EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re: CAPSTONE GREEN ENERGY CORPORATION, et al., Debtors.[1]	: : : : : : :	Chapter 11 Case No. 23-11634 (LSS) (Jointly Administered)
:

NOTICE OF FILING OF PLAN SUPPLEMENT TO JOINT

PREPACKAGED CHAPTER 11 PLAN OF REORGANIZATION OF

CAPSTONE GREEN ENERGY CORPORATION AND ITS DEBTOR AFFILIATES

PLEASE TAKE NOTICE that on September 28, 2023, the above-captioned debtors and debtors in possession (the “Debtors”) filed the Joint Prepackaged Chapter 11 Plan of Reorganization of Capstone Green Energy Corporation and Its Debtor Affiliates [Docket No. 17] (including all exhibits, schedules, appendices, and supplements thereto, and as amended, modified, or supplemented from time to time, the “Plan”) and the Disclosure Statement for the Joint Prepackaged Chapter 11 Plan of Reorganization of Capstone Green Energy Corporation and Its Debtor Affiliates [Docket No. 18] (the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Court”).  Also on September 28, 2023, the Debtors filed the Motion of Debtors for Entry of an Order (I) Scheduling a Combined Disclosure Statement Approval and Plan Confirmation Hearing, (II) Approving Related Dates, Deadlines, Notices, and Procedures, (III) Approving the Solicitation Procedures and Related Dates, Deadlines, and Notices, (IV) Conditionally Waiving the Requirements That (A) the U.S. Trustee Convene a Meeting of Creditors and (B) the Debtors File Schedules of Assets and Liabilities, Statements of Financial Affairs, and Rule 2015.3 Financial Reports, and (V) Granting Related Relief [Docket No. 14] (the “Scheduling Motion”).

PLEASE TAKE FURTHER NOTICE that, on September 29, 2023, the Court held a hearing (the “Hearing”) to consider, among other things, the Scheduling Motion.  Subsequent to the Hearing, the Court entered that certain Order (I) Scheduling a Combined Disclosure Statement Approval and Plan Confirmation Hearing, (II) Approving Related Dates, Deadlines, Notices, and Procedures, (III) Approving the Solicitation Procedures and Related Dates, Deadlines, and Notices, (IV) Conditionally Waiving the Requirements That (A) the U.S. Trustee Convene a Meeting of Creditors and (B) the Debtors File Schedules of Assets and Liabilities, Statements of

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The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number are: Capstone Green Energy Corporation (0883); Capstone Turbine International, Inc. (4270); and Capstone Turbine Financial Services, LLC (N/A).  The Debtors’ mailing address is 16640 Stagg Street, Van Nuys, California 91406.

Financial Affairs, and Rule 2015.3 Financial Reports, and (V) Granting Related Relief [Docket No. 48] (the “Scheduling Order”).2

PLEASE TAKE FURTHER NOTICE that the Plan and the Disclosure Statement  contemplate the submission of certain documents and forms of documents, agreements, schedules, and exhibits to the Plan (as may be amended, supplemented, or modified from time to time, the “Plan Supplement”) in advance of the Confirmation Hearing or such later date as may be approved by the Court on notice to parties in interest.

PLEASE TAKE FURTHER NOTICE that, in accordance with the Scheduling Order, the Debtors hereby file this Plan Supplement in support of confirmation of the Plan.

PLEASE TAKE FURTHER NOTICE that the Plan Supplement contains current drafts of the following documents (which remain subject to ongoing negotiations among the Debtors and interested parties in accordance with the Plan and the Transaction Support Agreement), as may be modified, amended, or supplemented from time to time:

Exhibit	Document
A	Valuation of the Reorganized Debtors
B	Schedule of Rejected Executory Contracts and Unexpired Leases
C	Schedule of Assumed Executory Contracts and Unexpired Leases
D	Description of Retained Causes of Action
E	Description of Retained Assets
F	Directors and Officers of the Reorganized Debtors
G	Organizational Documents of the Reorganized Debtors
H	Services Agreement

PLEASE TAKE FURTHER NOTICE that the Plan Supplement shall be deemed incorporated into and part of the Plan as if set forth therein in full.  The documents and designations contained in this Plan Supplement are integral to, and considered part of, the Plan.  The Plan Supplement has not yet been approved by the Court.  If the Plan is confirmed, the Plan Supplement will also be approved by the Court pursuant to the order confirming the Plan.

PLEASE TAKE FURTHER NOTICE that, subject to the terms and conditions of the Plan and the Transaction Support Agreement, the Debtors reserve the right to alter, amend, modify, or supplement any document of, or add any document to, the Plan Supplement.  None of the information contained herein shall be deemed final or binding on the Debtors prior to the Effective Date of the Plan.

PLEASE TAKE FURTHER NOTICE that the Plan Supplement, the Plan, the Disclosure Statement, and related materials can be obtained free of charge at the Debtors’ public restructuring website maintained by Kroll Restructuring Administration LLC (the “Claims and Noticing Agent”) at https://cases.ra.kroll.com/capstone or by contacting the Claims and Noticing Agent at (844) 642-

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Scheduling Order, the Plan, or the Disclosure Statement, as applicable.

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1256 (Toll-free from US / Canada) or +1 (646) 651-1164 (International).  In addition, such documents are available for inspection for a fee on the Court’s website at www.deb.uscourts.gov and are on file with the Clerk of the Court, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801, where they are available for review between the hours of 8:00 a.m. to 4:00 p.m., prevailing Eastern Time.

PLEASE TAKE FURTHER NOTICE that any objections to the adequacy of the Disclosure Statement or confirmation of the Plan must be filed on or before October 31, 2023 at 4:00 p.m., prevailing Eastern Time.  Any objections to the adequacy of the Disclosure Statement or confirmation of the Plan must: (a) be in writing; (b) comply with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and other case management rules and orders of the Court; (c) state the legal or factual basis for such objections and, if practicable, a proposed modification to the Plan that would resolve such objections; and (d) be filed with this Court with proof of service thereof.  Objections not timely filed and served in the manner set forth herein may not be considered by the Court and may be overruled without further notice.

PLEASE TAKE FURTHER NOTICE that a hearing to consider the adequacy of the Disclosure Statement and confirmation of the Plan (the “Confirmation Hearing”) will be held on November 7, 2023 at 10:00 a.m. (Prevailing Eastern Time) before the Honorable Laurie Selber Silverstein, United States Bankruptcy Judge, in Courtroom 2 of the United States Bankruptcy Court, 824 North Market Street, Wilmington, Delaware 19801.  In the event of a timely filed objection that is not settled by the parties, the Court shall hear such objection at the Combined Hearing.  The Confirmation Hearing may be continued from time to time by the Court or the Debtors without further notice other than by such adjournment being announced in open court or by a notice of adjournment filed with the Court and served on other parties entitled to notice.

Dated:October 24, 2023	/s/ Shane M. Reil
Wilmington, Delaware

YOUNG CONAWAY STARGATT & TAYLOR, LLP

Matthew B. Lunn (No. 4119)

Shane M. Reil (No. 6195)

Rodney Square

1000 North King Street

Wilmington, DE 19801

Telephone: (302) 571-6600

Facsimile: (302) 571-1253

Email: mlunn@ycst.com

sreil@ycst.com

-and-

KATTEN MUCHIN ROSENMAN LLP

Peter A. Siddiqui (pro hac vice pending)

Ethan D. Trotz (pro hac vice pending)

Kenneth N. Hebeisen (pro hac vice pending)

525 W. Monroe Street

Chicago, IL 60661

Telephone: (312) 902-5200

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Facsimile: (312) 902-1061 Email: peter.siddiqui@katten.com ethan.trotz@katten.com ken.hebeisen@katten.com Proposed Attorneys for the Debtors and Debtors in Possession

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Exhibit A

Valuation of the Reorganized Debtors

Exhibit B

Schedule of Rejected Executory Contracts and Unexpired Leases

Debtor Party	Name and Address of Counterparty	Description of Contract or Lease	Effective Date	Expiration Date
Capstone Green Energy Corporation

Broadridge Financial Solutions, Inc., as rights agent

Broadridge Financial Solutions, Inc.

1717 Arch St.

Suite 1300

Philadelphia, PA 19103

Attn: Corporate Actions Manager

Copy to:

Broadridge Financial Solutions, Inc.

2 Gateway Center

Newark, NJ 07102

Attn: General Counsel

Further copy to:

legalnotices@broadridge.com

		That certain Rights Agreement dated as of May 6, 2019, as amended by that certain Amendment No. 1 to Rights Agreement dated as of September 12, 2022	5/6/2019	5/6/2025

Exhibit C

Schedule of Assumed Executory Contracts and Unexpired Leases

[Attached.]

Review of proposed Cure amounts, if any, is ongoing.  As of the Effective Date, the Debtors anticipate the majority of Cure amounts will be reconciled post-Effective Date in the ordinary course of business pursuant to the terms of any such assumed Executory Contract or Unexpired Lease, as applicable.

Exhibit D

Description of Retained Causes of Action

“Retained Causes of Action” include all of the Debtors’ claims (as defined in section 101(5) of the Bankruptcy Code) and Causes of Action against any and all parties arising under law or equity, including any defenses, counterclaims, crossclaims, and other rights in litigation asserted by any party against the Debtors.

The Plan defines “Causes of Action” to mean “any and all claims, actions, causes of action, choses in action, suits, debts, damages, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, judgments, remedies, rights of set-off, third-party claims, subrogation claims, contribution claims, reimbursement claims, indemnity claims, counterclaims, and crossclaims (including all claims and any avoidance, recovery, subordination, or other actions against Insiders and/or any other Entities under the Bankruptcy Code, including Avoidance Actions) of any of the Debtors and/or the Estates, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, that are or may be pending on the Effective Date or commenced by the Reorganized Debtors after the Effective Date against any Entity, based in law or equity, including under the Bankruptcy Code, whether direct, indirect, derivative, or otherwise and whether asserted or unasserted as of the date of entry of the Confirmation Order.”

Further, Section 4.15 of the Plan provides, among other things, that “[u]nless any Causes of Action against an Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or by a Final Order, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain and may enforce all rights to commence and pursue any and all Causes of Action, whether arising before or after the Petition Date, and the Reorganized Debtors’ rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the occurrence of the Effective Date.”  For the avoidance of doubt, nothing in this Plan Supplement modifies the definition of “Causes of Action” in the Plan or impairs or otherwise affects in any way Section 4.15 of the Plan.

In addition to the Retained Causes of Action identified herein, there may be additional Retained Causes of Action based on state or federal law, or otherwise, that currently exist or may arise, that are not set forth herein, because the facts that form the basis of such Retained Causes of Action are not fully or currently known by the Debtors (the “Unknown Retained Causes of Action”).  For the avoidance of doubt, the intent of the Plan is that the Reorganized Debtors shall retain all Retained Causes of Action, including any Unknown Retained Causes of Action, as provided for in the Plan and as set forth herein.  The failure to list any Retained Causes of Action, including any Unknown Retained Causes of Action, in the Plan or this Schedule is not in any way intended to waive such claims or lit the rights to pursue such claims.

No party may rely on the absence of a specific reference in the Plan or the Disclosure Statement to any Cause of Action against them as any indication that the Debtors or the Reorganized Debtors will not pursue any and all available Causes of Action against them.

The Debtors and the Reorganized Debtors expressly reserve all rights to prosecute any and all Causes of Action against any party, except as otherwise expressly provided in the Plan.

Review of the Debtors’ Causes of Action is ongoing.  Accordingly, all rights are reserved to supplement this Schedule prior to the Effective Date of the Plan.

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Exhibit E

Description of Retained Assets

This Exhibit E will be filed as soon as reasonably practicable prior to the Confirmation Hearing.

Exhibit F

Directors and Officers of the Reorganized Debtors

As of the Effective Date, the Reorganized PublicCo Board shall be appointed in accordance with the organizational documents of Reorganized PublicCo, the other constituent documents of the Reorganized Debtors, and the Plan.  On the Effective Date, the Reorganized PublicCo Board shall consist of the following five members, all of whom served on the board of directors of Capstone Green Energy Corporation as of the Petition Date:

●	Robert C. Flexon: Mr. Flexon has decades of experience in the energy industry. He currently serves as Chair of the Board of PG&E Corporation and sits on the ERCOT Board of Directors, among other public company directorships. Prior to joining Capstone, Mr. Flexon served as: President and Chief Executive Officer of Dynegy Inc., an independent power producer and electricity marketer; Chief Financial Officer of UGI Corporation, a distributor and marketer of energy products and services; Chief Financial Officer and Chief Operating Officer of NRG Energy, Inc., a power generation and electricity marketer; and Chief Executive Officer of Foster Wheeler, a Swiss global engineering conglomerate.

●	Ping Fu: Ms. Fu is the co-founder of Geomagic and served as its Chief Executive Officer until 2013. The 3D imaging and 3D printing technologies she created fundamentally changed the way products are designed and manufactured around the world. She also served as part of the team in creating the NCSA Mosaic software and HTTP server software that led to the exponential growth of the internet. She was the Chief Strategy and Chief Entrepreneur Officer at 3D Systems from 2013 to 2016, and has served on the boards of other public companies including Live Nation Entertainment, the Long Now Foundation, and the Burning Man Project.

●	Yon Y. Jorden: Ms. Jorden is a seasoned board and audit committee member who has historically held strategic senior management and board positions in the energy, automation, and healthcare sectors. Today, Ms. Jorden serves as a director for public companies including Cohu, Inc. and Alignment Healthcare, Inc., as well as Methodist Health System, a not-for-profit Texas-based hospital system. Ms. Jorden previously was an independent director for Maxwell Technologies, Magnetek Incorporated, Bioscrip Incorporated, and U.S. Oncology Corporation. She also served as Chief Financial Officer of four publicly traded companies and non-profit organizations, including AdvancePCS, Informix Corporation, Oxford Health Plans, Inc., and WellPoint, Inc.

●	Robert F. Powelson: Mr. Powelson is a highly respected leader in the power and energy regulatory industry. He has served as President and Chief Executive Officer of the National Association of Water Companies since 2018. Previously, Mr. Powelson served as Commissioner for the Federal Energy Regulatory Commission from 2017 to 2018, and President of the National Association of Regulatory Utility Commissioners in 2017. He

also served on the Pennsylvania Public Utility Commission from 2008 to 2017, which he led as Chairman from 2011 to 2015.

●	Denise Wilson: From 2011 to 2016, Ms. Wilson served as Executive Vice President and President of New Business for NRG Energy, Inc., an independent power company with generation, energy retail business and cleantech ventures. Ms. Wilson also served as Executive Vice President and Chief Administrative Officer of NRG from 2008 to 2011, among various other roles at NRG from 2000 to 2007. Further, Ms. Wilson has served in executive leadership roles in human resources for Nash-Finch Company, Metris Companies Inc., and General Electric ITS.

Further, as of the Effective Date, the officers of the Reorganized Debtors shall be appointed in accordance with the organizational documents of the Reorganized Debtors and the Plan.1  On the Effective Date, the officers of both Reorganized PublicCo and New Subsidiary shall be as follows:

●	Interim President and Chief Executive Officer[2] – Robert C. Flexon: Mr. Flexon brings years of industry experience to his interim role, including serving as Interim President and CEO of Capstone Green Energy Corporation since August 2023. As discussed above, Mr. Flexon brings both directorship and executive leadership in finance and accounting in the energy, chemicals and oil and gas sectors, plus safety, workforce organization, and turnarounds.

●	Chief Financial Officer – John J. Juric: Mr. Juric, a Certified Public Accountant, has more than 25 years of experience in finance and business management, including serving as Capstone Green Energy Corporation’s CFO since March 2023. Before joining Capstone, Mr. Juric held several senior finance positions in prominent industries including: USALCO, LLC; Fiberweb, PLC; CIBA Specialty Chemicals; and Arco Chemical Company.

[1]	The directors and officers of Reorganized PrivateCo will be filed as soon as reasonably practicable prior to the Confirmation Hearing.
[2]

An executive search for a permanent President and Chief Executive Officer of the Reorganized Debtors is currently underway but has not yet been completed.  The Debtors expect the search to be completed following the Effective Date.

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Exhibit G

Organizational Documents of the Reorganized Debtors

This Exhibit G will be filed as soon as reasonably practicable prior to the Confirmation Hearing.

Exhibit H

Services Agreement

This Exhibit H will be filed as soon as reasonably practicable prior to the Confirmation Hearing.

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation As of October 2, 2023 Version: October 9, 2023 Economic and Valuation Services © 2023 KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee. All rights reserved. The KPMG name and logo are trademarks used under license by the independent member firms of the KPMG global organization. Economic and Valuation Services

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Table of Contents As of October 2, 2023 Schedules Schedule 1 Summary of Values Schedule 2 Balance Sheets Schedule 3 Income Statements Schedule 4 Discounted Cash Flow Method Schedule 5 Weighted Average Cost of Capital Schedule 6 Guideline Public Company - Implied Multiples Workpapers Workpaper 1 Net Working Capital Workpaper 2 Guideline Public Company Data Workpaper 3 Guideline Public Company Descriptions Schedule/Workpaper Reference

Appendix 1: Capstone Green Energy Corporation

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Schedule 1 Summary of Values Page 1 of 1 As of October 2, 2023 (USD in thousands) Summary of Values Low Mid High Discounted Cash Flow Method 50,492.3 56,515.2 63,607.6 [1] Weight % 100.0% 100.0% 100.0% [2] Fair Value of Business Enterprise Value (Controlling, Marketable Basis) (Rounded) 50,492.0 56,515.0 63,608.0 [3] Plus: Cash and Short Term Investments 2,374.3 2,374.3 2,374.3 [3] [4] Less: Total Debt (Exc. Finance Lease Liabilities and Operating Lease Liabilities) 25,000.0 25,000.0 25,000.0 Fair Value of Equity (Controlling, Marketable Basis) 27,866.3 33,889.3 40,982.3 Notes: [1] We relied on DCF method and allocated 100% weight to DCF method. [2] Represents the fair value of the business enterprise value. [3] [4] Represents the sum of all interest bearing liabilities, less cash and short term investments. Unless otherwise noted, information directly sourced from, or calculated based on information provided by, Management. Assumed that fair value equals expected book value. Capstone Green Energy Corporation

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Schedule 2 Balance Sheets Page 1 of 1 As of October 2, 2023 (USD in thousands) As Of [1] 09/30/23 Cash and Cash Equivalents 2,374.3 Accounts Receivable 14,745.2 Inventory 25,474.6 Prepaid Expenses and Other Current Assets 8,084.4 Current Assets 50,678.5 Accounts Receivable, Noncurrent 25.4 [2] Property, Plant, and Equipment 30,099.4 Identifiable Intangible Assets, Net - Other Assets 10,964.2 Noncurrent Assets 41,089.1 Total Assets 91,767.6 Accounts Payable 22,434.2 Deferred Revenue, Current 6,559.7 Accrued Expenses 5,500.3 Deposits 4,189.5 FPP Liability 10,000.0 Revolving Credit Facility - Curr portion, notes payable & capital lease obligations 3,762.5 Current Liabilities 52,446.1 Revolver - DIP Facility (Amounts Drawn on Revolver) - [3] Term Note 25,000.0 PIK Interest - Nonoperating Liabilities, Noncurrent 9,506.8 Noncurrent Liabilities 34,506.8 Total Liabilities 86,952.9 Total Equity 4,814.6 Total Liabilities and Equity 91,767.6 Summary of Key Metrics - Book Values Cash and Cash Equivalents 2,374.3 [4] Total Debt (Exc. Finance Lease Liab. and Operating Lease Liab.) 25,000.0 [5] Book Value of Cash Free Net Working Capital 9,620.5 Cash Free NWC as a % of Revenue 11.0% Book Value of Business Enterprise Value Net of Operating Lease Liabilities 50,709.6 Book Value of Total Invested Capital Net of Operating Lease Liabilities 29,814.6 Notes: [1] Unless otherwise noted, information directly sourced from, or calculated based on information provided by, Management. [2] Excludes the right-of-use asset (ROU) associated with operating and finance leases. [3] Based on discussion with Management term note amount is the expected re-structured principal. [4] Represents the sum of all interest bearing liabilities. Management informed that emergence debt is expected to be $25.0 million. [5] Historical Represents current assets minus cash and current liabilities, excluding debt, finance leases, operating leases, nonoperating assets, or nonoperating liabilities.

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Schedule 3 Income Statements Page 1 of 1 As of October 2, 2023 (USD in thousands) Projected Projected FYE [1] Stub [2] FYE [1] 03/31/23 03/31/24 03/31/24 03/31/25 03/31/26 03/31/27 03/31/28 03/31/29 03/31/30 Total Revenue 80,228.9 94,528.2 43,579.0 107,575.2 114,631.6 123,132.6 130,904.7 137,722.2 143,374.3 Revenue Growth % 15.2% 17.8% n/a 13.8% 6.6% 7.4% 6.3% 5.2% 4.1% Cost of Sales 68,895.5 71,144.7 31,950.9 78,298.9 80,395.4 85,476.0 90,871.3 95,603.8 99,527.4 Cost of Sales % 85.9% 75.3% 73.3% 72.8% 70.1% 69.4% 69.4% 69.4% 69.4% Gross Profit 11,333.3 23,383.6 11,628.1 29,276.3 34,236.2 37,656.6 40,033.4 42,118.4 43,846.9 Gross Profit % 14.1% 24.7% 26.7% 27.2% 29.9% 30.6% 30.6% 30.6% 30.6% General and Administrative Expenses 11,243.8 12,347.7 4,981.3 11,955.2 11,955.2 11,955.2 12,709.8 13,371.7 13,920.5 General and Administrative Expenses % 14.0% 13.1% 11.4% 11.1% 10.4% 9.7% 9.7% 9.7% 9.7% Research and Development Expenses 2,376.7 3,014.6 1,305.0 3,132.0 3,132.0 3,132.0 3,329.7 3,503.1 3,646.9 Research and Development Expenses % 3.0% 3.2% 3.0% 2.9% 2.7% 2.5% 2.5% 2.5% 2.5% Bad Debt Expense (Recovery) 2,348.2 - - - - - - - - Bad Debt Expense (Recovery) % 2.9% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Customer Service 2,104.1 2,256.7 940.3 2,256.7 2,256.7 2,256.7 2,399.2 2,524.1 2,627.7 Customer Service % 2.6% 2.4% 2.2% 2.1% 2.0% 1.8% 1.8% 1.8% 1.8% Restructuring Expense 1,475.0 8,332.4 3,005.4 - - - - - - Restructuring Expense % 1.8% 8.8% 6.9% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Sales and Marketing Expenses 6,048.5 4,870.5 2,029.4 4,870.5 4,870.5 4,870.5 5,177.9 5,447.6 5,671.2 Sales and Marketing Expenses % 7.5% 5.2% 4.7% 4.5% 4.2% 4.0% 4.0% 4.0% 4.0% Depreciation Addback (4,502.5) (3,925.5) (1,311.5) (3,168.9) (3,565.9) (4,136.4) (4,397.5) (4,626.5) (4,816.4) Depreciation Addback % (5.6%) (4.2%) (3.0%) (2.9%) (3.1%) (3.4%) (3.4%) (3.4%) (3.4%) Total Operating Expenses 21,093.8 26,896.4 10,950.0 19,045.6 18,648.5 18,078.0 19,219.1 20,220.0 21,049.9 Total Operating Expenses % 26.3% 28.5% 25.1% 17.7% 16.3% 14.7% 14.7% 14.7% 14.7% EBITDA (3,512.8) (9,760.4) 678.2 10,230.7 15,587.7 19,578.5 20,814.3 21,898.3 22,797.0 EBITDA % (12.2%) (3.7%) 1.6% 9.5% 13.6% 15.9% 15.9% 15.9% 15.9% Depreciation Expenses on PP&E 4,502.5 3,925.5 1,311.5 3,168.9 3,565.9 4,136.4 4,397.5 4,626.5 4,816.4 Depreciation Expenses on PP&E 5.6% 4.2% 3.0% 2.9% 3.1% 3.4% 3.4% 3.4% 3.4% Tax Depreciation Expenses 3,925.5 4,502.5 1,311.5 3,168.9 3,565.9 4,136.4 4,397.5 4,626.5 4,816.4 Tax Depreciation Expenses % 5.6% 4.2% 3.0% 2.9% 3.1% 3.4% 3.4% 3.4% 3.4% EBIT (14,262.9) (7,438.3) (633.3) 7,061.9 12,021.7 15,442.1 16,416.8 17,271.8 17,980.6 EBIT % (17.8%) (7.9%) (1.5%) 6.6% 10.5% 12.5% 12.5% 12.5% 12.5% Income Taxes (3,777.2) (1,969.9) (167.7) 1,870.2 3,183.7 4,089.5 4,347.6 4,574.0 4,761.7 Income Tax Rate % 26.5% 26.5% 26.5% 26.5% 26.5% 26.5% 26.5% 26.5% 26.5% Net Operating Profit After Tax (10,485.7) (5,468.5) (465.6) 5,191.7 8,838.1 11,352.6 12,069.2 12,697.8 13,218.9 Capital Expenditures 7,936.6 3,166.8 515.7 560.0 7,084.6 5,218.6 5,548.0 5,836.9 6,076.5 Capital Expenditures 3,166.8 7,936.6 515.7 560.0 7,084.6 5,218.6 5,548.0 5,836.9 6,076.5 Capital Expenditures % 9.9% 3.4% 1.2% 0.5% 6.2% 4.2% 4.2% 4.2% 4.2% Notes: [1] Unless otherwise noted, information directly sourced from, or calculated based on information provided by, Management. [2] Stub period estimated by summing up financials from November 2023 to March 2024.

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Schedule 4 Discounted Cash Flow Method Page 1 of 1 As of October 2, 2023 (USD in thousands) Projected Stub [1] FYE [1] Terminal 03/31/24 03/31/25 03/31/26 03/31/27 03/31/28 03/31/29 03/31/30 Year [2] Total Revenue 43,579.0 107,575.2 114,631.6 123,132.6 130,904.7 137,722.2 143,374.3 147,675.5 Total Revenue Growth % n/a 13.8% 6.6% 7.4% 6.3% 5.2% 4.1% 3.0% Cost of Sales 31,950.9 78,298.9 80,395.4 85,476.0 90,871.3 95,603.8 99,527.4 102,513.2 Gross Profit 11,628.1 29,276.3 34,236.2 37,656.6 40,033.4 42,118.4 43,846.9 45,162.3 Gross Profit % 26.7% 27.2% 29.9% 30.6% 30.6% 30.6% 30.6% 30.6% Total Operating Expenses 10,950.0 19,045.6 18,648.5 18,078.0 19,219.1 20,220.0 21,049.9 21,681.4 EBITDA 10,230.7 678.2 15,587.7 19,578.5 20,814.3 21,898.3 22,797.0 23,480.9 EBITDA % 1.6% 9.5% 13.6% 15.9% 15.9% 15.9% 15.9% 15.9% Tax Depreciation Expenses 1,311.5 3,168.9 3,565.9 4,136.4 4,397.5 4,626.5 4,816.4 6,258.8 Tax Depreciation Expenses % 3.0% 2.9% 3.1% 3.4% 3.4% 3.4% 3.4% 4.2% EBITA 7,061.9 (633.3) 12,021.7 15,442.1 16,416.8 17,271.8 17,980.6 17,222.2 Income Taxes (167.7) 1,870.2 3,183.7 4,089.5 4,347.6 4,574.0 4,761.7 4,560.9 [3] Income Tax Rate % 26.5% 26.5% 26.5% 26.5% 26.5% 26.5% 26.5% 26.5% Net Operating Profit After Tax (465.6) 5,191.7 8,838.1 11,352.6 12,069.2 12,697.8 13,218.9 12,661.3 Plus: Tax Depreciation Expenses 1,311.5 3,168.9 3,565.9 4,136.4 4,397.5 4,626.5 4,816.4 6,258.8 Tax Depreciation Expenses and Amortization Expenses % 3.0% 2.9% 3.1% 3.4% 3.4% 3.4% 3.4% 4.2% [4] (Increase) / Decrease in Cash Free Net Working Capital (353.6) (652.3) (352.8) (425.1) (388.6) (340.9) (282.6) (215.1) Cash Free Net Working Capital % 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% [5] Less: Capital Expenditures 515.7 560.0 7,084.6 5,218.6 5,548.0 5,836.9 6,076.5 6,258.8 Capital Expenditures % 1.2% 0.5% 6.2% 4.2% 4.2% 4.2% 4.2% 4.2% Free Cash Flow (23.4) 7,148.2 4,966.6 9,845.4 10,530.1 11,146.5 11,676.2 12,446.2 [6] Terminal Value 99,569.8 Partial Period Factor 1.0000 1.0000 1.0000 1.0000 1.0000 1.0000 1.0000 1.0000 [7] Present Value Period 0.2473 0.9945 1.9945 2.9945 3.9945 4.9945 5.9945 5.9945 Present Value Factor @ 15.5% Discount Rate 0.9650 0.8665 0.7502 0.6495 0.5624 0.4869 0.4216 0.4216 Discounted Cash Flow (22.5) 6,193.8 3,725.9 6,394.8 5,921.7 5,427.1 4,922.1 41,973.8 Sum of Discounted Cash Flows 74,536.8 [8] Excess / (Deficient) Cash Free Net Working Capital 5,247.7 [9] Cash and Cash Equivalents 2,374.3 [9] Net Nonoperating Assets / (Liabilities) (23,269) Total Invested Capital 58,889.5 [9] Less: Cash and Cash Equivalents 2,374.3 Business Enterprise Value 56,515.2 Key Assumptions Sensitivity Table Long-Term Growth Rate 3.0% Long-Term Growth Rate Normalized Tax Rate 26.5% 56,515 2.5% 3.0% 3.5% Normalized Net Working Capital 5.0% 14.5% 61,141 63,608 66,298 Normalized Depreciation as % of CapEx 100.0% 15.0% 57,680 59,911 62,335 Weighted Average Cost of Capital 15.5% 15.5% 54,491 56,515 58,708 16.0% 51,543 53,386 55,375 16.5% 48,810 50,492 52,304 Notes: [1] Unless otherwise noted, information directly sourced from, or calculated based on information provided by, Management. Stub period estimated by summing up financials from November 2023 to March 2024. [2] Terminal year projections were estimated based on a perpetual growth rate of 3.0%. [3] Based on the effective tax rate provided by Management. [4] Represents the difference between the normalized cash free net working capital as of 2024 and the normalized cash free net working capital as of the Valuation Date. [5] Capital expenditures were assumed to equal depreciation expenses in the terminal year. [6] Calculated using the Gordon growth model with a perpetual growth rate of 3.0%. [7] Assumed mid-period cash flow receipts. [8] Represents the difference between normalized and actual cash free net working capital as of the Valuation Date. [9] Assumed that fair value equals closing balance sheet book value. Discount Rate

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Schedule 5 Weighted Average Cost of Capital Page 1 of 1 As of October 2, 2023 Accounting Observed Adjusted Debt / Adjusted Debt / Tax Unlevered Relevered Guideline Public Company Standard Ticker [1] Country [1] Beta [2] Total Equity [3] / TIC [3] Rate [4] Beta Beta Ballard Power Systems Inc. IFRS TSX:BLDP n/a n/a Canada 1.58 0.8% 0.8% 26.5% 1.57 1.77 Bloom Energy Corporation US GAAP NYSE:BE n/a n/a United States 2.46 44.4% 30.7% 27.0% 1.86 2.10 Caterpillar Inc. US GAAP NYSE:CAT A2 A United States 1.00 38.8% 28.0% 22.7% 0.77 0.87 Cummins Inc. US GAAP NYSE:CMI n/a A+ United States 0.98 13.3% 11.7% 21.4% 0.89 1.00 Electrovaya Inc. IFRS TSX:ELVA n/a n/a Canada 1.23 24.3% 19.6% 26.5% 1.05 1.18 Eos Energy Enterprises, Inc. US GAAP NasdaqCM:EOSE n/a n/a United States 1.56 36.6% 26.8% 27.0% 1.23 1.39 ESS Tech, Inc. US GAAP NYSE:GWH n/a n/a United States 1.56 0.8% 0.8% 27.0% 1.55 1.75 FuelCell Energy, Inc. US GAAP NasdaqGM:FCEL n/a n/a United States 2.06 32.8% 24.7% 27.0% 1.67 1.88 Generac Holdings Inc. US GAAP NYSE:GNRC n/a n/a United States 1.40 14.5% 12.6% 21.0% 1.25 1.42 Hyzon Motors Inc. US GAAP NasdaqGS:HYZN n/a n/a United States 1.85 0.0% 0.0% 27.0% 1.85 2.09 Plug Power Inc. US GAAP NasdaqCM:PLUG n/a n/a United States 1.98 16.3% 14.0% 27.0% 1.77 1.99 Polar Power, Inc. US GAAP NasdaqCM:POLA n/a n/a United States 1.61 5.0% 4.7% 27.0% 1.55 1.75 SES AI Corporation US GAAP NYSE:SES n/a n/a United States 0.93 0.0% 0.0% 27.0% 0.93 1.05 Maximum 2.46 44.4% 30.7% 27.0% 1.86 2.10 Upper Quartile 1.85 32.8% 24.7% 27.0% 1.67 1.88 Mean 1.55 17.5% 13.4% 25.7% 1.38 1.56 Median 1.56 14.5% 12.6% 27.0% 1.55 1.75 Lower Quartile 1.23 0.8% 0.8% 26.5% 1.05 1.18 Minimum 0.93 0.0% 0.0% 21.0% 0.77 0.87 Selected 15.0% 26.5% 1.30 1.47 Cost of Equity Cost of Debt Weighted Average Cost of Capital Weight Contribution + Risk Free Rate [5] 5.0% + Pre-Tax Cost of Debt [12] 6.5% Cost of Equity 17.4% 85.0% 14.8% + Currency Risk Premium [6] 0.0% + Sovereign Spread Premium [13] 0.0% Cost of Debt 4.8% 15.0% 0.7% + Beta [7] 1.47 + Currency Risk Premium [6] 0.0% x Equity Risk Premium [8] 5.0% = Adjusted Pre-Tax Cost of Debt 6.5% Weighted Average Cost of Capital (rounded) 15.5% + Country Risk Premium [9] 0.0% x (1-Tax Rate) 73.5% + Size Premium [10] 3.1% = After-Tax Cost of Debt 4.8% + Company Specific Premium [11] 2.0% = Cost of Equity 17.4% Notes: [1] Unless otherwise noted, information directly sourced from, or calculated based on information provided by, S&P Capital IQ. [2] Based on the 5 year weekly Raw Betas determined using individual closing stock prices, as provided by S&P Capital IQ. If 5 year weekly raw betas were unavailable, raw betas for the longest post-IPO period were used instead. [3] TIC = Total Invested Capital. Based on the average capital structure for the past five years, as provided by S&P Capital IQ. Excludes operating lease liabilities in both, Total Debt and TIC. [4] Based on the average effective tax rates for the past five years, as provided by S&P Capital IQ. If the information was unavailable, the statutory tax rate was used based on KPMG's Corporate and Indirect Tax Rate Survey. [5] Based on the yield of 20-year U.S. treasury bonds on the Valuation Date, as provided by S&P Capital IQ. [6] Based on macroeconomic factors sourced from the Economist Intelligence Unit and S&P Capital IQ. [7] Selected beta takes into account differences in leverage between the Company and the publicly traded guideline companies. [8] Based on KPMG's review of recently published articles, academic studies and surveys that attempt to quantify the expected equity risk premium for U.S. common stocks. [9] Based on the country risk ratings provided by Damodaran Online's Risk Premiums for Other Markets . Represents the risk attributable to the Company's sales in the United States, as no sales occur outside of the United States. [10] Based on the historical incremental return on companies of similar size as published by Kroll in the Cost of Capital Navigator as of October 2, 2023. [11] Represents all other nonsystematic and forecast risks specific to the Company, as estimated by KPMG. [12] Based on the yield of Moody's Baa-rated Corporate Bonds, which is commensurate with the credit ratings of the GPCs as of the Valuation Date, as provided by S&P Capital IQ. [13] Based on the difference between similar government bonds for the primary country of operations and the United States as of the Valuation Date. Moody's Credit Rating S&P Credit Rating

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Schedule 6 Guideline Public Company - Implied Multiples Page 1 of 2 As of October 2, 2023 (USD in millions) Guideline Public Company [1] FY FY FY+1 FY+1 FY+2 FY+2 Revenue EBITDA Revenue EBITDA Revenue EBITDA Ballard Power Systems Inc. TSX:BLDP Canada 224.8 83.8 (152.4) 93.0 (142.5) 139.5 (132.1) Bloom Energy Corporation NYSE:BE United States 3,726.0 1,199.1 (102.7) 1,449.0 66.9 1,874.7 199.0 Caterpillar Inc. NYSE:CAT United States 170,083.7 59,427.0 11,914.0 66,387.7 14,489.8 68,581.4 14,903.7 Cummins Inc. NYSE:CMI United States 38,672.0 28,074.0 4,136.0 33,042.8 5,006.9 32,732.3 4,971.9 Electrovaya Inc. TSX:ELVA Canada 104.0 42.0 2.7 73.5 11.0 119.0 37.2 Eos Energy Enterprises, Inc. NasdaqCM:EOSE United States 506.9 17.9 (207.6) 29.7 (111.3) 243.4 (27.7) ESS Tech, Inc. NYSE:GWH United States 216.5 0.9 (104.0) 9.9 (80.8) 71.9 (60.2) FuelCell Energy, Inc. NasdaqGM:FCEL United States 346.7 130.5 (120.7) 127.0 (98.2) 173.2 (64.6) Generac Holdings Inc. NYSE:GNRC United States 8,109.1 4,564.7 724.2 4,046.7 630.8 4,374.9 797.8 Hyzon Motors Inc. NasdaqGS:HYZN United States 123.2 3.7 (159.3) 0.8 (121.7) 36.9 (147.4) Plug Power Inc. NasdaqCM:PLUG United States 3,645.9 701.4 (626.4) 1,303.9 (475.2) 1,969.8 35.3 Polar Power, Inc. NasdaqCM:POLA United States 18.9 16.1 (5.0) n/a n/a n/a n/a SES AI Corporation NYSE:SES United States 461.9 n/a (77.0) n/a (92.1) 25.0 (130.7) Maximum 59,427.0 170,083.7 11,914.0 66,387.7 14,489.8 68,581.4 14,903.7 Upper Quartile 2,040.5 3,726.0 2.7 2,747.9 207.9 2,571.0 348.7 Mean 7,855.1 17,403.0 1,170.9 9,687.6 1,590.3 9,195.2 1,698.5 Median 107.1 461.9 (102.7) 127.0 (86.4) 208.3 3.8 Lower Quartile 17.5 216.5 (152.4) 51.6 (113.9) 107.2 (81.1) Minimum 0.9 18.9 (626.4) 0.8 (475.2) 25.0 (147.4) Subject Company Financials 80.2 56.5 (9.8) 94.5 (3.5) 107.6 10.2 Notes: [1] Information directly sourced from, or calculated based on, information provided by S&P Capital IQ. [2] BEV has been adjusted to exclude the impact of operating lease liabilities. Ticker Country Financial Metric [1] Financial Metric [1] Financial Metric [1] BEV (USD in millions)[2]

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Schedule 6 Guideline Public Company - Implied Multiples Page 2 of 2 As of October 2, 2023 sands) Guideline Public Company [1] Ticker Country FY FY FY+1 FY+1 FY+2 FY+2 Revenue EBITDA Revenue EBITDA Revenue EBITDA Ballard Power Systems Inc. TSX:BLDP Canada 2.7x nmf 2.4x nmf 1.6x nmf Bloom Energy Corporation NYSE:BE United States 3.1x nmf 2.6x 55.7x 2.0x 18.7x Caterpillar Inc. NYSE:CAT United States 2.9x 14.3x 2.6x 11.7x 2.5x 11.4x Cummins Inc. NYSE:CMI United States 1.4x 9.4x 1.2x 7.7x 1.2x 7.8x Electrovaya Inc. TSX:ELVA Canada 2.5x 38.5x 1.4x 9.5x 0.9x 2.8x Eos Energy Enterprises, Inc. NasdaqCM:EOSE United States 28.3x nmf 17.1x nmf 2.1x nmf ESS Tech, Inc. NYSE:GWH United States 242.2x nmf 21.9x nmf 3.0x nmf FuelCell Energy, Inc. NasdaqGM:FCEL United States 2.7x nmf 2.7x nmf 2.0x nmf Generac Holdings Inc. NYSE:GNRC United States 1.8x 11.2x 2.0x 12.9x 1.9x 10.2x Hyzon Motors Inc. NasdaqGS:HYZN United States 33.1x nmf 153.9x nmf 3.3x nmf Plug Power Inc. NasdaqCM:PLUG United States 5.2x nmf 2.8x nmf 1.9x 103.2x Polar Power, Inc. NasdaqCM:POLA United States 1.2x nmf n/a n/a n/a n/a SES AI Corporation NYSE:SES United States n/a nmf n/a nmf 18.5x nmf Maximum 242.2x 38.5x 153.9x 55.7x 18.5x 103.2x Upper Quartile 11.0x 20.3x 9.9x 12.9x 2.6x 16.9x Mean 27.2x 18.3x 19.1x 19.5x 3.4x 25.7x Median 2.8x 12.7x 2.6x 11.7x 2.0x 10.8x Lower Quartile 2.3x 10.7x 2.2x 9.5x 1.8x 8.4x Minimum 1.2x 9.4x 1.2x 7.7x 0.9x 2.8x Implied Multiples (Subject Company) 0.7x nmf 0.6x nmf 0.5x 5.5x Notes [1] Information directly sourced from, or calculated based on, information provided by S&P Capital IQ. [2] BEV has been adjusted to exclude the impact of operating lease liabilities. [3] If applicable, negative multiples have been marked not meaningful. Business Enterprise Value [3] Business Enterprise Value [3] Business Enterprise Value [3]

Workpapers: Capstone Green Energy Corporation

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Workpaper 1 Net Working Capital Page 1 of 1 As of October 2, 2023 (USD in thousands) Balance Sheet Working Capital (Deficit)/Surplus Cash Free Net Working Capital (Required for Operations): Normalized Cash Free Net Working Capital % 5.0% TTM Revenues 87,456.7 Normalized Cash Free Net Working Capital (As of the Valuation Date) 4,372.8 Book Value of Cash Free Net Working Capital 9,620.5 Excess / (Deficient) Cash Free Net Working Capital 5,247.7 Projected FYE [1] 3/31/24 3/31/25 3/31/26 3/31/27 3/31/28 3/31/29 3/31/30 [1] Projected Revenues 94,528.2 107,575.2 114,631.6 123,132.6 130,904.7 137,722.2 143,374.3 147,675.5 [2] Cash Free Net Working Capital % 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% Ending Cash Free Net Working Capital 4,372.8 4,726.4 5,378.8 5,731.6 6,156.6 6,545.2 6,886.1 7,168.7 7,383.8 (Increases) / Decreases in Cash Free Net Working Capital (353.6) (652.3) (352.8) (425.1) (388.6) (340.9) (282.6) (215.1) Key Assumptions Long-Term Growth Rate 3.0% [2] Normalized Cash Free Net Working Capital % 5.0% Cash Free Net Working Capital % excl. Operating Leases [3] Guideline Public Company [3] Ticker FY-2 FY-1 FY LTM 3-Yr Average Ballard Power Systems Inc. TSX:BLDP 38.0% 21.4% 51.9% 82.8% 37.1% Bloom Energy Corporation NYSE:BE 11.7% 12.6% 19.4% 41.3% 14.5% Caterpillar Inc. NYSE:CAT 15.6% 8.7% 10.9% 9.1% 11.7% Cummins Inc. NYSE:CMI 12.0% 11.4% 14.1% 14.9% 12.5% Electrovaya Inc. TSX:ELVA 27.2% 52.6% 34.2% 37.0% 38.0% Eos Energy Enterprises, Inc. NasdaqCM:EOSE nmf nmf nmf nmf nmf ESS Tech, Inc. NYSE:GWH n/a n/a nmf nmf nmf FuelCell Energy, Inc. NasdaqGM:FCEL 68.4% 99.9% 38.5% 60.7% 68.9% Generac Holdings Inc. NYSE:GNRC 17.5% 17.3% 25.2% 30.9% 20.0% Hyzon Motors Inc. NasdaqGS:HYZN n/a nmf nmf nmf nmf Plug Power Inc. NasdaqCM:PLUG nmf nmf nmf nmf nmf Polar Power, Inc. NasdaqCM:POLA nmf nmf nmf nmf nmf SES AI Corporation NYSE:SES n/a n/a n/a n/a nmf Maximum 68.4% 99.9% 51.9% 82.8% 68.9% Upper Quartile 32.6% 37.0% 36.3% 51.0% 37.6% Average 27.2% 32.0% 27.7% 39.5% 29.0% Median 17.5% 17.3% 25.2% 37.0% 20.0% Lower Quartile 13.8% 12.0% 16.7% 22.9% 13.5% Minimum 11.7% 8.7% 10.9% 9.1% 11.7% Notes: [1] Unless otherwise noted, information directly sourced from, or calculated based on information provided by, Management. [2] Selected considering the market participant level of cash free net working capital. [3] Information directly sourced from, or calculated based on information provided by, S&P Capital IQ. Terminal Year Normalized TTM Working Capital

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Workpaper 2 Guideline Public Company Data Page 1 of 3 As of October 2, 2023 (USD in millions) Source: S&P Capital IQ As of October 2, 2023 Guideline Public Company Ticker A B C D E = A+B+C+D F E-F Ballard Power Systems Inc. TSX:BLDP 1,027.8 14.0 - 14.0 - - 1,041.8 817.1 224.8 Bloom Energy Corporation NYSE:BE 2,728.8 1,570.0 154.8 1,415.2 38.5 310.5 4,493.0 767.1 3,726.0 Caterpillar Inc. NYSE:CAT 139,186.7 37,699.0 - 37,699.0 21.0 - 176,906.7 6,823.0 170,083.7 Cummins Inc. NYSE:CMI 32,129.0 8,359.0 521.0 7,838.0 1,019.0 - 40,986.0 2,314.0 38,672.0 Electrovaya Inc. TSX:ELVA 85.5 19.3 - 19.3 - - 104.8 0.7 104.0 Eos Energy Enterprises, Inc. NasdaqCM:EOS 297.5 237.7 5.1 232.6 - - 530.1 23.2 506.9 ESS Tech, Inc. NYSE:GWH 314.9 4.4 3.3 1.1 - - 316.0 99.5 216.5 FuelCell Energy, Inc. NasdaqGM:FCE 540.8 128.8 9.9 118.9 8.3 59.9 727.8 381.1 346.7 Generac Holdings Inc. NYSE:GNRC 6,670.4 1,739.8 116.5 1,623.3 8.2 - 8,301.8 192.8 8,109.1 Hyzon Motors Inc. NasdaqGS:HYZN 296.3 8.6 8.6 (0.0) (0.7) - 295.6 172.4 123.2 Plug Power Inc. NasdaqCM:PLU 4,108.5 970.5 348.2 622.3 - - 4,730.7 1,084.8 3,645.9 Polar Power, Inc. NasdaqCM:POL 14.0 7.5 2.2 5.2 - - 19.2 0.3 18.9 SES AI Corporation NYSE:SES 818.6 12.6 12.6 - - - 818.6 356.6 461.9 Maximum 139,186.7 37,699.0 521.0 37,699.0 1,019.0 310.5 176,906.7 6,823.0 170,083.7 Upper Quartile 4,108.5 1,570.0 116.5 1,415.2 8.3 - 4,730.7 817.1 3,726.0 Mean 14,478.4 3,905.5 90.9 3,814.5 84.2 28.5 18,405.6 1,002.5 17,403.0 Median 818.6 128.8 8.6 118.9 - - 818.6 356.6 461.9 Lower Quartile 297.5 12.6 2.2 5.2 - - 316.0 99.5 216.5 Minimum 14.0 4.4 - (0.0) (0.7) - 19.2 0.3 18.9 CFNWC % of Revenue excl. Operating Leases D&A % of Revenue Capex % of Revenue Guideline Public Company Ticker Ballard Power Systems Inc. TSX:BLDP 38.0% 21.4% 51.9% 82.8% 4.8% 6.7% 12.1% 14.2% 12.1% 12.6% 40.5% 68.5% Bloom Energy Corporation NYSE:BE 11.7% 12.6% 19.4% 41.3% 3.6% 3.1% 4.1% 4.1% 4.8% 5.1% 9.7% 8.9% Caterpillar Inc. NYSE:CAT 15.6% 8.7% 10.9% 9.1% 5.8% 4.6% 3.6% 3.2% 5.1% 4.8% 4.4% 4.3% Cummins Inc. NYSE:CMI 12.0% 11.4% 14.1% 14.9% 3.4% 2.7% 2.8% 3.0% 2.7% 3.1% 3.3% 3.4% Electrovaya Inc. TSX:ELVA 27.2% 52.6% 34.2% 37.0% 0.3% 0.7% 4.4% 0.6% 4.8% 0.2% 20.5% 17.0% Eos Energy Enterprises, Inc. NasdaqCM:EOS (3263.5%) 336.8% (88.2%) 11.6% 711.4% 56.8% 38.0% 54.3% 1646.1% 339.0% 112.0% 104.8% ESS Tech, Inc. NYSE:GWH n/a n/a (1470.9%) (415.7%) n/a n/a 170.4% 92.9% n/a n/a 1586.1% 268.8% FuelCell Energy, Inc. NasdaqGM:FCE 68.4% 99.9% 38.5% 60.7% 27.3% 28.6% 16.3% 16.8% 45.9% 105.2% 35.8% 50.4% Generac Holdings Inc. NYSE:GNRC 17.5% 17.3% 25.2% 30.9% 2.8% 2.5% 3.4% 4.0% 2.5% 2.9% 1.9% 2.3% Hyzon Motors Inc. NasdaqGS:HYZN n/a (27036.3%) 370.0% 1926.4% n/a (1425.0%) 99.4% 541.8% n/a (19665.0%) 379.3% 1157.2% Plug Power Inc. NasdaqCM:PLU (152.0%) 50.0% 90.2% 96.3% (16.7%) 4.7% 7.4% 6.9% (51.8%) 38.3% 66.1% 71.5% Polar Power, Inc. NasdaqCM:POL 120.1% 104.3% 121.6% 117.9% 6.9% 3.2% 3.2% 2.6% 0.2% 0.4% 0.2% 1.1% SES AI Corporation NYSE:SES n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Capstone Green Energy Corporation n/a n/a 0.0% 11.0% 2.1% 2.9% 5.6% n/a 4.7% 14.2% 9.9% n/a Observations 10.0 11.0 12.0 12.0 10.0 11.0 12.0 12.0 10.0 11.0 12.0 12.0 Maximum 120.1% 336.8% 370.0% 1926.4% 711.4% 56.8% 170.4% 541.8% 1646.1% 339.0% 1586.1% 1157.2% Upper Quartile 35.3% 76.3% 61.5% 86.2% 6.6% 5.7% 21.7% 26.2% 10.4% 25.4% 77.6% 79.9% Mean (310.5%) (2392.8%) (65.3%) 167.8% 75.0% (119.2%) 30.4% 62.0% 167.2% (1741.2%) 188.3% 146.5% Median 16.5% 21.4% 29.7% 39.2% 4.2% 3.2% 5.9% 5.5% 4.8% 4.8% 28.1% 33.7% Lower Quartile 11.8% 12.0% 13.3% 14.1% 2.9% 2.6% 3.6% 3.2% 2.5% 1.7% 4.1% 4.1% Minimum (3263.5%) (27036.3%) (1470.9%) (415.7%) (16.7%) (1425.0%) 2.8% 0.6% (51.8%) (19665.0%) 0.2% 1.1% Preferred Equity Adjusted TIC Market Capitalization Total Debt NCI FY-2 FY-1 FY LTM LTM Less: Operating Adjusted Total Debt Unrestricted Cash Adjusted BEV FY-2 FY-1 FY FY-2 FY-1 FY LTM

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Workpaper 2 Guideline Public Company Data Page 2 of 3 As of October 2, 2023 (USD in millions) Source: S&P Capital IQ Revenue Revenue Growth Guideline Public Company Ticker LTM FY+1 LTM FY-2 FY-1 FY FY+1 FY+2 FY+3 FY+4 FY+5 As of Date As of Date Revenue FY-1 FY FY+1 FY+2 FY+3 FY+4 FY+5 FY+6 Ballard Power Systems Inc. TSX:BLDP 6/30/2023 12/31/2023 70.5 0.6% (19.8%) 11.0% 50.0% 57.5% 52.7% 53.2% 39.2% Bloom Energy Corporation NYSE:BE 6/30/2023 12/31/2023 1,331.1 22.4% 23.3% 20.8% 29.4% 32.8% 37.2% 20.9% (1.5%) Caterpillar Inc. NYSE:CAT 6/30/2023 12/31/2023 64,771.0 22.1% 16.6% 11.7% 3.3% 3.0% n/a n/a n/a Cummins Inc. NYSE:CMI 6/30/2023 12/31/2023 32,194.0 21.3% 16.9% 17.7% (0.9%) 3.8% 2.4% 3.5% n/a Electrovaya Inc. TSX:ELVA 6/30/2023 9/30/2024 38.7 71.1% 111.9% 74.9% 62.0% 42.5% 39.9% 32.4% 22.5% Eos Energy Enterprises, Inc. NasdaqCM:EOS 6/30/2023 12/31/2023 17.8 1999.5% 289.8% 65.6% 719.9% 133.1% 140.2% n/a n/a ESS Tech, Inc. NYSE:GWH 6/30/2023 12/31/2023 3.4 n/a n/a 1004.7% 628.2% 221.4% 24.7% 115.7% 42.4% FuelCell Energy, Inc. NasdaqGM:FCE 7/31/2023 10/31/2023 140.1 (1.8%) 87.5% (2.7%) 36.4% 50.3% 25.6% 50.3% 31.8% Generac Holdings Inc. NYSE:GNRC 6/30/2023 12/31/2023 4,025.8 50.4% 22.1% (11.3%) 8.1% 10.7% 11.1% 4.8% 7.2% Hyzon Motors Inc. NasdaqGS:HYZN 6/30/2023 12/31/2023 0.8 n/a (4757.5%) (78.5%) 4514.1% 311.2% n/a n/a n/a Plug Power Inc. NasdaqCM:PLU 6/30/2023 12/31/2023 879.8 (638.8%) 39.6% 85.9% 51.1% 46.9% 34.8% 35.4% 28.8% Polar Power, Inc. NasdaqCM:POL 6/30/2023 12/31/2023 17.9 87.1% (5.0%) n/a n/a n/a n/a n/a n/a SES AI Corporation NYSE:SES 6/30/2023 12/31/2023 n/a n/a n/a n/a n/a 80.0% 407.2% 250.3% 31.3% Capstone Green Energy Corporation 10/2/2023 3/31/2024 87,456.7 3.0% 15.2% 17.8% 13.8% 6.6% 7.4% 6.3% 5.2% Observations 10.0 12.0 11.0 11.0 11.0 12.0 10.0 9.0 8.0 Maximum 64,771.0 1999.5% 289.8% 1004.7% 4514.1% 311.2% 407.2% 250.3% 42.4% Upper Quartile 2,004.8 65.9% 63.6% 70.2% 345.1% 93.3% 49.5% 53.2% 33.7% Mean 8,624.2 163.4% (379.5%) 109.1% 554.7% 82.8% 77.6% 62.9% 25.2% Median 105.3 22.2% 22.1% 17.7% 50.0% 48.6% 36.0% 35.4% 30.1% Lower Quartile 17.8 5.8% 5.8% 4.1% 18.7% 27.3% 25.0% 20.9% 18.6% Minimum 0.8 (638.8%) (4757.5%) (78.5%) (0.9%) 3.0% 2.4% 3.5% (1.5%) EBITDA EBITDA Margins EBITDA Margins Guideline Public Company Ticker LTM FY+1 LTM As of Date As of Date EBITDA Ballard Power Systems Inc. TSX:BLDP 6/30/2023 12/31/2023 (162.1) (230.0%) (45.8%) (91.1%) (181.9%) (153.2%) (94.7%) (49.1%) (28.3%) (11.4%) Bloom Energy Corporation NYSE:BE 6/30/2023 12/31/2023 (92.8) (7.0%) (6.6%) (8.7%) (8.6%) 4.6% 10.6% 14.2% 12.1% 12.8% Caterpillar Inc. NYSE:CAT 6/30/2023 12/31/2023 14,895.0 23.0% 17.4% 20.9% 20.0% 21.8% 21.7% 21.5% n/a n/a Cummins Inc. NYSE:CMI 6/30/2023 12/31/2023 4,708.0 14.6% 14.8% 14.5% 14.7% 15.2% 15.2% 15.4% 12.7% 12.8% Electrovaya Inc. TSX:ELVA 6/30/2023 9/30/2024 0.4 0.9% (39.5%) (21.4%) 6.4% 15.0% 31.3% n/a n/a n/a Eos Energy Enterprises, Inc. NasdaqCM:EOS 6/30/2023 12/31/2023 (164.3) (922.4%) (16316.0%) (2202.1%) (1158.2%) (374.9%) (11.4%) 14.7% 24.7% n/a ESS Tech, Inc. NYSE:GWH 6/30/2023 12/31/2023 (104.7) (3072.1%) n/a n/a (11629.6%) (817.8%) (83.7%) (1.4%) 17.3% 20.5% FuelCell Energy, Inc. NasdaqGM:FCE 7/31/2023 10/31/2023 (115.6) (82.5%) (24.5%) (57.5%) (92.5%) (77.4%) (37.3%) (6.5%) 3.8% 7.6% Generac Holdings Inc. NYSE:GNRC 6/30/2023 12/31/2023 486.7 12.1% 22.1% 22.3% 15.9% 15.6% 18.2% 19.4% 20.9% 21.1% Hyzon Motors Inc. NasdaqGS:HYZN 6/30/2023 12/31/2023 (185.5) (23422.6%) n/a 122360.0% (4274.8%) (15212.9%) (399.3%) (93.5%) n/a n/a Plug Power Inc. NasdaqCM:PLU 6/30/2023 12/31/2023 (743.7) (84.5%) 601.7% (79.3%) (89.3%) (36.4%) 1.8% 13.9% 22.9% 16.4% Polar Power, Inc. NasdaqCM:POL 6/30/2023 12/31/2023 (4.6) (25.6%) (136.7%) (15.1%) (31.3%) n/a n/a n/a n/a n/a SES AI Corporation NYSE:SES 6/30/2023 12/31/2023 (78.3) n/a n/a n/a n/a n/a (522.8%) (290.4%) (75.0%) (16.5%) Capstone Green Energy Corporation 10/2/2023 3/31/2024 n/a n/a (18.5%) (21.0%) (12.2%) (3.7%) 9.5% 13.6% 15.9% 15.9% Observations 12.0 13.0 10.0 11.0 12.0 11.0 12.0 11.0 9.0 8.0 Maximum 14,895.0 23.0% 601.7% 122360.0% 20.0% 21.8% 31.3% 21.5% 24.7% 21.1% Upper Quartile 0.4 3.7% 16.8% 17.7% 8.5% 15.1% 16.0% 15.0% 20.9% 17.4% Mean 1,418.3 (2316.3%) (1591.3%) 10903.9% (1450.8%) (1509.1%) (87.5%) (31.1%) 1.2% 7.9% Median (92.8) (54.1%) (15.5%) (15.1%) (60.3%) (36.4%) (4.8%) 13.9% 12.7% 12.8% Lower Quartile (162.1) (403.1%) (44.2%) (68.4%) (426.0%) (264.1%) (86.5%) (27.8%) 3.8% 2.8% Minimum (743.7) (23422.6%) (16316.0%) (2202.1%) (11629.6%) (15212.9%) (522.8%) (290.4%) (75.0%) (16.5%) LTM FY-2 FY FY-1 FY+1 FY+2 FY+3 FY+4 FY+5

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Workpaper 2 Guideline Public Company Data Page 3 of 3 As of October 2, 2023 (USD in millions) Source: S&P Capital IQ EBIT EBIT Margins EBIT Margins Guideline Public Company Ticker LTM FY+1 LTM As of Date As of Date EBIT Ballard Power Systems Inc. TSX:BLDP 6/30/2023 12/31/2023 (172.1) (244.2%) (50.6%) (97.8%) (194.0%) (174.4%) (114.0%) (66.3%) (34.4%) (12.8%) Bloom Energy Corporation NYSE:BE 6/30/2023 12/31/2023 (146.8) (11.0%) (10.2%) (11.8%) (12.7%) (8.4%) (0.5%) 5.5% 8.3% 8.9% Caterpillar Inc. NYSE:CAT 6/30/2023 12/31/2023 12,792.0 19.7% 11.6% 16.3% 16.4% 19.3% 19.0% 18.7% n/a n/a Cummins Inc. NYSE:CMI 6/30/2023 12/31/2023 3,752.0 11.7% 11.5% 11.7% 12.0% 11.7% 11.6% 12.1% 9.6% 9.7% Electrovaya Inc. TSX:ELVA 6/30/2023 9/30/2024 0.1 0.3% (39.8%) (22.2%) 2.1% 11.9% 22.7% 21.1% 24.1% 26.3% Eos Energy Enterprises, Inc. NasdaqCM:EOS 6/30/2023 12/31/2023 (174.0) (976.7%) (17027.4%) (2258.9%) (1196.2%) (441.0%) (23.0%) 14.1% 17.4% n/a ESS Tech, Inc. NYSE:GWH 6/30/2023 12/31/2023 (107.8) (3165.0%) n/a n/a (11800.0%) (968.1%) (115.2%) (20.8%) (4.4%) 8.1% FuelCell Energy, Inc. NasdaqGM:FCE 7/31/2023 10/31/2023 (139.2) (99.3%) (51.9%) (86.1%) (108.8%) (100.7%) (66.9%) (30.4%) (18.3%) (13.0%) Generac Holdings Inc. NYSE:GNRC 6/30/2023 12/31/2023 326.9 8.1% 19.3% 19.9% 12.4% 10.6% 13.8% 15.7% 16.6% 17.6% Hyzon Motors Inc. NasdaqGS:HYZN 6/30/2023 12/31/2023 (189.8) (23964.4%) n/a 123785.0% (4374.2%) (23321.6%) (463.3%) (113.0%) n/a n/a Plug Power Inc. NasdaqCM:PLU 6/30/2023 12/31/2023 (804.8) (91.5%) 618.4% (83.9%) (96.7%) (53.2%) (12.9%) 2.9% 10.8% 17.2% Polar Power, Inc. NasdaqCM:POL 6/30/2023 12/31/2023 (5.0) (28.3%) (143.5%) (18.3%) (34.5%) n/a n/a n/a n/a n/a SES AI Corporation NYSE:SES 6/30/2023 12/31/2023 (82.2) n/a n/a n/a n/a n/a (519.1%) (314.8%) (69.3%) (11.9%) Capstone Green Energy Corporation 10/2/2023 3/31/2024 n/a n/a (20.6%) (23.9%) (17.8%) (7.9%) 6.6% 10.5% 12.5% 12.5% Observations 12.0 13.0 10.0 11.0 12.0 11.0 12.0 12.0 10.0 9.0 Maximum 12,792.0 19.7% 618.4% 123785.0% 16.4% 19.3% 22.7% 21.1% 24.1% 26.3% Upper Quartile 0.1 2.3% 11.6% 14.0% 4.5% 11.2% 12.1% 14.5% 15.1% 17.2% Mean 1,157.6 (2378.4%) (1666.2%) 11023.1% (1481.2%) (2274.0%) (104.0%) (37.9%) (4.0%) 5.6% Median (107.8) (59.9%) (25.0%) (18.3%) (65.6%) (53.2%) (18.0%) 4.2% 9.0% 8.9% Lower Quartile (172.1) (427.3%) (51.5%) (85.0%) (444.5%) (307.7%) (114.3%) (39.4%) (14.8%) (11.9%) Minimum (804.8) (23964.4%) (17027.4%) (2258.9%) (11800.0%) (23321.6%) (519.1%) (314.8%) (69.3%) (13.0%) Liquidity Ratios Profitability Ratios Capital Structure Ratios Activity Ratios Adjusted [1] Adjusted [1] Adjusted [1] Adjusted [1] Guideline Public Company Return on Debt to Fixed Assets Total Assets Assets TIC Turnover Turnover Ballard Power Systems Inc. TSX:BLDP 13.8x 12.5x n/a (12.1%) 1.3% (147.1x) 1.4x 1.9x 4.8x 0.8x 0.1x Bloom Energy Corporation NYSE:BE 3.5x 2.6x n/a (369.8%) 31.5% (2.9x) 3.1x 5.4x 6.3x 2.2x 0.7x Caterpillar Inc. NYSE:CAT 1.3x 0.5x 11.7% 49.2% 21.3% 26.5x 2.7x 7.4x 5.5x 8.1x 0.8x Cummins Inc. NYSE:CMI 1.4x 0.7x 10.5% 26.6% 19.1% 11.2x 4.6x 6.4x 6.4x 6.4x 1.2x Electrovaya Inc. TSX:ELVA 0.9x 0.4x 0.5% 3571.7% 18.4% 0.0x 5.2x 6.6x 7.7x 6.0x 1.5x Eos Energy Enterprises, Inc. NasdaqCM:EOS 1.5x 1.0x n/a 230.1% 43.9% (3.4x) 8.0x 5.0x 5.3x 0.9x 0.2x ESS Tech, Inc. NYSE:GWH 5.0x 4.9x (64.0%) (71.4%) 0.4% n/a n/a 1.7x 0.0x 0.2x 0.0x FuelCell Energy, Inc. NasdaqGM:FCE 8.8x 7.6x n/a (17.2%) 16.3% (21.2x) 1.9x 5.4x 6.5x 2.1x 0.1x Generac Holdings Inc. NYSE:GNRC 2.4x 0.8x 5.0% 7.7% 19.6% 3.9x 2.0x 6.5x 5.1x 8.5x 0.8x Hyzon Motors Inc. NasdaqGS:HYZN 5.9x 4.5x n/a (50.2%) (0.0%) n/a 0.4x 105.6x 3.0x 0.0x 0.0x Plug Power Inc. NasdaqCM:PLU 3.4x 3.1x n/a (20.7%) 13.2% (19.6x) 1.7x 4.2x 6.1x 1.1x 0.2x Polar Power, Inc. NasdaqCM:POL 2.7x 0.4x (19.1%) (27.7%) 27.2% (21.5x) 1.0x 4.6x 19.8x 28.0x 0.7x SES AI Corporation NYSE:SES 25.5x 24.7x n/a (15.8%) 0.0% n/a 0.0x n/a 0.0x 0.0x 0.0x Observations 13 13 6 13 13 10 12 12 13 13 13 Maximum 25.5x 24.7x 11.7% 3571.7% 43.9% 26.5x 8.0x 105.6x 19.8x 28.0x 1.5x Upper Quartile 5.9x 4.9x 9.1% 26.6% 21.3% 3.0x 3.4x 6.6x 6.4x 6.4x 0.8x Mean 5.9x 4.9x (9.2%) 253.9% 16.3% (17.4x) 2.7x 13.4x 5.9x 4.9x 0.5x Median 3.4x 2.6x 2.7% (15.8%) 18.4% (3.1x) 1.9x 5.4x 5.5x 2.1x 0.2x Lower Quartile 1.5x 0.7x (14.2%) (27.7%) 1.3% (20.8x) 1.3x 4.5x 4.8x 0.8x 0.1x Minimum 0.9x 0.4x (64.0%) (369.8%) (0.0%) (147.1x) 0.0x 1.7x 0.0x 0.0x 0.0x Notes: [1] Excluding the impact of operating lease liabilities and right-of-use assets. Payables Turnover Receivables Turnover Inventory Turnover Ticker Return on Equity Interest Coverage Current Ratio Quick Ratio LTM FY-2 FY+2 FY+3 FY+4 FY+5 FY-1 FY FY+1

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Workpaper 3 Guideline Public Company Descriptions Page 1 of 3 As of October 2, 2023 Source: S&P Capital IQ Ballard Power Systems Inc. (TSX:BLDP) Primary Industry: Electrical Components and Equipment Bloom Energy Corporation (NYSE:BE) Primary Industry: Heavy Electrical Equipment Caterpillar Inc. (NYSE:CAT) Primary Industry: Construction Machinery and Heavy Transportation Equipment Cummins Inc. (NYSE:CMI) Primary Industry: Construction Machinery and Heavy Transportation Equipment Electrovaya Inc. (TSX:ELVA) Primary Industry: Electrical Components and Equipment Ballard Power Systems Inc. engages in the design, development, manufacture, sale, and service of proton exchange membrane (PEM) fuel cell products. The company offers its products for power product markets, consisting of heavy-duty motives, such as bus, truck, rail, and marine applications; material handling; and power generation. It also provides technology solutions, including engineering and technology transfer, as well as licenses and sells intellectual property portfolio and fundamental knowledge for various PEM fuel cell applications; and hydrogen fuel cell powertrain and vehicle systems integration solutions. It operates in the United States, Germany, the United Kingdom, China, France, Canada, Australia, Belgium, Denmark, Poland, Spain, India, Taiwan, Norway, Japan, and internationally. The company has a strategic alliance with Linamar Corporation for the co-development and sale of fuel cell powertrains and components for class 1 and 2 vehicles in North America and Europe. Ballard Power Systems Inc. was founded in 1979 and is headquartered in Burnaby, Canada. Bloom Energy Corporation designs, manufactures, sells, and installs solid-oxide fuel cell systems for on-site power generation in the United States and internationally. The company offers Bloom Energy Server, a solid oxide technology that converts fuel, such as natural gas, biogas, hydrogen, or a blend of these fuels, into electricity through an electrochemical process without combustion. It serves to data centers, retailers, hospitals, farming, semiconductors, and other manufacturing sectors. The company was formerly known as Ion America Corp. and changed its name to Bloom Energy Corporation in 2006. Bloom Energy Corporation was incorporated in 2001 and is headquartered in San Jose, California. Caterpillar Inc. manufactures and sells construction and mining equipment, off-highway diesel and natural gas engines, industrial gas turbines, and diesel-electric locomotives in the United States and internationally. Its Construction Industries segment offers asphalt pavers, compactors, road reclaimers, forestry machines, cold planers, material handlers, tractors, excavators, telehandlers, motor graders, and pipelayers; compact track and multi-terrain, wheel, track-type, backhoe, and skid steer loaders; and related parts and tools. The company’s Resource Industries segment provides electric rope and hydraulic shovels, draglines, rotary drills, hard rock vehicles, tractors, mining trucks, longwall miners, wheel loaders, off-highway and articulated trucks, wheel tractor scrapers and dozers, fleet management products, landfill and soil compactors, machinery components, autonomous ready vehicles and solutions, work tools, and safety services and mining performance solutions, as well as related parts and services. Its Energy & Transportation segment offers reciprocating engine powered generator sets; reciprocating engines, drivetrain, and integrated systems and solutions; turbines, centrifugal gas compressors, and related services; and diesel-electric locomotives and components, and other rail-related products. The company’s Financial Products segment provides operating and finance leases, installment sale contracts, repair/rebuild financing services, working capital loans, and wholesale financing; and insurance and risk management products and services. Its All Other operating segment offers filters and fluids, undercarriage, ground engaging tools, fluid transfer products, precision seals, and rubber sealing and connecting components; parts distribution; integrated logistics solutions and distribution services; brand management and marketing strategy services; and digital investments services. Caterpillar Inc. was founded in 1925 and is headquartered in Irving, Texas. Cummins Inc. designs, manufactures, distributes, and services diesel and natural gas engines, electric and hybrid powertrains, and related components worldwide. It operates through five segments: Engine, Distribution, Components, Power Systems, and New Power. The company offers diesel and natural gas-powered engines under the Cummins and other customer brands for the heavy and medium-duty truck, bus, recreational vehicle, light-duty automotive, construction, mining, marine, rail, oil and gas, defense, and agricultural markets; and offers new parts and services, as well as remanufactured parts and engines. It also provides power generation systems, high-horsepower engines, heavy and medium duty engines, application engineering services, custom-designed assemblies, retail and wholesale aftermarket parts, and in-shop and field-based repair services. In addition, the company offers emission solutions; turbochargers; air and fuel filters, fuel water separators, lube and hydraulic filters, coolants, fuel additives, and other filtration systems; and electronic control modules, sensors, and supporting software, as well as new, replacement, and remanufactured fuel systems. Further, it provides automated transmissions; standby and prime power generators, controls, paralleling systems, and transfer switches, as well as A/C generator/alternator products under the Stamford and AVK brands; and electrified power systems with components and subsystems, including battery, fuel cell, and hydrogen production technologies. Additionally, it offers filtration, aftertreatment, controls systems, air handling systems, automated transmissions, electric power generation systems, and batteries. The company sells its products to original equipment manufacturers, distributors, dealers, and other customers. The company was formerly known as Cummins Engine Company and changed its name to Cummins Inc. in 2001. Cummins Inc. was founded in 1919 and is headquartered in Columbus, Indiana. Electrovaya Inc., together with its subsidiaries, engages in the designing, developing, and manufacturing lithium-ion advanced battery and battery systems in North America. It offers lithium-ion batteries and systems for materials handling electric vehicles, including warehouse forklifts and automated guided vehicles, as well as battery chargers to charge the batteries; electromotive power products for electric trucks, electric buses, and other transportation applications; industrial products for energy storage; and power solutions, such as building systems for third parties. The company was formerly known as Electrofuel Inc. and changed its name to Electrovaya Inc. in March 2002. Electrovaya Inc. was incorporated in 1996 and is headquartered in Mississauga, Canada.

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Workpaper 3 Guideline Public Company Descriptions Page 2 of 3 As of October 2, 2023 Source: S&P Capital IQ Eos Energy Enterprises, Inc. (NasdaqCM:EOSE) Primary Industry: Electrical Components and Equipment ESS Tech, Inc. (NYSE:GWH) Primary Industry: Electrical Components and Equipment FuelCell Energy, Inc. (NasdaqGM:FCEL) Primary Industry: Electrical Components and Equipment Generac Holdings Inc. (NYSE:GNRC) Primary Industry: Electrical Components and Equipment Hyzon Motors Inc. (NasdaqGS:HYZN) Primary Industry: Construction Machinery and Heavy Transportation Equipment Hyzon Motors Inc. provides decarbonized solutions for commercial vehicle market and hydrogen supply infrastructure. The company commercializes its proprietary fuel cell technology through assembling and upfitting heavy duty (HD) hydrogen fuel cell electric vehicles (FCEVs). It focuses primarily on assembling and converting hydrogen-powered FCEVs; and building and fostering a clean hydrogen supply ecosystem with partners and third parties from feedstock through hydrogen production, dispensing, and financing. The company was founded in 2020 and is headquartered in Honeoye Falls, New York. Eos Energy Enterprises, Inc. designs, manufactures, and markets zinc-based energy storage solutions for utility, commercial and industrial, and microgrid markets in the United States. The company’s flagship product is the Eos Znyth DC system, a battery that can be used as an alternative to Li-ion batteries. Eos Energy Enterprises, Inc. was founded in 2008 and is headquartered in Edison, New Jersey. ESS Tech, Inc., an energy storage company, designs and produces iron flow batteries for commercial and utility-scale energy storage applications worldwide. It offers energy storage products, which include Energy Warehouse, a behind-the-meter solution; and Energy Center, a front-of-the-meter solution. The company was founded in 2011 and is headquartered in Wilsonville, Oregon. FuelCell Energy, Inc., together with its subsidiaries, manufactures and sells stationary fuel cell energy platforms that decarbonize power and produce hydrogen. It offers SureSource 1500, a 1.4-megawatt (MW) platform; SureSource 3000, a 2.8 MW platform; SureSource 4000, a 3.7 MW platform; SureSource 250, a 250- kilowatt (kW) platform; SureSource 400, a 400-kW platform; and SureSource Hydrogen, a 2.3 MW platform that is designed to produce up to 1,200 kilograms of hydrogen per day for multi-megawatt utility, microgrid, and distributed hydrogen applications, as well as on-site heat and chilling applications. The company also provides SureSource platform in various configurations and applications, including on-site power, utility grid support, and microgrid, as well as distributed hydrogen; solutions for long duration hydrogen-based energy storage and electrolysis technology; and carbon capture, separation, and utilization systems. Its SureSource power plants generate electricity, heat, hydrogen, and water. In addition, the company provides turn-key solutions, including development, engineering, procurement, construction, interconnection, and operation services. It serves various markets, including utilities and independent power producers, industrial and process applications, education and health care, data centers and communication, wastewater treatment, government, microgrids, hydrogen transportation, food and beverage, and commercial and hospitality. The company primarily operates in the United States, South Korea, England, Germany, and Switzerland. FuelCell Energy, Inc. was founded in 1969 and is headquartered in Danbury, Connecticut. Generac Holdings Inc. designs, manufactures, and sells power generation equipment, energy storage systems, energy management devices and solutions, and other power products for the residential, light commercial, and industrial markets worldwide. The company offers residential automatic standby generators, automatic transfer switch, air-cooled engine residential standby generators, and liquid-cooled engine generators; residential storage solution consists of a system of batteries, an inverter, photovoltaic optimizers, power electronic controls, and other components; Mobile Link, a remote monitoring system for home standby generators; smart home solutions, such as smart thermostats and a suite of home monitoring products; smart water heater controllers; residential clean energy solutions; and portable and inverter generators; outdoor power equipment, including trimmers, field and brush mowers, log splitters, stump grinders, chipper shredders, lawn and leaf vacuums, and pressure washers and water pumps; and battery-powered turf care products. It also provides commercial and industrial products comprising cleaner-burning natural gas fueled generators; light-commercial standby generators and related transfer switches; stationary generators and related transfer switches; single-engine industrial generators; industrial standby generators; industrial transfer switches; light towers, mobile generators, and mobile energy storage systems; and aftermarket service parts and product accessories. The company distributes its products through independent residential dealers, industrial distributors and dealers, national and regional retailers, e-commerce partners, electrical, HVAC and solar wholesalers, catalogs, equipment rental companies and distributors, and solar installers; and directly to end users. The company was founded in 1959 and is headquartered in Waukesha, Wisconsin.

Capstone Green Energy Corporation Valuation of Capstone Green Energy Corporation Workpaper 3 Guideline Public Company Descriptions Page 3 of 3 As of October 2, 2023 Source: S&P Capital IQ Plug Power Inc. (NasdaqCM:PLUG) Primary Industry: Electrical Components and Equipment Polar Power, Inc. (NasdaqCM:POLA) Primary Industry: Heavy Electrical Equipment SES AI Corporation (NYSE:SES) Primary Industry: Electrical Components and Equipment SES AI Corporation engages in the development and production of high-performance Lithium-metal rechargeable batteries for electric vehicles, electric vehicle take-off and landing, and other applications. The company was founded in 2012 and is headquartered in Boston, Massachusetts. Plug Power Inc. delivers end-to-end clean hydrogen and zero-emissions fuel cell solutions for supply chain and logistics applications, on-road electric vehicles, stationary power market, and others in North America and internationally. It engages in building an end-to-end green hydrogen ecosystem, including liquid green hydrogen production, storage and handling, transportation, and dispensing infrastructure. The company offers GenDrive, a hydrogen-fueled proton exchange membrane (PEM) fuel cell system that provides power to material handling electric vehicles; GenFuel, a liquid hydrogen fueling delivery, generation, storage, and dispensing system; GenCare, an ongoing Internet of Things-based maintenance and on-site service program for GenDrive fuel cell systems, GenSure fuel cell systems, GenFuel hydrogen storage and dispensing products, and ProGen fuel cell engines; and GenSure, a stationary fuel cell solution that offers modular PEM fuel cell power to support the backup and grid-support power requirements of the telecommunications, transportation, and utility sectors. It also provides GenKey, an integrated turn-key solution for transitioning to fuel cell power; ProGen, a fuel cell stack and engine technology used in mobility and stationary fuel cell systems, and as engines in electric delivery vans; Liquefaction systems; and Electrolyzers that are hydrogen generators optimized for clean hydrogen production. The company sells its products through a direct product sales force, original equipment manufacturers, and dealer networks. Plug Power Inc. was founded in 1997 and is headquartered in Latham, New York. Polar Power, Inc. designs, manufactures, and sells direct current (DC) power generators, renewable energy, and cooling systems in the United States and internationally. The company offers DC base power systems, DC hybrid power systems, DC solar hybrid power systems, and mobile power systems. Its DC power systems are available in diesel, natural gas, LPG/propane, and renewable fuel formats. It serves customers in the telecommunications, military, commercial, industrial, and marine markets. In addition, the company sells its products through a direct sales force, and a network of independent service providers and dealers. The company was formerly known as Polar Products, Inc. and changed its name to Polar Power, Inc. in October 1991. Polar Power, Inc. was incorporated in 1979 and is based in Gardena, California.

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1 Capstone Green Energy Corporation ABLE INDUSTRIAL PRODUCTS, INC. Purchase Orders 74163; ASSEMBLY, STRIP, INSULATOR, 4.00" LENGTH 8/3/2023 N/A 2 Capstone Green Energy Corporation ABLE INDUSTRIAL PRODUCTS, INC. Purchase Orders 74163; ASSEMBLY, STRIP, INSULATOR, 2.00" LENGTH 8/3/2023 N/A 3 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 4 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 5 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 6 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 7 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 8 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 9 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 10 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302249; COMBUSTOR ASSY, BOLTED .060, C200 7/1/2022 N/A 11 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 12 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 13 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 14 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 15 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 16 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 17 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 18 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 19 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 20 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 21 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 22 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 23 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 24 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 25 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 26 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 27 Capstone Green Energy Corporation ACE PRECISION MACHINING CORPORATION Purchase Orders 302289; COMBUSTOR ASSY, BOLTED .060, C200 1/5/2023 N/A 28 Capstone Green Energy Corporation Acrona Projects Sarl FPP SVS964 IDA Foce di Ticino 1 10/1/2018 10/1/2023 29 Capstone Green Energy Corporation Acrona Services AG FPP SVS761 Kalbach 1/1/2016 12/31/2024 30 Capstone Green Energy Corporation Acrona Services AG FPP SVS814 ARA Münchwilen 12/31/2016 12/30/2025 31 Capstone Green Energy Corporation Acrona Services AG FPP SVS949 IDA Biasca 1/31/2018 1/30/2027 32 Capstone Green Energy Corporation Acrona Services AG FPP SVS965 IDA Foce di Ticino 2 10/1/2018 9/30/2027 33 Capstone Green Energy Corporation Acrona Services AG FPP SVS1018 Deponie Kirschenplantage 10/24/2018 10/23/2027 34 Capstone Green Energy Corporation Acrona Services AG FPP SVS980 Fenaco - Dampfzentrale 1/1/2019 12/31/2027 35 Capstone Green Energy Corporation Acrona Services AG FPP SVS229 ARA Weidli 6/25/2019 6/24/2024 36 Capstone Green Energy Corporation Acrona Services AG FPP SVS189 ARA Hochdorf 7/17/2019 7/16/2024 37 Capstone Green Energy Corporation Acrona Services AG FPP SVS415 Deponie Eichelbuck 12/22/2020 12/21/2025 38 Capstone Green Energy Corporation Acrona Services AG FPP SVS372 UFA AG 3/1/2021 2/28/2026 39 Capstone Green Energy Corporation Acrona Services AG FPP SVS400 Elisabethen 3/31/2021 3/30/2026 40 Capstone Green Energy Corporation Acrona Services AG FPP SVS403 Thalwil 9/25/2021 9/24/2026 41 Capstone Green Energy Corporation Acrona Services AG FPP SVS432 STEP Sierre, Noes 10/25/2021 10/24/2026 42 Capstone Green Energy Corporation Acrona Services AG FPP SVS1241 Gefu Produktions AG 11/22/2021 11/21/2031 43 Capstone Green Energy Corporation Acrona Services AG FPP SVS1275 IDA Magliasina 2/4/2022 2/3/2032 44 Capstone Green Energy Corporation Acrona Services AG FPP SVS533 EMAG 3/11/2023 3/10/2028 45 Capstone Green Energy Corporation Acrona Services AG FPP SVS1358 Gefu Produktions AG 4/1/2023 12/31/2032 46 Capstone Green Energy Corporation Acrona Services AG Partner Agreements Distributor Agreement 4/1/2021 3/31/2024 47 Capstone Green Energy Corporation ADA Engineering Co Ltd Partner Agreements Distributor Agreement 4/17/2023 4/16/2026 48 Capstone Green Energy Corporation Adigo Renewables AS FPP SVS1354 Bårlidalen Miljø og Energianlegg 11/21/2022 11/20/2032 49 Capstone Green Energy Corporation Adigo Renewables AS Partner Agreements Distributor Agreement 2/15/2023 2/14/2026 50 Capstone Green Energy Corporation ADMIRAL REFRIGERATION, INC. Purchase Orders 74300; MICROTURBINE RACK ASSEMBLY 9/8/2023 N/A 51 Capstone Green Energy Corporation ADMIRAL REFRIGERATION, INC. Purchase Orders 74304; MICROTURBINE RACK ASSEMBLY 9/11/2023 N/A 52 Capstone Green Energy Corporation ADMIRAL REFRIGERATION, INC. Purchase Orders 74270; BRKT, HEATSINK, ECM IGBT 8/30/2023 N/A 53 Capstone Green Energy Corporation ADP HR Payroll Processing unknown N/A 54 Capstone Green Energy Corporation Aerospace Industrial Development Corporation Partner Agreements Distributor Agreement 6/7/2023 6/6/2026 55 Capstone Green Energy Corporation AFG Acquisition Group Purchase Orders 71779; HOUSING, INDUCER - CASTING 3/9/2022 N/A 56 Capstone Green Energy Corporation AFG Acquisition Group Purchase Orders 72683; HOUSING, INDUCER - CASTING 9/2/2022 N/A 57 Capstone Green Energy Corporation AFG Acquisition Group Purchase Orders 72786; HOUSING, CENTER - CASTING 9/22/2022 N/A 58 Capstone Green Energy Corporation AFG Acquisition Group Purchase Orders 69944; CENTER HOUSING - CASTING 5/25/2021 N/A 59 Capstone Green Energy Corporation AFG Acquisition Group Purchase Orders 69944; CENTER HOUSING - CASTING 5/25/2021 N/A 1

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 60 Capstone Green Energy Corporation AFG Acquisition Group Purchase Orders 69944; CENTER HOUSING - CASTING 5/25/2021 N/A 61 Capstone Green Energy Corporation AFG Acquisition Group Purchase Orders 69944; CENTER HOUSING - CASTING 5/25/2021 N/A 62 Capstone Green Energy Corporation AIDC/Aerospace Indus Dev Corp FPP SVS610 Hanbo Livestock 10/6/2014 10/5/2029 63 Capstone Green Energy Corporation AIDC/Aerospace Indus Dev Corp FPP SVS1017 Central Farm Animals 2 3/31/2019 3/30/2028 64 Capstone Green Energy Corporation AIDC/Aerospace Indus Dev Corp FPP SVS680 Hanbo Livestock 2 12/1/2021 6/30/2030 65 Capstone Green Energy Corporation AIDC/Aerospace Indus Dev Corp FPP SVS1258 CCPC 12/31/2021 12/30/2026 66 Capstone Green Energy Corporation AIDC/Aerospace Indus Dev Corp FPP SVS1024 Tengchi Pig Farm 1/26/2022 4/9/2024 67 Capstone Green Energy Corporation Air Control Industries, Inc Purchase Orders 73807; EPDB CENTRIFUGAL FAN 4/24/2023 N/A 68 Capstone Green Energy Corporation AIRFILTERS INCORPORATED Purchase Orders 74276; ELECTRONICS AIR FILTER C6X 8/31/2023 N/A 69 Capstone Green Energy Corporation AIRFILTERS INCORPORATED Purchase Orders 74271; FILTER, FINAL, ELECTRONICS, 24X29.5X2,G3 8/30/2023 N/A 70 Capstone Green Energy Corporation AIRFILTERS INCORPORATED Purchase Orders 74271; FILTER, FINAL, ELECTRONICS, 24X29.5X2,G3 8/30/2023 N/A 71 Capstone Green Energy Corporation AIRFILTERS INCORPORATED Purchase Orders 74271; FILTER, FINAL, ELECTRONICS, 24X29.5X2,G3 8/30/2023 N/A 72 Capstone Green Energy Corporation AIRFILTERS INCORPORATED Purchase Orders 74271; FILTER, FINAL, ELECTRONICS, 24X29.5X2,G3 8/30/2023 N/A 73 Capstone Green Energy Corporation AIRFILTERS INCORPORATED Purchase Orders 74271; FILTER, FINAL, ELECTRONICS, 24X29.5X2,G3 8/30/2023 N/A 74 Capstone Green Energy Corporation AIRFILTERS INCORPORATED Purchase Orders 74271; FILTER, FINAL, ELECTRONICS, 24X29.5X2,G3 8/30/2023 N/A 75 Capstone Green Energy Corporation Alfa Laval Partner Agreements Distributor Agreement unknown N/A 76 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 302140; #2 BEARING SUPPORT ASSY 6/9/2021 N/A 77 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 302140; #2 BEARING SUPPORT ASSY 6/9/2021 N/A 78 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73814; #3 BEARING HOUSING ASSY - MACHINED 4/25/2023 N/A 79 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73814; #3 BEARING HOUSING ASSY - MACHINED 4/25/2023 N/A 80 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73814; #3 BEARING HOUSING ASSY - MACHINED 4/25/2023 N/A 81 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73814; #3 BEARING HOUSING ASSY - MACHINED 4/25/2023 N/A 82 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73814; #3 BEARING HOUSING ASSY - MACHINED 4/25/2023 N/A 83 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73808; #2 BEARING SUPPORT, C65, MACHINED 4/24/2023 N/A 84 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73808; #2 BEARING SUPPORT, C65, MACHINED 4/24/2023 N/A 85 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73809; #1 BEARING SUPPORT, C200, MACHINED 4/24/2023 N/A 86 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73809; #1 BEARING SUPPORT, C200, MACHINED 4/24/2023 N/A 87 Capstone Green Energy Corporation ALL TIME MACHINE INC Purchase Orders 73809; #1 BEARING SUPPORT, C200, MACHINED 4/24/2023 N/A 88 Capstone Green Energy Corporation ALLIED INVENTORY SYSTEMS INC Purchase Orders 74365; WASHER, RADIAL BEARING 9/27/2023 N/A 89 Capstone Green Energy Corporation ALLIED INVENTORY SYSTEMS INC Purchase Orders 74284; Safety Relief Valve, Water (ICHP) 9/6/2023 N/A 90 Capstone Green Energy Corporation ALLIED INVENTORY SYSTEMS INC Purchase Orders 74216; STANDOFF,INSLTR,750V,30X30MM,M8-1.25 F/F 8/15/2023 N/A 91 Capstone Green Energy Corporation ALLIED INVENTORY SYSTEMS INC Purchase Orders 74364; UNION, 3/4" FNPT,3M#,VITON O-RING, SS 9/27/2023 N/A 92 Capstone Green Energy Corporation Alloatti, Dorian Employees Commission Agreement 7/24/2023 N/A 93 Capstone Green Energy Corporation AMANET Purchase Orders 302303; BLOWER SHROUD 6/16/2023 N/A 94 Capstone Green Energy Corporation AMANET Purchase Orders 302303; BLOWER SHROUD 6/16/2023 N/A 95 Capstone Green Energy Corporation AMANET Purchase Orders 302303; BLOWER SHROUD 6/16/2023 N/A 96 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 97 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 98 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 99 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 100 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 101 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 102 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 103 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 104 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 105 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 106 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 107 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 108 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 109 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 110 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 111 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 112 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 113 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 114 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 115 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 116 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 117 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 118 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 119 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 120 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 2

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 121 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 122 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 123 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 124 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 125 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 126 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 127 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 128 Capstone Green Energy Corporation AMANET Purchase Orders 302128; INJECTOR ASSY, NATURAL GAS, C65 5/13/2021 N/A 129 Capstone Green Energy Corporation AMANET Purchase Orders 74011; INJECTOR ASSY, LANDFILL GAS, C65 6/19/2023 N/A 130 Capstone Green Energy Corporation AMANET Purchase Orders 74324; INJECTOR ASSY, LANDFILL GAS, C65 9/19/2023 N/A 131 Capstone Green Energy Corporation AMANET Purchase Orders 302275; INJECTOR ASSY,C200,NG 10/7/2022 N/A 132 Capstone Green Energy Corporation AMANET Purchase Orders 302275; INJECTOR ASSY,C200,NG 10/7/2022 N/A 133 Capstone Green Energy Corporation AMANET Purchase Orders 302275; INJECTOR ASSY,C200,NG 10/7/2022 N/A 134 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 135 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 136 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 137 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 138 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 139 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 140 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 141 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 142 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 143 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 144 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 145 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 146 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 147 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 148 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 149 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 150 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 151 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,NG 11/29/2022 N/A 152 Capstone Green Energy Corporation AMANET Purchase Orders 72986; INJECTOR ASSY,C200,MBTU 11/2/2022 N/A 153 Capstone Green Energy Corporation AMANET Purchase Orders 73100; INJECTOR ASSY,C200,MBTU 11/23/2022 N/A 154 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,MBTU 11/29/2022 N/A 155 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,MBTU 11/29/2022 N/A 156 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,MBTU 11/29/2022 N/A 157 Capstone Green Energy Corporation AMANET Purchase Orders 302281; INJECTOR ASSY,C200,MBTU 11/29/2022 N/A 158 Capstone Green Energy Corporation AMANET Purchase Orders 73101; INJECTOR ASSY,C200,LBTU 11/23/2022 N/A 159 Capstone Green Energy Corporation AMANET Purchase Orders 73108; INJECTOR ASSY,C200,LBTU 11/29/2022 N/A 160 Capstone Green Energy Corporation AMANET Purchase Orders 73338; INJECTOR ASSY,C200,LBTU 1/9/2023 N/A 161 Capstone Green Energy Corporation AMANET Purchase Orders 73201; INJECTOR ASSY,C200,LBTU 12/14/2022 N/A 162 Capstone Green Energy Corporation AMANET Purchase Orders 73338; INJECTOR ASSY,C200,LBTU 1/9/2023 N/A 163 Capstone Green Energy Corporation AMANET Purchase Orders 74013; CABLE, RG58 50 OHM COAX, BNC, 12FT 6/19/2023 N/A 164 Capstone Green Energy Corporation AMANET Purchase Orders 74013; CABLE, RG58 50 OHM COAX, BNC, 12FT 6/19/2023 N/A 165 Capstone Green Energy Corporation AMANET Purchase Orders 74013; CABLE, RG58 50 OHM COAX, BNC, 12FT 6/19/2023 N/A 166 Capstone Green Energy Corporation AMANET Purchase Orders 74340; Cover, Duct, Wring, 24"L, C1000 9/22/2023 N/A 167 Capstone Green Energy Corporation AMANET Purchase Orders 74274; MIXING TUBE, LOWER, C65 FFTS, INJ#4 8/30/2023 N/A 168 Capstone Green Energy Corporation AMANET Purchase Orders 74274; AIR GUIDE, C65, FFTS, INJ#4 8/30/2023 N/A 169 Capstone Green Energy Corporation AMANET Purchase Orders 74274; MIXING TUBE, LOWER, C65 FFTS, INJ#4 8/30/2023 N/A 170 Capstone Green Energy Corporation AMANET Purchase Orders 74274; TUBE, 6.35MM DIA, L=170.76MM 8/30/2023 N/A 171 Capstone Green Energy Corporation AMANET Purchase Orders 74274; FUEL DISTRIBUTOR, C65, FFTS, INJ#4 8/30/2023 N/A 172 Capstone Green Energy Corporation AMANET Purchase Orders 74274; -06 FITTING, INJECTOR 8/30/2023 N/A 173 Capstone Green Energy Corporation Andrews, Terrence Employees Commission Agreement 4/19/2022 N/A 174 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70970; CENTER HOUSING ASSY, MACHINED 10/29/2021 N/A 175 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72361; CENTER HOUSING ASSY, MACHINED 7/8/2022 N/A 176 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74170; CENTER HOUSING ASSY, MACHINED 8/4/2023 N/A 177 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74170; CENTER HOUSING ASSY, MACHINED 8/4/2023 N/A 178 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74170; CENTER HOUSING ASSY, MACHINED 8/4/2023 N/A 179 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74170; CENTER HOUSING ASSY, MACHINED 8/4/2023 N/A 180 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74170; CENTER HOUSING ASSY, MACHINED 8/4/2023 N/A 181 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74170; CENTER HOUSING ASSY, MACHINED 8/4/2023 N/A 3

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 182 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74170; CENTER HOUSING ASSY, MACHINED 8/4/2023 N/A 183 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70972; INDUCER / DIFFUSER ASSY 10/29/2021 N/A 184 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70972; INDUCER / DIFFUSER ASSY 10/29/2021 N/A 185 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70972; INDUCER / DIFFUSER ASSY 10/29/2021 N/A 186 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70972; INDUCER / DIFFUSER ASSY 10/29/2021 N/A 187 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70972; INDUCER / DIFFUSER ASSY 10/29/2021 N/A 188 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72361; INDUCER / DIFFUSER ASSY 7/8/2022 N/A 189 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72754; INDUCER / DIFFUSER ASSY 9/20/2022 N/A 190 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 69460; CENTER HOUSING ASSY 3/19/2021 N/A 191 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74169; CENTER HOUSING ASSY 8/4/2023 N/A 192 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74169; CENTER HOUSING ASSY 8/4/2023 N/A 193 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74169; CENTER HOUSING ASSY 8/4/2023 N/A 194 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 74169; CENTER HOUSING ASSY 8/4/2023 N/A 195 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70965; INDUCER, MACHINED 10/29/2021 N/A 196 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70965; INDUCER, MACHINED 10/29/2021 N/A 197 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 70965; INDUCER, MACHINED 10/29/2021 N/A 198 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72697; INDUCER, MACHINED 9/9/2022 N/A 199 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72697; INDUCER, MACHINED 9/9/2022 N/A 200 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72697; INDUCER, MACHINED 9/9/2022 N/A 201 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72697; INDUCER, MACHINED 9/9/2022 N/A 202 Capstone Green Energy Corporation ANHUI YINGLIU ELECTROMECHANICAL CO. Purchase Orders 72697; INDUCER, MACHINED 9/9/2022 N/A 203 Capstone Green Energy Corporation Arctic Energy Inc Partner Agreements Distributor Agreement 11/6/2019 11/5/2022 204 Capstone Green Energy Corporation Arctic Energy Inc. FPP SVS833 Fairbanks Food Bank 2/16/2017 2/15/2024 205 Capstone Green Energy Corporation Arctic Energy Inc. FPP SVS1053 Walakpa Gas Field 9/3/2019 9/2/2029 206 Capstone Green Energy Corporation Arctic Energy Inc. FPP SVS1246 Alutiiq Center 11/12/2021 11/11/2030 207 Capstone Green Energy Corporation Arman Energo LLC Partner Agreements Distributor Agreement 4/7/2023 4/6/2026 208 Capstone Green Energy Corporation Arnold Magnetic Technologies Purchase Orders 302291; GENERATOR MAGNET ASSEMBLY, C200 2/3/2023 N/A 209 Capstone Green Energy Corporation Arnold Magnetic Technologies Purchase Orders 302291; GENERATOR MAGNET ASSEMBLY, C200 2/3/2023 N/A 210 Capstone Green Energy Corporation ASIGMA CORP. Purchase Orders 73193; CYLINDER, HEAT SHIELD 12/13/2022 N/A 211 Capstone Green Energy Corporation ASPAMET Siuta Andrzej Partner Agreements Distributor Agreement 1/28/2020 1/27/2023 212 Capstone Green Energy Corporation ASTRODYNE TDI Purchase Orders 302284; CE FILTER, C60 LIP 12/7/2022 N/A 213 Capstone Green Energy Corporation ASTRODYNE TDI Purchase Orders 302284; CE FILTER, C60 LIP 12/7/2022 N/A 214 Capstone Green Energy Corporation ASTRODYNE TDI Purchase Orders 302284; CE FILTER, C60 LIP 12/7/2022 N/A 215 Capstone Green Energy Corporation ASTRODYNE TDI Purchase Orders 73841; BCM FAN FILTER C65 5/3/2023 N/A 216 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73460; AIR CELL ASSY, 347 SS 2/3/2023 N/A 217 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73010; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 218 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73010; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 219 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73010; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 220 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73010; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 221 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73010; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 222 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73011; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 223 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73011; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 224 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73011; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 225 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73011; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 226 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73012; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 227 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73012; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 228 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73012; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 229 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73012; RECUPERATOR AIR CELL, C200 11/8/2022 N/A 230 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73582; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 231 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73582; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 232 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73582; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 233 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73582; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 234 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73583; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 235 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73583; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 236 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73583; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 237 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73583; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 238 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73584; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 239 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73584; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 240 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73584; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 241 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73584; RECUPERATOR AIR CELL, C200 3/1/2023 N/A 242 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73973; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 4

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 243 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73973; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 244 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73973; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 245 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73973; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 246 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73973; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 247 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73974; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 248 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73974; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 249 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73974; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 250 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73974; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 251 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73975; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 252 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73975; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 253 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73975; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 254 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73975; RECUPERATOR AIR CELL, C200 6/12/2023 N/A 255 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74331; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 256 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74331; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 257 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74331; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 258 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74331; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 259 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74331; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 260 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74333; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 261 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74333; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 262 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74333; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 263 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74333; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 264 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74335; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 265 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74335; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 266 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74335; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 267 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74335; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 268 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74335; RECUPERATOR AIR CELL, C200 9/21/2023 N/A 269 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73029; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 270 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73029; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 271 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73029; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 272 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73029; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 273 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73029; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 274 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73030; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 275 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73030; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 276 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73030; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 277 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73030; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 278 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73031; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 279 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73031; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 280 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73031; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 281 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73031; AIR CELL ASSEMBLY, HR-120 11/10/2022 N/A 282 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73586; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 283 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73586; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 284 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73586; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 285 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73586; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 286 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73587; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 287 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73587; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 288 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73587; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 289 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73587; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 290 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73588; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 291 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73588; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 292 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73588; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 293 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 73588; AIR CELL ASSEMBLY, HR-120 3/1/2023 N/A 294 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74206; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 295 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74206; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 296 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74206; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 297 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74206; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 298 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74206; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 299 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74207; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 300 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74207; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 301 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74207; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 302 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74207; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 303 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74208; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 5

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 304 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74208; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 305 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74208; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 306 Capstone Green Energy Corporation AUER PRECISION COMPANY Purchase Orders 74208; AIR CELL ASSEMBLY, HR-120 8/11/2023 N/A 307 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74135; PUSH BUTTON, 24V, BATT WAKE 7/28/2023 N/A 308 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74135; MOUNTING FEET, CLC-HAZLOC ENCLOSURE 7/28/2023 N/A 309 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74143; ENCL, CLC-DM, UNMODIFIED 7/31/2023 N/A 310 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74135; PLC CARD, 32PT 24VDC OUTPUT MODULE 7/28/2023 N/A 311 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74135; PLC CARD, 16BT COMBO ANLG 8CH IN 4CH OUT 7/28/2023 N/A 312 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74135; PLC CARD, CPU 192K 7/28/2023 N/A 313 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74131; PLC CARD, BLANK 7/27/2023 N/A 314 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74135; CABA, INPUT WHIP, CLC-DM 7/28/2023 N/A 315 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74131; SCREEN, HMI, CLC/HAZLOC CTRL 1.5 7/27/2023 N/A 316 Capstone Green Energy Corporation AUTOMATION DIRECT Purchase Orders 74135; PLC CARD, H2-ECOM100 7/28/2023 N/A 317 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 72638; FAN ASSY, 4-STAGE RFC 8/26/2022 N/A 318 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302095; ASSY, FAN 300CFM & CONN FOR DPC & BCT HS 3/18/2021 N/A 319 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302095; ASSY, FAN 300CFM & CONN FOR DPC & BCT HS 3/18/2021 N/A 320 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 73997; ASSY, FAN 300CFM & CONN FOR DPC & BCT HS 6/14/2023 N/A 321 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 72641; BCT Vent Fan Assembly C30 8/29/2022 N/A 322 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 72769; BCT Vent Fan Assembly C30 9/21/2022 N/A 323 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 73997; BCT Vent Fan Assembly C30 6/14/2023 N/A 324 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302156; ECM/LCM/BCM Fan Assy C6X 7/9/2021 N/A 325 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302092; ECM/LCM/BCM Fan Assy C6X 3/11/2021 N/A 326 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302092; ECM/LCM/BCM Fan Assy C6X 3/11/2021 N/A 327 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302156; ECM/LCM/BCM Fan Assy C6X 7/9/2021 N/A 328 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302156; ECM/LCM/BCM Fan Assy C6X 7/9/2021 N/A 329 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302156; ECM/LCM/BCM Fan Assy C6X 7/9/2021 N/A 330 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302156; ECM/LCM/BCM Fan Assy C6X 7/9/2021 N/A 331 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 72641; ASSY, FAN 24V, C1000 8/29/2022 N/A 332 Capstone Green Energy Corporation AVNET ELECTRONICS MARKETING Purchase Orders 302095; ASSY, FAN 24V, C1000 3/18/2021 N/A 333 Capstone Green Energy Corporation B+K Partner Agreements OEM Agreement 2/9/2021 2/8/2024 334 Capstone Green Energy Corporation BASAW MANUFACTURING Purchase Orders 74363; Crate, C200 Engine MEM 9/27/2023 N/A 335 Capstone Green Energy Corporation BASAW MANUFACTURING Purchase Orders 74363; CRATE, BATT PACK, C65/C200R/C1000S 9/27/2023 N/A 336 Capstone Green Energy Corporation BAY RUBBER COMPANY Purchase Orders 74021; HOSE, 2" ID X 4" LG, DUMP VALVE 6/20/2023 N/A 337 Capstone Green Energy Corporation BAY RUBBER COMPANY Purchase Orders 73898; HOSE, 2" ID X 4" LG, DUMP VALVE 5/18/2023 N/A 338 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74023; BATTERY, 12V, 17AH, SEALED-LEAD 6/20/2023 N/A 339 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74023; BATTERY, 12V, 17AH, SEALED-LEAD 6/20/2023 N/A 340 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74023; BATTERY, 12V, 17AH, SEALED-LEAD 6/20/2023 N/A 341 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74023; BATTERY, 12V, 17AH, SEALED-LEAD 6/20/2023 N/A 342 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74292; BATTERY, 12V, 17AH, SEALED-LEAD 9/6/2023 N/A 343 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74292; BATTERY, 12V, 17AH, SEALED-LEAD 9/6/2023 N/A 344 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74292; BATTERY, 12V, 17AH, SEALED-LEAD 9/6/2023 N/A 345 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74292; BATTERY, 12V, 17AH, SEALED-LEAD 9/6/2023 N/A 346 Capstone Green Energy Corporation BBMBATTERY INC Purchase Orders 74292; BATTERY, 12V, 17AH, SEALED-LEAD 9/6/2023 N/A 347 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; Heat Shield Plate, Machined 5/12/2022 N/A 348 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; PLATE, HEAT SHIELD 5/12/2022 N/A 349 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; PLATE, HEAT SHIELD 5/12/2022 N/A 350 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; PLATE, HEAT SHIELD 5/12/2022 N/A 351 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE, MACHINED (100%) 5/12/2022 N/A 352 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE, MACHINED (100%) 5/12/2022 N/A 353 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE, MACHINED (100%) 5/12/2022 N/A 354 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED,C60 5/12/2022 N/A 355 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED,C60 5/12/2022 N/A 356 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED,C60 5/12/2022 N/A 357 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED,C60 5/12/2022 N/A 358 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED,C60 5/12/2022 N/A 359 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED 5/12/2022 N/A 360 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED 5/12/2022 N/A 361 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED 5/12/2022 N/A 362 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED 5/12/2022 N/A 363 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE ROTOR, MACHINED 5/12/2022 N/A 364 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 73805; IMPELLER, COMPRESSOR 4/24/2023 N/A 6

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 365 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 73805; IMPELLER, COMPRESSOR 4/24/2023 N/A 366 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 73805; IMPELLER, COMPRESSOR 4/24/2023 N/A 367 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 73805; IMPELLER, COMPRESSOR 4/24/2023 N/A 368 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE - MACHINED (107%) 5/12/2022 N/A 369 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE - MACHINED (107%) 5/12/2022 N/A 370 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE - MACHINED (107%) 5/12/2022 N/A 371 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE - MACHINED (107%) 5/12/2022 N/A 372 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE - MACHINED (111%) 5/12/2022 N/A 373 Capstone Green Energy Corporation BEIJING INSTITUTE OF AERONAUTICAL Purchase Orders 72071; TURBINE NOZZLE - MACHINED (111%) 5/12/2022 N/A 374 Capstone Green Energy Corporation BISCO INDUSTRIES Purchase Orders 74339; BOLT, MACHINE 12PT, 1/4-28 X .625" 9/21/2023 N/A 375 Capstone Green Energy Corporation BlueStar Amusement LLC Equipment Leases Equipment lease for C1000 turbine 5/15/2022 5/14/2025 376 Capstone Green Energy Corporation BMTec Partner Agreements Distributor Agreement 7/23/2019 7/22/2022 377 Capstone Green Energy Corporation Brio Energy Private Ltd Partner Agreements Distributor Agreement 7/21/2020 7/20/2023 378 Capstone Green Energy Corporation Brio Energy Pvt. Ltd., FPP SVS877 M/S B G Chitale Dairy 9/2/2017 9/1/2026 379 Capstone Green Energy Corporation Brio Energy Pvt. Ltd., FPP SVS1008 M/S B G Chitale Dairy 2 12/18/2018 12/17/2027 380 Capstone Green Energy Corporation Brio Energy Pvt. Ltd., FPP SVS1014 M/S B G Chitale Dairy 3 4/14/2019 4/13/2028 381 Capstone Green Energy Corporation Brio Energy Pvt. Ltd., FPP SVS1108 ONGC Limited, Mehsana 1/27/2020 1/26/2030 382 Capstone Green Energy Corporation Brio Energy Pvt. Ltd., FPP SVS1144 Mahanagar Gas Limited 12/1/2020 11/30/2025 383 Capstone Green Energy Corporation Brio Energy Pvt. Ltd., FPP SVS1350 Gokul Dairy 10/1/2022 9/30/2027 384 Capstone Turbine International UK Branch Britel Fund Trustees Limited as custodian trustee of the BT Pension Scheme Office Lease Unit 800 Fareham Reach, 154-156 Fareham Road, Gosport, Hampshire 5/18/2021 5/18/2036 385 Capstone Turbine International UK Branch Britel Fund Trustees Limited as custodian trustee of the BT Pension Scheme Office Lease Unit 810 Fareham Reach, 154-156 Fareham Road, Gosport, Hampshire 5/18/2021 5/18/2036 386 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 73360; CARTRIDGE, BEARING, 3-SEG - GENERATOR 1/17/2023 N/A 387 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 73361; CARTRIDGE, BEARING, 3-SEG - POWERHEAD 1/17/2023 N/A 388 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302255; CARTRIDGE, PWRHEAD BEARING, EDMED #3,C60 7/28/2022 N/A 389 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302255; CARTRIDGE, PWRHEAD BEARING, EDMED #3,C60 7/28/2022 N/A 390 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302255; CARTRIDGE, PWRHEAD BEARING, EDMED #3,C60 7/28/2022 N/A 391 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302255; CARTRIDGE, PWRHEAD BEARING, EDMED #3,C60 7/28/2022 N/A 392 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302256; CARTRIDGE, PWRHEAD BEARING, EDMED #4,C60 8/1/2022 N/A 393 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302256; CARTRIDGE, PWRHEAD BEARING, EDMED #4,C60 8/1/2022 N/A 394 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302256; CARTRIDGE, PWRHEAD BEARING, EDMED #4,C60 8/1/2022 N/A 395 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302256; CARTRIDGE, EDMED GENERATOR BEARING, C60 8/1/2022 N/A 396 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302256; CARTRIDGE, EDMED GENERATOR BEARING, C60 8/1/2022 N/A 397 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302256; CARTRIDGE, EDMED GENERATOR BEARING, C60 8/1/2022 N/A 398 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302256; CARTRIDGE, EDMED GENERATOR BEARING, C60 8/1/2022 N/A 399 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302191; DOUBLE DIAPHRAGM 10/13/2021 N/A 400 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302191; DOUBLE DIAPHRAGM 10/13/2021 N/A 401 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; DOUBLE DIAPHRAGM 8/11/2022 N/A 402 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; DOUBLE DIAPHRAGM 8/11/2022 N/A 403 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; DOUBLE DIAPHRAGM 8/11/2022 N/A 404 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; DOUBLE DIAPHRAGM 8/11/2022 N/A 405 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2800 ID) 8/11/2022 N/A 406 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2800 ID) 8/11/2022 N/A 407 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2800 ID) 8/11/2022 N/A 408 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302193; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 10/14/2021 N/A 409 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302193; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 10/14/2021 N/A 410 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 411 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 412 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 413 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 414 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 415 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 416 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 417 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 418 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 419 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 420 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 421 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 422 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; 2.23 X 2.244 BRNG CARTRIDGE (2.2840 ID) 8/11/2022 N/A 423 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302194; BEARING CARTRIDGE ASSY, 2.23 X 3 10/14/2021 N/A 7

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 424 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302194; BEARING CARTRIDGE ASSY, 2.23 X 3 10/14/2021 N/A 425 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302194; BEARING CARTRIDGE ASSY, 2.23 X 3 10/14/2021 N/A 426 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302194; BEARING CARTRIDGE ASSY, 2.23 X 3 10/14/2021 N/A 427 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302194; BEARING CARTRIDGE ASSY, 2.23 X 3 10/14/2021 N/A 428 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; BEARING CARTRIDGE ASSY, 2.23 X 3 8/11/2022 N/A 429 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; BEARING CARTRIDGE ASSY, 2.23 X 3 8/11/2022 N/A 430 Capstone Green Energy Corporation C & S Machine Products Purchase Orders 302261; BEARING CARTRIDGE ASSY, 2.23 X 3 8/11/2022 N/A 431 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74027; CABA, 14-PIN RIBBON,DIN41651,W/CHOKE 6/20/2023 N/A 432 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1012, D, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 433 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1012, D, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 434 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1012, D, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 435 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1012, D, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 436 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1012, D, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 437 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1013, E, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 438 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1013, E, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 439 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1013, E, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 440 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1013, E, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 441 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74308; CABA, W1013, E, MAIN CONTACTOR, MAIN BRK 9/13/2023 N/A 442 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 443 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 444 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 445 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 446 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 447 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 448 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 449 Capstone Green Energy Corporation CABLES UNLIMITED, INC. Purchase Orders 74182; COOLING FAN ASSEMBLY, BATTERY PACK 8/8/2023 N/A 450 Capstone Green Energy Corporation Cal Microturbine Rental Contracts C200S,HPNG,GC,UL 4/27/2021 5/30/2026 451 Capstone Green Energy Corporation Cal Microturbine Rental Contracts CR65,DIGSTR GAS,GC,INDPKG,SS HRM,UL 2/24/2022 6/30/2027 452 Capstone Green Energy Corporation Cal Microturbine Rental Contracts CR65,DIGSTR GAS,GC,INDPKG,SS HRM,UL 2/24/2022 6/30/2027 453 Capstone Green Energy Corporation Cal Microturbine Rental Contracts C1000S,LPNG,DM,UL,C1KC 4/27/2021 7/31/2022 454 Capstone Green Energy Corporation Cal Microturbine Rental Contracts C65,HPNG,GC,INDPKG,UL 5/19/2022 6/26/2023 455 Capstone Green Energy Corporation Cal Microturbine Rental Contracts C1000S,LPNG,DM,UL,C1KC 12/20/2021 4/1/2024 456 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS597California Baptist University 10/1/2014 9/30/2023 457 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS641 Ingomar Packing 3/23/2015 3/22/2025 458 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS653 Hotel Nikko 4/16/2015 4/15/2025 459 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS690 Bridgemark Placentia 8/3/2015 8/2/2024 460 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS726 White Memorial Medical Center 1/15/2016 1/14/2026 461 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS789 Freeport Murphy 9/16/2017 9/15/2025 462 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS913 Golden Road Brewery 2/21/2018 2/20/2027 463 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS754 Sierra Nevada Brewing Company 4/2/2018 5/1/2026 464 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS988 Chino Valley Ranchers 7/12/2018 7/11/2028 465 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS972 Bridgemark (Sell to Win) 11/14/2018 11/13/2027 466 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS976 Hellman Properties 12/6/2018 12/5/2027 467 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS743 Sempra Newberry Springs 1/1/2019 12/31/2023 468 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS993 Finley Aquatic Center 3/1/2019 2/29/2024 469 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS656 Westin Princeville 4/1/2019 5/31/2028 470 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS578 BioMarin 5/1/2019 7/31/2024 471 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS430 San Mateo Youth Complex 6/1/2019 5/31/2024 472 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS571 Pacific Heights Towers 6/1/2019 5/31/2024 473 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS435 California Resources Corp. - H.B. 8/1/2019 5/1/2028 474 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS989 Kaiser Permanente - Vacaville 8/1/2019 10/26/2023 475 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS995 PCEC 8/1/2019 3/14/2028 476 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1001 Sempra Goleta 8/1/2019 2/29/2024 477 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS48 Beach Cities Health District 8/10/2019 8/9/2024 478 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1013 Firestone Walker 8/30/2019 3/29/2024 479 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS444 Smucker Natural Foods 9/1/2019 4/30/2024 480 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS979 Rosewood Senior Living 9/1/2019 1/6/2024 481 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1068 Carmel Area WW District (Bundle) 9/1/2019 8/31/2029 482 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1054 Sentinel Peak - Montebello 9/4/2019 9/3/2029 483 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS790 HRL Laboratories, LLC. 9/16/2019 9/15/2026 484 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1056 CRC - Kettleman 10/1/2019 9/30/2024 8

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 485 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1093 Kaiser Permanente San Leandro 1/14/2020 1/13/2025 486 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS486 Design Synthesis 3/1/2020 2/29/2024 487 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1112 Kaiser Downey 3/9/2020 3/8/2025 488 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS643 Coco Crisp Residence 4/1/2020 3/31/2028 489 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS193 Radisson Hotel, Santa Maria 5/1/2020 4/30/2025 490 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS373 Matrix Oil - Sansinena 5/1/2020 4/30/2025 491 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS310 Cate School Acquatics Center 6/1/2020 5/31/2029 492 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1133 IRWD 6/1/2020 5/31/2030 493 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1140 Arden Wood 7/1/2020 6/30/2040 494 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS698 Simpkins Family Swim Center 9/1/2020 8/31/2025 495 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1154 Albany High School 9/3/2020 9/2/2025 496 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS703 Portola Hotel and Spa 11/13/2020 11/12/2025 497 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS727 Ronald Reagan Library 1/1/2021 12/31/2025 498 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1177 Murphy Lease 1/11/2021 1/10/2026 499 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1176 Burbank Landfill 1/15/2021 1/14/2036 500 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS725 Spokane WWTP 1/19/2021 1/18/2026 501 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS742 Eastern Municipal Water District 3/4/2021 3/3/2024 502 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP RSS1192 A HBOC - Rancho 6/1/2021 6/1/2026 503 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS309 City of Southgate 7/1/2021 6/30/2024 504 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1031 Westin Nanea 7/1/2021 5/31/2028 505 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS574 Park Bellevue Tower 7/28/2021 7/27/2028 506 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS413 Bridge Energy - Brea 9/13/2021 9/12/2028 507 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1234 88th Street 10/1/2021 9/30/2031 508 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS795 Cakebread Cellars 11/8/2021 11/7/2027 509 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1281 Vista Del Lago (FPP Bundle) 3/18/2022 3/17/2032 510 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1296 Cal Grow 4/27/2022 4/26/2027 511 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1065 Leaf CA 6/1/2022 10/31/2029 512 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP RSS1300 Leaf, CA 6/27/2022 12/26/2023 513 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1314 Hillcrest Beverly Oil 6/28/2022 6/27/2027 514 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP RSS1277 North State Rendering 6/30/2022 6/29/2027 515 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP RSS1295 Koach Enterprises 8/1/2022 7/31/2024 516 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1153 YTCA 8/3/2022 8/2/2030 517 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS427 City of Mountainview 9/22/2022 9/21/2032 518 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS506 Inland Empire Foods 11/1/2022 10/31/2031 519 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1352 Resorts World 11/17/2022 12/1/2026 520 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS820 DCOR Platform Edith 12/27/2022 12/26/2026 521 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS033 Ritz Carlton 1/12/2023 1/11/2028 522 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS915 Las Gallinas Valley Sanitary Dist 2/12/2023 2/11/2028 523 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS531 Bridgemark 3/15/2023 3/14/2028 524 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1397 Pleasant Grove Wastewater Treatm 3/17/2023 3/16/2033 525 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP RSS1251 MOJI Group 5/3/2023 5/2/2024 526 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS939 Orchard Commercial 7/1/2023 6/30/2028 527 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS873 Westin KOR North & South 8/1/2023 5/31/2028 528 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1402 West Energy Redu 9/10/2023 9/9/2033 529 Capstone Green Energy Corporation Cal Microturbine, Inc. FPP SVS1419 SGB Ventures 9/21/2023 9/20/2033 530 Capstone Green Energy Corporation Cal Microturbine, Inc. Partner Agreements Distributor Agreement 3/5/2021 3/7/2026 531 Capstone Green Energy Corporation CALTROL INC Purchase Orders 74245; Dump Valve C30 8/21/2023 N/A 532 Capstone Green Energy Corporation CALTROL INC Purchase Orders 73546; VALVE ASSY, DUMP VALVE (CADV) - C200 2/22/2023 N/A 533 Capstone Green Energy Corporation CALTROL INC Purchase Orders 74245; VALVE ASSY, DUMP VALVE (CADV) - C200 8/21/2023 N/A 534 Capstone Green Energy Corporation CALTROL INC Purchase Orders 74341; VALVE ASSY, DUMP VALVE (CADV) - C200 9/22/2023 N/A 535 Capstone Green Energy Corporation CALTROL INC Purchase Orders 74245; VALVE ASSY, DUMP VALVE (CADV) - C200 8/21/2023 N/A 536 Capstone Green Energy Corporation CALTROL INC Purchase Orders 302315; SHUT-OFF ASSY WITH BRKT 9/25/2023 N/A 537 Capstone Green Energy Corporation CALTROL INC Purchase Orders 302315; SHUT-OFF ASSY WITH BRKT 9/25/2023 N/A 538 Capstone Green Energy Corporation CALTROL INC Purchase Orders 302315; SHUT-OFF ASSY WITH BRKT 9/25/2023 N/A 539 Capstone Green Energy Corporation CALTROL INC Purchase Orders 74094; VALVE, HP SHUTOFF 1" NPT 7/11/2023 N/A 540 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 541 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 542 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 543 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 544 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 545 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 9

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 546 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 547 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 548 Capstone Green Energy Corporation CAMFIL FILTER Purchase Orders 302254; FILTER, FINAL, ENGINE AIR, 24X24X12,F7XL 7/28/2022 N/A 549 Capstone Green Energy Corporation Canva IT Software unknown N/A 550 Capstone Green Energy Corporation Capstone Engineered Solutions Partner Agreements National Account Agreement 3/10/2022 3/9/2027 551 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200R-FD4-BC00 6/30/2023 7/31/2024 552 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200R-FD4-BC00 6/30/2023 7/31/2024 553 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 1000S-FD4-BU00-A000 5/31/2022 2/6/2024 554 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 1000S-FD4-BU00-A000 5/31/2022 2/6/2024 555 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts C800S,HPNG,DM,UL,C1KC,5BAY 6/14/2023 6/13/2024 556 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts C1000S,HPNG,DM,UL,C1KC 9/28/2021 6/30/2027 557 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-FD4-BU00-0000 11/23/2022 6/1/2023 558 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 1000S-HD4-BU00 11/3/2022 11/15/2027 559 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-FD4-BU00-0000 1/10/2023 10/10/2023 560 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-FD4-BU00-0000 1/10/2023 10/10/2023 561 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 65R-HG4-BU00 12/29/2022 9/29/2023 562 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 1000S-HD4-BU00 11/3/2022 12/1/2027 563 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-FD4-BU00-0000 1/10/2023 10/10/2023 564 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-FD4-BU00-0000 1/10/2023 10/10/2023 565 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-FD4-BU00-0000 1/10/2023 10/10/2023 566 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 600S-HD4-BU00-A000 10/12/2022 12/23/2024 567 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-HD4-BU000000 5/1/2023 11/1/2023 568 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 200S-HD4-BU000000 5/1/2023 11/1/2023 569 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 1000S-FD4-BU00A000 2/6/2023 5/19/2024 570 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 1000S-FD4-BU00A000 2/6/2023 4/30/2024 571 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 600S-HD4-BU00-A000 8/24/2023 3/14/2024 572 Capstone Green Energy Corporation Capstone Engineered Solutions Rental Contracts 1000S-HD4-BU00 8/9/2023 1/31/2024 573 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1226 Attil Farms 7/1/2022 6/30/2027 574 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1304 Barstow Bldg 7 & 10 12/8/2022 12/7/2023 575 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1305 Barstow Bldg 19&21 12/8/2022 12/7/2023 576 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1276 Attil Farms 2 12/15/2022 12/14/2027 577 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1322 Prologis EV Charging 1 12/15/2022 12/14/2023 578 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1362 Prologis EV Charging 2 3/1/2023 2/29/2024 579 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1363 Prologis EV Charging 3 3/1/2023 2/29/2024 580 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1364 Prologis EV Charging 4 3/1/2023 2/29/2024 581 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1365 Prologis EV Charging 5 3/1/2023 2/29/2024 582 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1366 Prologis EV Charging 6 3/1/2023 2/29/2024 583 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1371 Reagan Power & Compression 3/15/2023 3/14/2024 584 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1372 Curtis Cal City 4/30/2023 4/30/2028 585 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1399 Mendota 2 SN 10998 5/22/2023 11/21/2023 586 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1400 Mendota 2 SN 10999 5/22/2023 11/21/2023 587 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1098 Odyssey Agricultural 6/14/2023 6/13/2024 588 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1376 Barstow Cannabis Bldg 17 7/1/2023 6/30/2025 589 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1264 LMD Lindbergh 7/1/2023 6/30/2025 590 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1359 DTLA Traditional SN 9728 8/1/2023 7/31/2024 591 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1360 DTLA Traditional SN 9729 8/1/2023 7/31/2024 592 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1410 Prologis Chicago Maersk EV Depot 10/2/2023 4/1/2024 593 Capstone Green Energy Corporation Capstone Engineered Solutions Corp FPP RSS1224 STEP HOLDINGS 10/3/2023 4/2/2024 594 Capstone Green Energy Corporation Capstone Power Solutions FPP SVS1270 York Council 2/4/2022 2/3/2027 595 Capstone Green Energy Corporation Capstone Power Solutions Partner Agreements Distributor Agreement 3/30/2020 3/29/2023 596 Capstone Green Energy Corporation CASS Customization Purchase Orders 73726; GASKET, POWERHEAD C6X 3/29/2023 N/A 597 Capstone Green Energy Corporation CASS Customization Purchase Orders 73726; GASKET, POWERHEAD C6X 3/29/2023 N/A 598 Capstone Green Energy Corporation CASS Customization Purchase Orders 73726; GASKET, POWERHEAD C6X 3/29/2023 N/A 599 Capstone Green Energy Corporation CASS Customization Purchase Orders 73872; GASKET, POWERHEAD C200 5/10/2023 N/A 600 Capstone Green Energy Corporation CASS Customization Purchase Orders 73872; GASKET, POWERHEAD C200 5/10/2023 N/A 601 Capstone Green Energy Corporation CASS Customization Purchase Orders 74156; DIN RAIL, 3.25"L 8/1/2023 N/A 602 Capstone Green Energy Corporation CASS Customization Purchase Orders 74102; DUCT, WIRING, 0.69W x 1.09H, 18L 7/14/2023 N/A 603 Capstone Green Energy Corporation CASS Customization Purchase Orders 73897; UPPER TUBE, INJECTOR, FLEX TO FIXED,C200 5/18/2023 N/A 604 Capstone Green Energy Corporation Cenit LTDA FPP SVS1126 Ceramica Guadalquivir 10/31/2020 10/30/2030 605 Capstone Green Energy Corporation Cenit LTDA/Monelco/Luka Partner Agreements Distributor Agreement 9/29/2020 9/28/2023 606 Capstone Green Energy Corporation CHENGLIN ENVIRONMENT TECHNOLOGY Purchase Orders 74320; ENCLOSURE, GASEOUS, C600 S 9/15/2023 N/A 10

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 607 Capstone Green Energy Corporation Chidbachian, Tracy Employees Change in Control Agreement 7/26/2021 N/A 608 Capstone Green Energy Corporation CNM LLP Professional Engagements Engagement Letter for restatement & reorganization support 10/11/2023 N/A 609 Capstone Green Energy Corporation COLUMBA INDUSTRIES CORPORATION Purchase Orders 74117; HEAT SINK, GENERATOR - FULL HOOP 7/24/2023 N/A 610 Capstone Green Energy Corporation COLUMBA INDUSTRIES CORPORATION Purchase Orders 74117; HEAT SINK, GENERATOR - FULL HOOP 7/24/2023 N/A 611 Capstone Green Energy Corporation COLUMBA INDUSTRIES CORPORATION Purchase Orders 74118; GENERATOR HEATSINK - MACHINED EXTRUSION 7/24/2023 N/A 612 Capstone Green Energy Corporation COLUMBA INDUSTRIES CORPORATION Purchase Orders 74118; GENERATOR HEATSINK - MACHINED EXTRUSION 7/24/2023 N/A 613 Capstone Green Energy Corporation Crosstex Environmental FPP RSS1343 Crosstex Shreveport 10904 11/15/2022 11/14/2023 614 Capstone Green Energy Corporation Crosstex Environmental FPP RSS1293 Crosstex Shreveport 10208 11/15/2022 11/14/2023 615 Capstone Green Energy Corporation Crosstex Environmental Rental Contracts 600S-HD4-BU00-A000 9/3/2022 2/1/2024 616 Capstone Green Energy Corporation Crosstex Environmental Rental Contracts 800S-HD4-BU00-A000 9/3/2022 2/1/2024 617 Capstone Green Energy Corporation CTRENDS, INC Purchase Orders 74348; OSC, 19.6608MHZ, 100PPM, HITEMP, OSC4 9/25/2023 N/A 618 Capstone Green Energy Corporation CY Tech Partner Agreements Distributor Agreement 4/28/2023 4/27/2026 619 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP SVS639 Daegu Susung SK Leaders View Apt 3/1/2015 2/29/2024 620 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP SVS785 Baekhyeondong A2 Mansion 9/13/2016 9/12/2025 621 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP SVS629 Daegu Bumah Doosan We've Zenith 9/11/2017 9/10/2024 622 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP SVS911 Hannamdong A3 Mansion 2/1/2018 1/31/2027 623 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP SVS917 Hannamdong A5 Mansion 8/26/2020 8/25/2027 624 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP EXW1146 Acro Seoul Forest 3/29/2021 3/28/2024 625 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP EXW1342 Busan Namba WWTP 12/1/2022 11/30/2024 626 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP EXW1411 Hannamdong K Mansion 10/1/2023 9/30/2025 627 Capstone Green Energy Corporation CY Tech Co., Ltd. FPP EXW1412 Busan Noksan WWTP 12/16/2023 12/15/2025 628 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS240 Orange, France 7/1/2010 6/30/2025 629 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS284 Sable - LDC 9/1/2010 8/31/2025 630 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS272 SETRAD 2/1/2011 1/31/2026 631 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS363 NICOLE 10/15/2011 10/15/2026 632 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS384 Valensole 4/1/2012 4/1/2027 633 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS713 Chagny 2 2/1/2019 10/31/2024 634 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS264 LELY 2/1/2021 9/28/2026 635 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS243 Calitom, France(Sainte Severe) 2/9/2021 8/8/2025 636 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS565 MPM 6/1/2023 5/31/2028 637 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS689 La Vergne 7/1/2023 6/30/2028 638 Capstone Green Energy Corporation Dalkia Biogaz France FPP SVS688 Saint Palais 7/13/2023 7/12/2028 639 Capstone Green Energy Corporation DDH ENTERPRISE INC Purchase Orders 72785; CABA, W414, ECM FLEXIBAR, M1-EMI FLTR 9/22/2022 N/A 640 Capstone Green Energy Corporation DDH ENTERPRISE INC Purchase Orders 72785; CABA, W414, ECM FLEXIBAR, M1-EMI FLTR 9/22/2022 N/A 641 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74084; TUBE ASSY, INJECTOR 1 C6X, NG 7/6/2023 N/A 642 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74084; TUBE ASSY, INJECTOR 1 C6X, NG 7/6/2023 N/A 643 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74084; TUBE ASSY, INJECTOR 1 C6X, NG 7/6/2023 N/A 644 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74084; Tube Assy, Injector 2 C6X, NG 7/6/2023 N/A 645 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74084; Tube Assy, Injector 2 C6X, NG 7/6/2023 N/A 646 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74084; Tube Assy, Injector 2 C6X, NG 7/6/2023 N/A 647 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74085; Tube Assy, Injector 3 C6X, NG 7/6/2023 N/A 648 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74085; Tube Assy, Injector 3 C6X, NG 7/6/2023 N/A 649 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74085; Tube Assy, Injector 3 C6X, NG 7/6/2023 N/A 650 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74085; TUBE ASSY, INJECTOR 4 C6X, NG 7/6/2023 N/A 651 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74085; TUBE ASSY, INJECTOR 4 C6X, NG 7/6/2023 N/A 652 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74085; TUBE ASSY, INJECTOR 4 C6X, NG 7/6/2023 N/A 653 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74086; TUBE ASSY, INJECTOR 5 C6X, NG 7/6/2023 N/A 654 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74086; TUBE ASSY, INJECTOR 5 C6X, NG 7/6/2023 N/A 655 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74086; TUBE ASSY, INJECTOR 5 C6X, NG 7/6/2023 N/A 656 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74086; Tube Assy, Injector 6 C6X, NG 7/6/2023 N/A 657 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74086; Tube Assy, Injector 6 C6X, NG 7/6/2023 N/A 658 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74086; Tube Assy, Injector 6 C6X, NG 7/6/2023 N/A 659 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74086; Tube Assy, Injector 6 C6X, NG 7/6/2023 N/A 660 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74132; FILTER,ELEMENT,S3C SERIES 7/27/2023 N/A 661 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74132; FILTER,ELEMENT,S3C SERIES 7/27/2023 N/A 662 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74087; TUBE ASSY, -8 WW VALVE OUT TO MANIFOLD 7/6/2023 N/A 663 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74087; TUBE ASSY, -8 WW VALVE OUT TO MANIFOLD 7/6/2023 N/A 664 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74303; TUBE, -12 PRESS REG TO WW VALVE IN 9/8/2023 N/A 665 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74267; TUBE, -12, SHUTOFF TO WWV IN, LFG 8/29/2023 N/A 666 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73866; FUEL TUBE ASSY, INJECTOR #1 5/9/2023 N/A 667 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73982; FMM OUTLET TUBE ASSY, 1000 6/13/2023 N/A 11

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 668 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73982; FMM OUTLET TUBE ASSY, 1000 6/13/2023 N/A 669 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73982; FMM OUTLET TUBE ASSY, 1000 6/13/2023 N/A 670 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73982; FMM OUTLET TUBE ASSY, 1000 6/13/2023 N/A 671 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73982; FMM OUTLET TUBE ASSY, 1000 6/13/2023 N/A 672 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73982; FMM OUTLET TUBE ASSY, 1000 6/13/2023 N/A 673 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 674 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 675 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 676 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 677 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 678 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 679 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 680 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 681 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74221; FMM OUTLET TUBE ASSY, 1000 8/16/2023 N/A 682 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74139; TUBE ASSY, -12, INLET TO SHUTOFF 7/31/2023 N/A 683 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74088; TUBE, BLEED TO DUMP VALVE, LIQ, C200 7/6/2023 N/A 684 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74088; TUBE, BLEED TO DUMP VALVE, LIQ, C200 7/6/2023 N/A 685 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74139; TUBE ASSY, WWV SWIFT 12 OUT TO MNFLD 7/31/2023 N/A 686 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73992; TUBE ASSY, INLET, FMM, 1000,HPDG 6/14/2023 N/A 687 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73992; TUBE ASSY, INLET, FMM, 1000,HPDG 6/14/2023 N/A 688 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73992; TUBE ASSY, INLET, FMM, 1000,HPDG 6/14/2023 N/A 689 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73992; TUBE ASSY, INLET, FMM, 1000,HPDG 6/14/2023 N/A 690 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73992; TUBE ASSY, INLET, FMM, 1000,HPDG 6/14/2023 N/A 691 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73992; TUBE ASSY, INLET, FMM, 1000,HPDG 6/14/2023 N/A 692 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74139; TUBE, INJECTOR 1 PREMIX 7/31/2023 N/A 693 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74139; TUBE, INJECTOR 1 PILOT 7/31/2023 N/A 694 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74139; TUBE, INJECTOR 3 PILOT 7/31/2023 N/A 695 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 696 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 697 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 698 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 699 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 700 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 701 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 702 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 703 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 704 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74232; FUEL TUBE KIT, GASEOUS, C200 8/17/2023 N/A 705 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73803; TUBE ASSY, HEADER BRANCH, 1000S 4/21/2023 N/A 706 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73998; TUBE ASSY, HEADER BRANCH, 1000S 6/15/2023 N/A 707 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73998; TUBE ASSY, HEADER BRANCH, 1000S 6/15/2023 N/A 708 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73998; TUBE ASSY, HEADER BRANCH, 1000S 6/15/2023 N/A 709 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73998; TUBE ASSY, HEADER BRANCH, 1000S 6/15/2023 N/A 710 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73998; TUBE ASSY, HEADER BRANCH, 1000S 6/15/2023 N/A 711 Capstone Green Energy Corporation DELAFIELD Purchase Orders 73998; TUBE ASSY, HEADER BRANCH, 1000S 6/15/2023 N/A 712 Capstone Green Energy Corporation DELAFIELD Purchase Orders 74087; TUBE ASSY, C65 LPG, -8,WWV TO RTD FTG 7/6/2023 N/A 713 Capstone Green Energy Corporation Derstine, Jen Employees Change in Control Agreement 11/18/2019 N/A 714 Capstone Green Energy Corporation DIGI KEY CORP. Purchase Orders 73610; FAN, 24VDC 3/6/2023 N/A 715 Capstone Green Energy Corporation Documoto IT Software unknown N/A 716 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 717 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 718 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302271; Engine Air Filter (21") C30/C6X 9/27/2022 N/A 719 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302271; Engine Air Filter (21") C30/C6X 9/27/2022 N/A 720 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302271; Engine Air Filter (21") C30/C6X 9/27/2022 N/A 721 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 722 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 723 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 724 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 725 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 726 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 727 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 728 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 12

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 729 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 730 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 731 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 732 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; Engine Air Filter (21") C30/C6X 8/1/2023 N/A 733 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 734 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 735 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 736 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 737 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 738 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 739 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 740 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 741 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 742 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 743 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 744 Capstone Green Energy Corporation DONALDSON COMPANY, INC. Purchase Orders 302308; FILTER, ENG AIR, C200, FLAT SEAL 8/1/2023 N/A 745 Capstone Green Energy Corporation Dry Coolers Inc. Purchase Orders 71989; FGBR,C200/1000,NARROWED 4/29/2022 N/A 746 Capstone Green Energy Corporation Dry Coolers Inc. Purchase Orders 72126; FGBR,C200/1000,NARROWED 5/24/2022 N/A 747 Capstone Green Energy Corporation Dry Coolers Inc. Purchase Orders 72174; FGBR,C200/1000,NARROWED 6/1/2022 N/A 748 Capstone Green Energy Corporation Dry Coolers Inc. Purchase Orders 72174; FGBR,C200/1000,NARROWED 6/1/2022 N/A 749 Capstone Green Energy Corporation Dry Coolers Inc. Purchase Orders 72312; FGBR,C200/1000,NARROWED 6/21/2022 N/A 750 Capstone Green Energy Corporation Dry Coolers Inc. Purchase Orders 72617; FGBR,C200/1000,NARROWED 8/23/2022 N/A 751 Capstone Green Energy Corporation Dry Coolers Inc. Purchase Orders 72617; FGBR,C200/1000,NARROWED 8/23/2022 N/A 752 Capstone Green Energy Corporation DTC Ecoenergia Equipment Leases Equipment lease for six turbines 7/1/2022 6/30/2025 753 Capstone Green Energy Corporation DTC Machinery FPP SVS659 SITE Plasticos 6/1/2015 5/31/2024 754 Capstone Green Energy Corporation DTC Machinery FPP SVS696 Electroplating 2 8/25/2015 8/24/2024 755 Capstone Green Energy Corporation DTC Machinery FPP SVS706 Sabritas Orizaba 10/1/2015 9/30/2024 756 Capstone Green Energy Corporation DTC Machinery FPP SVS732 Nutryplus 1/19/2016 1/18/2025 757 Capstone Green Energy Corporation DTC Machinery FPP SVS755 Parque Espana 2/9/2016 2/8/2025 758 Capstone Green Energy Corporation DTC Machinery FPP SVS749 EMATEC GDL 4/14/2016 4/13/2025 759 Capstone Green Energy Corporation DTC Machinery FPP SVS803 EMATEC MTY 11/10/2016 11/9/2024 760 Capstone Green Energy Corporation DTC Machinery FPP SVS835 Assa Abloy 2/8/2017 2/7/2026 761 Capstone Green Energy Corporation DTC Machinery FPP SVS837 PetStar SAPI De C.V. 2/28/2017 2/27/2026 762 Capstone Green Energy Corporation DTC Machinery FPP SVS918 Nutryplus 2/22/2018 2/21/2027 763 Capstone Green Energy Corporation DTC Machinery FPP SVS638 Comercam 6/2/2018 2/1/2024 764 Capstone Green Energy Corporation DTC Machinery FPP SVS874 EMATEC Guadalupe 9/1/2018 9/30/2026 765 Capstone Green Energy Corporation DTC Machinery FPP SVS1067 Ematec Apodaca 2 10/10/2019 10/9/2028 766 Capstone Green Energy Corporation DTC Machinery FPP SVS977 Valle Real 3/14/2020 12/13/2027 767 Capstone Green Energy Corporation DTC Machinery FPP SVS1131 Grupo Textil de Aguascalientes S 6/2/2020 6/1/2030 768 Capstone Green Energy Corporation DTC Machinery FPP SVS1141 Abastecedores Pecuarios Lozano 6/23/2020 6/22/2025 769 Capstone Green Energy Corporation DTC Machinery FPP SVS779 BOPISA 8/17/2020 8/16/2025 770 Capstone Green Energy Corporation DTC Machinery FPP SVS1156 Soler & Palau 8/17/2020 8/16/2030 771 Capstone Green Energy Corporation DTC Machinery FPP SVS1159 Aislantes Y Empaques 10/1/2020 9/30/2030 772 Capstone Green Energy Corporation DTC Machinery FPP SVS1130 Latex Mexicana 12/1/2020 11/30/2030 773 Capstone Green Energy Corporation DTC Machinery FPP SVS1173 Galvanizadora de Occidente 12/1/2020 11/30/2025 774 Capstone Green Energy Corporation DTC Machinery FPP SVS1186 Plexus Electronica 3/15/2021 3/14/2031 775 Capstone Green Energy Corporation DTC Machinery FPP SVS769 Grimann 4/28/2021 4/27/2029 776 Capstone Green Energy Corporation DTC Machinery FPP SVS1199 Lechera Guadalajara 5/7/2021 5/6/2031 777 Capstone Green Energy Corporation DTC Machinery FPP SVS1208 Fabrica de Sulfato el Aguila 6/8/2021 6/7/2026 778 Capstone Green Energy Corporation DTC Machinery FPP SVS1259 Perrigo de Mexico 1/1/2022 12/31/2031 779 Capstone Green Energy Corporation DTC Machinery FPP SVS1139 Cosma - San Luis Metal Forming 3/15/2022 6/14/2025 780 Capstone Green Energy Corporation DTC Machinery FPP SVS461 Electroplating 6/3/2022 6/2/2031 781 Capstone Green Energy Corporation DTC Machinery FPP SVS462 Urrea Herramientas 6/3/2022 6/2/2027 782 Capstone Green Energy Corporation DTC Machinery FPP SVS1149 Veggie Choice 7/16/2022 7/15/2030 783 Capstone Green Energy Corporation DTC Machinery FPP SVS728 Pepsico Celaya 8/1/2022 10/28/2029 784 Capstone Green Energy Corporation DTC Machinery FPP SVS1344 Latex Mexicana 2 10/31/2022 10/30/2031 785 Capstone Green Energy Corporation DTC Machinery FPP SVS1351 Ambiderm 11/15/2022 11/14/2032 786 Capstone Green Energy Corporation DTC Machinery FPP SVS1094 Hella Automotive 4/1/2023 12/31/2024 787 Capstone Green Energy Corporation DTC Machinery FPP SVS1107 Ureblock 4/1/2023 2/28/2029 788 Capstone Green Energy Corporation DTC Machinery FPP SVS550 Chaparral 6/1/2023 5/31/2033 789 Capstone Green Energy Corporation DTC Machinery, Inc. Partner Agreements Distributor Agreement 12/11/2020 12/10/2023 13

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 790 Capstone Green Energy Corporation DTC Soluciones Inmobiliarias, S.A. FPP SVS943 IEnova Ojinaga 7/9/2018 10/5/2023 791 Capstone Green Energy Corporation DUTEK INC Purchase Orders 72695; DISPLAY PANEL ASSEMBLY 9/8/2022 N/A 792 Capstone Green Energy Corporation DUTEK INC Purchase Orders 72695; DISPLAY PANEL ASSEMBLY 9/8/2022 N/A 793 Capstone Green Energy Corporation DUTEK INC Purchase Orders 74355; DISPLAY PANEL ASSEMBLY 9/26/2023 N/A 794 Capstone Green Energy Corporation DUTEK INC Purchase Orders 74355; DISPLAY PANEL ASSEMBLY 9/26/2023 N/A 795 Capstone Green Energy Corporation DV Energy LLC Partner Agreements Distributor Agreement 7/23/2022 7/22/2023 796 Capstone Green Energy Corporation East Pike Mining III LLC FPP RSS1227 East Pike Mining - SN 10775 5/2/2022 5/1/2024 797 Capstone Green Energy Corporation East Pike Mining III LLC FPP RSS1111 East Pike Mining - SN 10747 5/2/2022 5/1/2024 798 Capstone Green Energy Corporation East Pike Mining III LLC FPP RSS1278 East Pike Mining - SN 10720 5/2/2022 5/1/2024 799 Capstone Green Energy Corporation East Pike Mining III LLC Rental Contracts C1000S,HPNG,DM,UL,C1KC 3/16/2022 4/14/2024 800 Capstone Green Energy Corporation East Pike Mining III LLC Rental Contracts C1000S,HPNG,DM,UL,C1KC 3/16/2022 4/14/2024 801 Capstone Green Energy Corporation East Pike Mining III LLC Rental Contracts C1000S,HPNG,DM,UL,C1KC 3/16/2022 4/14/2024 802 Capstone Green Energy Corporation ECUAPET Rental Contracts 1000S-HD4-BU00 2/6/2023 3/31/2024 803 Capstone Green Energy Corporation Ecuatoriana De Petroleos Partner Agreements Distributor Agreement 5/25/2021 5/24/2024 804 Capstone Green Energy Corporation Ecuatoriana De Petroleos Cla. Ltda. FPP RSS1382 Ecuapet 4/30/2023 4/29/2024 805 Capstone Green Energy Corporation EED International Private Limited FPP SVS1158 Snell-Yangpu Dist (FPP Bundle) 3/31/2020 3/30/2025 806 Capstone Green Energy Corporation E-Finity Distributed Generation Equipment Leases Equipment lease for C600 turbine 4/1/2022 3/31/2025 807 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS419 Viking Yacht 12/13/2012 12/13/2027 808 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS630 SNBC 1/1/2015 12/31/2023 809 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS642 Vantage Energy 1/15/2015 1/14/2024 810 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS640 Throop 3/1/2015 2/29/2024 811 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS654 Crayne Station 5/1/2015 4/30/2024 812 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS767 Messiah College 7/1/2016 6/30/2025 813 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS800 Montgomery County DOCR Pre-Releas 11/1/2016 10/31/2025 814 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS864 FMC Tower 8/1/2017 7/31/2026 815 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS086 E-Finity - UGI 12/22/2017 12/21/2026 816 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS501 PSECU 9/4/2018 7/1/2027 817 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS170 The Logan Hotel 10/1/2018 9/30/2023 818 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS171 Salem Community College 10/27/2018 10/26/2023 819 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS966 Margaritaville 10/31/2018 10/30/2026 820 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS838 Plaza Extra East 11/1/2018 10/31/2028 821 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS967 Magen's Junction 11/1/2018 10/31/2033 822 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS720 EQT - Pipers Ridge 2 11/5/2018 11/4/2023 823 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS721 EQT - Europa 11/5/2018 11/4/2026 824 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS722 EQT - Pandora 11/16/2018 11/15/2026 825 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS983 PGE Station 2/1/2019 1/31/2024 826 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1015 1199 Ludlow 3/25/2019 3/24/2028 827 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1016 Valley Forge Casino 4/1/2019 3/31/2028 828 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1037 UGI HQ 5/15/2019 5/14/2028 829 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1038 Benz Research 5/15/2019 5/14/2028 830 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1032 Williams Miller Station 5/20/2019 5/19/2024 831 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1033 Williams Buffalo Station 5/20/2019 5/19/2024 832 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1034 Williams Sand Hill Station 5/20/2019 5/19/2024 833 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1035 Williams Pleasant Station 5/20/2019 5/19/2024 834 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1036 Williams Blake Ridge Station 5/20/2019 5/19/2024 835 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1039 EQT Wetzel 6/1/2019 5/31/2024 836 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1047 Williams Games Ridge Station 8/9/2019 8/8/2024 837 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1049 Williams Ball Station 8/9/2019 8/8/2024 838 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1050 Williams Anderson Station 8/9/2019 8/8/2024 839 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1048 Williams Threedubs Station 8/19/2019 8/18/2024 840 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1051 Hudson County Technical School 8/20/2019 8/19/2028 841 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS232 Dominion Borger Station 9/1/2019 8/31/2024 842 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS237 Dominion Racket Station 9/1/2019 8/31/2024 843 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS238 Dominion Sabinsville Station 9/1/2019 8/31/2024 844 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1061 Green County Station 10/2/2019 10/1/2024 845 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1080 Mohawk 11/1/2019 10/31/2028 846 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1086 Dominion Hope Station 11/15/2019 11/14/2029 847 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1075 Blue Racer - NFS - 1 Station 11/20/2019 11/19/2024 848 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1076 Blue Racer - HFS - 1 Station 11/20/2019 11/19/2024 849 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1077 Blue Racer - HFS - 2 Station 11/20/2019 11/19/2024 850 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS807 EQT Corona Station 11/28/2019 8/31/2027 14

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 851 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1087 American University 12/1/2019 11/30/2028 852 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1090 Seneca Clermont Station 12/1/2019 11/30/2024 853 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1103 CNX Buckland Station 3/1/2020 2/28/2029 854 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS316 Philadelphia Gas Works 7/16/2020 7/15/2025 855 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS321 NRUCFC 8/28/2020 8/27/2025 856 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS402 JR Plastics 9/13/2020 9/12/2027 857 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS405 Perkins and Will 10/1/2020 9/30/2029 858 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1161 EQT-Anchor Station 10/1/2020 9/30/2025 859 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1162 EQT-Pisces 10/1/2020 9/30/2025 860 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1188 Croda Chemical 4/12/2021 4/11/2031 861 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS391 PCOM 6/8/2021 6/7/2026 862 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS389 Firestone Building Products 6/13/2021 6/12/2026 863 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS584 KPMG 8/1/2021 7/31/2024 864 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS801 Carrollsburg Condominium 11/14/2021 11/13/2026 865 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1271 MVP Harris 12/15/2021 12/14/2026 866 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS919 Firestone Youngwood 3/15/2022 3/14/2027 867 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS473 Ardell Compressor Station 4/2/2022 4/1/2027 868 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS479 Silver Springs Compressor Station 4/2/2022 4/1/2027 869 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1297 Magen's Junction 2 5/16/2022 5/15/2037 870 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS234 Mockingbird Hill Compressor Sta 8/2/2022 8/1/2027 871 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS239 Wolf Run Compressor Station 8/2/2022 8/1/2027 872 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1380 Antero - Castle Peak 10/2/2022 12/31/2027 873 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS502 Terra Station 10/15/2022 10/14/2026 874 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS925 EQT Janus Station 10/22/2022 10/21/2027 875 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS881 Dominion Sheds Station 10/23/2022 10/22/2027 876 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS882 Dominion Horsehead Station 10/23/2022 10/22/2027 877 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS518 Blacksville Station 10/31/2022 5/12/2029 878 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS666 Blacksville 2 10/31/2022 5/12/2029 879 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1073 EQT Catapult 11/18/2022 11/17/2027 880 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1074 EQT Redhook 11/18/2022 11/17/2027 881 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS889 Antero - Pennington 1/4/2023 1/3/2028 882 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS890 Antero - White Oak 1/4/2023 1/3/2028 883 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS891 Antero - New Milton 1/4/2023 1/3/2028 884 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS894 Antero - Lafferty 1/4/2023 1/3/2028 885 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS895 Antero - West Mountain 1/4/2023 1/3/2028 886 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS896 Antero - Underwood 1/4/2023 1/3/2028 887 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS898 Antero - Monroe 1/4/2023 1/3/2028 888 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS899 Antero - Mountain 1/4/2023 1/3/2028 889 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS901 Antero - Wick 1/4/2023 1/3/2028 890 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS047 Masonic Home 1/4/2023 1/3/2028 891 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1379 Antero - Lincoln Station 1/4/2023 1/3/2028 892 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1381 Antero - Greys Peak Station 1/4/2023 1/3/2028 893 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS808 EQT Plasma Station 2/1/2023 9/22/2027 894 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS821 EQT Mako Station 2/1/2023 12/31/2027 895 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS900 Antero - Madison 2/5/2023 2/4/2028 896 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS540 Victoria 4/2/2023 12/31/2027 897 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS361 York WWTP 6/1/2023 5/31/2028 898 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1417 Frenchman's Reef 7/1/2023 6/30/2028 899 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS1418 DLA 7/1/2023 6/30/2033 900 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS535 Banner 7/2/2023 12/31/2027 901 Capstone Green Energy Corporation E-Finity Distributed Generation FPP SVS504 Hopewell Station 10/15/2023 10/14/2028 902 Capstone Green Energy Corporation E-Finity Distributed Generation Partner Agreements Distributor Agreement 4/1/2020 3/31/2025 903 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 72331; ELECTRONICS BOX ASSY, DC,C200 6/23/2022 N/A 904 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74212; ELECTRONICS BOX ASSY, AC,C200 8/15/2023 N/A 905 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74213; ELECTRONICS BOX ASSY, AC,C200 8/15/2023 N/A 906 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 73652; BRACKET, ADAPTER, M200 VFD 3/15/2023 N/A 907 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 72920; BRACKET, ADAPTER, M200 VFD 10/19/2022 N/A 908 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 73020; BRACKET, ADAPTER, M200 VFD 11/9/2022 N/A 909 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74349; BRACKET, ADAPTER, M200 VFD 9/25/2023 N/A 910 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74349; BRACKET, ADAPTER, M200 VFD 9/25/2023 N/A 911 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74349; BRACKET, ADAPTER, M200 VFD 9/25/2023 N/A 15

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 912 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74349; BRACKET, ADAPTER, M200 VFD 9/25/2023 N/A 913 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74349; BRACKET, ADAPTER, M200 VFD 9/25/2023 N/A 914 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 73572; VFD PROG, C65, GASPACK 20HP C200 2/28/2023 N/A 915 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 73652; VFD PROG, C65, GASPACK 20HP C200 3/15/2023 N/A 916 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 73020; VFD PROG, C65, GASPACK 20HP C200 11/9/2022 N/A 917 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74219; VFD PROG, C65, GASPACK 20HP C200 8/15/2023 N/A 918 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74219; VFD PROG, C65, GASPACK 20HP C200 8/15/2023 N/A 919 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74219; VFD PROG, C65, GASPACK 20HP C200 8/15/2023 N/A 920 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74219; VFD PROG, C65, GASPACK 20HP C200 8/15/2023 N/A 921 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74219; VFD PROG, C65, GASPACK 20HP C200 8/15/2023 N/A 922 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74219; VFD PROG, C65, GASPACK 20HP C200 8/15/2023 N/A 923 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74349; VFD PROG, C65, GASPACK 20HP C200 9/25/2023 N/A 924 Capstone Green Energy Corporation Electro Controls Inc. Purchase Orders 74349; VFD PROG, C65, GASPACK 20HP C200 9/25/2023 N/A 925 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72571; BATTERY CELL,C65 8/15/2022 N/A 926 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 74049; BATTERY CELL,C65 6/26/2023 N/A 927 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72196; BATTERY CELL,C65 6/2/2022 N/A 928 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72338; BATTERY CELL,C65 6/27/2022 N/A 929 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72545; BATTERY CELL,C65 8/9/2022 N/A 930 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72570; BATTERY CELL,C65 8/15/2022 N/A 931 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72702; BATTERY CELL,C65 9/9/2022 N/A 932 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72711; BATTERY CELL,C65 9/12/2022 N/A 933 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72712; BATTERY CELL,C65 9/12/2022 N/A 934 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72753; BATTERY CELL,C65 9/19/2022 N/A 935 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72759; BATTERY CELL,C65 9/20/2022 N/A 936 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72866; BATTERY CELL,C65 10/12/2022 N/A 937 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72867; BATTERY CELL,C65 10/12/2022 N/A 938 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72936; BATTERY CELL,C65 10/24/2022 N/A 939 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72937; BATTERY CELL,C65 10/24/2022 N/A 940 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 72938; BATTERY CELL,C65 10/24/2022 N/A 941 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 73179; BATTERY CELL,C65 12/12/2022 N/A 942 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 73180; BATTERY CELL,C65 12/12/2022 N/A 943 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 73182; BATTERY CELL,C65 12/12/2022 N/A 944 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 73183; BATTERY CELL,C65 12/12/2022 N/A 945 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 73184; BATTERY CELL,C65 12/12/2022 N/A 946 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 73185; BATTERY CELL,C65 12/12/2022 N/A 947 Capstone Green Energy Corporation ENERSYS ENERGY PRODUCTS Purchase Orders 73186; BATTERY CELL,C65 12/12/2022 N/A 948 Capstone Green Energy Corporation EPEC, LLC Purchase Orders 73650; CABA,C200 LCM FILTER,CAP-BRD,FAST-ON 3/15/2023 N/A 949 Capstone Green Energy Corporation EPEC, LLC Purchase Orders 74253; CABA,C200 LCM FILTER,CAP-BRD,FAST-ON 8/23/2023 N/A 950 Capstone Green Energy Corporation EPEC, LLC Purchase Orders 73687; KIT, CABLE, GCM/LCM, C200 3/21/2023 N/A 951 Capstone Green Energy Corporation EPEC, LLC Purchase Orders 73687; KIT, CABLE, GCM/LCM, C200 3/21/2023 N/A 952 Capstone Green Energy Corporation EPEC, LLC Purchase Orders 73687; KIT, CABLE, GCM/LCM, C200 3/21/2023 N/A 953 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS525 NEW Hallenbad Rheindahlen 2/13/2014 11/13/2023 954 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS603 Göddecke Textilpflege Olsberg 9/1/2014 8/31/2024 955 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS633 Klinik Roderbirken 2/12/2015 2/11/2024 956 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS662 NEW Vitusbad Moenchengladbach 4/1/2015 3/31/2024 957 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS704 Emil Steidle 4/27/2015 4/26/2027 958 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS684 ABC Recker Ziegelwerk 7/22/2015 7/21/2024 959 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS692 Bosch EBS Schondelmaier Gutach 8/5/2015 8/4/2024 960 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS701Brauerei Veltins 9/28/2015 9/27/2023 961 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS716 Finzelberg Andernach 12/16/2015 12/15/2023 962 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS748 Neubronner Oberursel 3/29/2016 3/28/2024 963 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS752 IKEA Kaiserslautern 4/23/2016 7/22/2024 964 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS750 Gymnasium Möckmühl 5/4/2016 5/3/2024 965 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS794 RVM Mannheim 10/11/2016 10/10/2024 966 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS796 Bombadier Transportation Görlitz 11/4/2016 11/3/2025 967 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS804 EWV Aldenhoven 11/17/2016 12/16/2024 968 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS818 Jena Leiterplatten Jena 11/25/2016 2/24/2025 969 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS819 Chemiewerk Bad Köstritz 11/27/2016 12/26/2024 970 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS797 Klinkerwerk Muhr Emmerich 12/8/2016 12/7/2024 971 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS812 Helios Kliniken Wuppertal 12/9/2016 12/8/2025 972 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS844 Brauerei Gold Ochsen Ulm 4/19/2017 4/18/2025 16

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 973 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS867 Sponeta GmbH Schlotheim 9/22/2017 3/21/2025 974 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS906 ABC Klinkerwerk Westerkappeln 1/1/2018 12/31/2023 975 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS907 ABC Klinkerwerk Schüttorf 1/1/2018 12/31/2024 976 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS908 ABC Klinkerwerk Hollager 1/1/2018 12/31/2024 977 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS909 ABC Klinkerwerk Recke 1/1/2018 6/30/2025 978 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS921 Lawa Olbernhau 1/11/2018 12/10/2025 979 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS931 Köhler Kalk Meißner 5/9/2018 5/8/2026 980 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS950 Pott´s Brauerei Oelde 8/21/2018 10/20/2027 981 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS953 ABC Klinkerwerk Hörstel 2 9/12/2018 9/11/2026 982 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS628 Neptun Energy - Romerberg 10/9/2018 10/8/2027 983 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1052 Neptun Energy - Siemensstraße 18 10/9/2018 10/8/2027 984 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1082 Muhr Emmerich Klinkerwerk 10/31/2018 6/30/2026 985 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS970 Burkle Betonwerk Fellbach 11/8/2018 11/7/2027 986 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS973 ENBW AG Baxter Stuttgart 12/6/2018 12/5/2026 987 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS985 Paka Glashütte 2/23/2019 5/22/2027 988 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS982 Haus am Buchenhain Moenchengladba 2/28/2019 2/27/2027 989 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1020 Rotec GmbH - Horstel 3/24/2019 6/23/2026 990 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1010 ATP Klebetechnik Mihla/Buchenau 3/28/2019 3/27/2029 991 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1021 Engel Pohlheim 2 3/29/2019 6/28/2026 992 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS447 Stadtwerk Hannover Ronnenberg 4/1/2019 12/31/2028 993 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS442 Volker & Anja Hilpert Schule Eite 4/2/2019 4/1/2029 994 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1045 St. Joseph KH Prüm 6/28/2019 6/27/2028 995 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS940 ESP Bochum 7/19/2019 3/7/2028 996 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS941 Engel Pohlheim 7/19/2019 10/4/2027 997 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS774 Airbus Stade 7/20/2019 7/19/2026 998 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS691 Quarzwerke Werk Gambach 7/28/2019 7/27/2024 999 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS879 Airbus Stade 8/1/2019 7/31/2027 1000 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS699 Blanco Werk Sinsheim 9/14/2019 9/13/2024 1001 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1109 MTU Hannover Niedersachsen 3/18/2020 3/17/2028 1002 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1160 Haus am Buchenain 7/6/2020 3/19/2029 1003 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1169 Seidel PSF 11/26/2020 2/24/2030 1004 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1171 Ruch Novaplast 11/26/2020 5/27/2031 1005 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1170 KSK Geilenkirchen NRW 11/30/2020 11/29/2025 1006 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1172 Recker Ziegelwerk NRW 12/4/2020 9/4/2029 1007 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1175 Colour Line GmbH 12/4/2020 3/3/2030 1008 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1179 Stadtwerke Lubeck Schleswig-Hols 12/13/2020 4/1/2030 1009 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1190 Wienerberger - Malsch 4/20/2021 3/4/2030 1010 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS738 Nijmegen West 6/1/2021 2/28/2025 1011 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS739 Erica Terpstra 6/1/2021 2/28/2025 1012 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1233 Vowalon Beschichtung 9/16/2021 10/27/2030 1013 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1232 NEW Hephata Mönchengladbach NRW 9/28/2021 12/27/2030 1014 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1242 ESP Pulverbeschichtung Kreuztal 11/4/2021 1/21/2031 1015 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS507 Gerolsteiner 11/7/2021 11/6/2023 1016 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1255 ATP Mihla Thüringen 12/16/2021 2/15/2031 1017 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1256 Alucolor Chemnitz Sachsen 12/16/2021 10/15/2031 1018 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1254 Kümmel Schälmühle Vetschau Brand 12/18/2021 1/17/2031 1019 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1282 Drewag Bannewitz Sachsen 3/15/2022 3/14/2031 1020 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1283 Drewag Dresden Sachsen 3/15/2022 3/14/2031 1021 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1285 Klinikum Eilenburg Sachsen 3/15/2022 12/14/2031 1022 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1301 Siemens Wittenberg Sachsen 3/24/2022 3/5/2030 1023 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1289 PB Gelatins Nienburg Niedersachs 3/28/2022 3/27/2031 1024 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1321 Heinrichsthaler Radeberg Sachsen 6/15/2022 6/14/2032 1025 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1320 ABC Keramik Westerkappen-Velpe 6/30/2022 6/29/2032 1026 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1346 Julius Hoesch Düren NRW 6/30/2022 2/22/2031 1027 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1319 Schwenner Uedem 7/8/2022 7/7/2031 1028 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS868 Carl Kühne GmbH Berlin 7/20/2022 7/1/2027 1029 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1328 Baur Zeulenroda Thüringen 7/26/2022 6/21/2032 1030 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1327 Deppe Backstein Uelsen 7/28/2022 10/27/2031 1031 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1395 Martensen & Sohn Sönnebüll 8/1/2022 7/31/2031 1032 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1329 E-Werk Ottersberg 9/6/2022 2/16/2032 1033 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1348 Münzing Elsteraue Sachsen Anhalt 9/29/2022 9/28/2032 17

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1034 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1330 Birkenhof Gemüse Köngen 12/29/2022 10/28/2032 1035 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1337 IB Zosche Chemnitz Sachsen 12/29/2022 3/30/2032 1036 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS902 Junkers & Muellers Moenchengladba 6/1/2023 5/31/2028 1037 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1331 Tomaten Hermanns Hannover 7/8/2023 9/8/2032 1038 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS831 Reemtsma Cigarettenfabrik Langenh 7/9/2023 7/8/2028 1039 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS681 Rothkötter Meppen 7/13/2023 7/12/2028 1040 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS685 Rheinkalk Werk Middel 7/23/2023 7/22/2028 1041 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS183 Enwor Aquana Würselen 8/1/2023 7/31/2025 1042 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1332 BVB Biogutvergärung Westheim 8/1/2023 10/31/2032 1043 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS764 VSM 8/20/2023 8/19/2027 1044 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS604 Rothkötter Haren 9/1/2023 8/31/2028 1045 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1333 Engel Rotec Hörstel 11/1/2023 10/31/2032 1046 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1334 Engel Kühl Eloxal Bochum 11/1/2023 10/31/2032 1047 Capstone Green Energy Corporation E-Quad Power Systems GmbH FPP SVS1335 Engel Ancoa 11/1/2023 10/31/2032 1048 Capstone Green Energy Corporation E-quad Power Systems GmbH Partner Agreements Distributor Agreement 10/28/2021 10/27/2026 1049 Capstone Green Energy Corporation ESM Yzamer Partner Agreements Distributor Agreement 9/7/2021 9/6/2024 1050 Capstone Green Energy Corporation EXTREME WRAPS Purchase Orders 74329; C1000S SIGNATURE SERIES USER'S MANUAL 9/20/2023 N/A 1051 Capstone Green Energy Corporation EXTREME WRAPS Purchase Orders 74329; KIT, DECALS, C600S, CGE 9/20/2023 N/A 1052 Capstone Green Energy Corporation EXTREME WRAPS Purchase Orders 74329; KIT, DECALS, C1000S, CGE 9/20/2023 N/A 1053 Capstone Green Energy Corporation EXTREME WRAPS Purchase Orders 74329; KIT, DECALS, C65, CGE 9/20/2023 N/A 1054 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FITTING, CLOSE NIPPLE, 1" NPT, SS 6/15/2023 N/A 1055 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FITTING, CLOSE NIPPLE, 1" NPT, SS 6/15/2023 N/A 1056 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73418; FTG,MALE ADAPTER,-12 TUBE TO-12 NPT,M,SS 1/25/2023 N/A 1057 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73121; HOSE, FLEX, BYPASS VALVE, C60 11/30/2022 N/A 1058 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FITTING 1-1/4 NPT TO 1-1/4 HOSE BARB 6/15/2023 N/A 1059 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FITTING 1-1/4 NPT TO 1-1/4 HOSE BARB 6/15/2023 N/A 1060 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73418; ELBOW MALE, 3/4" T-OD X 1 1/16-12 SAE ST 1/25/2023 N/A 1061 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73418; ELBOW MALE, 3/8" T-OD X 1/4" M NPT 1/25/2023 N/A 1062 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74145; BULKHEAD MALE CONN, 3/4" OD X 3/4" MNPT 7/31/2023 N/A 1063 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73418; MALE CONN, 3/8" T-OD X 9/16-18 M SAE ST 1/25/2023 N/A 1064 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73418; ELBOW FEMALE, 1/4" TUBE - FEMALE 1/4"NPT 1/25/2023 N/A 1065 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FITTING, STRAIGHT, -8 SAE MALE,1/4" NPSM 6/15/2023 N/A 1066 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FITTING, STRAIGHT, -8 SAE MALE,1/4" NPSM 6/15/2023 N/A 1067 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FITTING, STRAIGHT, -8 SAE MALE,1/4" NPSM 6/15/2023 N/A 1068 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73418; TEE FITTING FEMALE, SS 1/25/2023 N/A 1069 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73618; HOSE, DUMP VALVE 3/7/2023 N/A 1070 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 73269; HOSE, DUMP VALVE 12/27/2022 N/A 1071 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; BUSHING, REDUCER, 2" NPTM TO 1" NPTF 6/15/2023 N/A 1072 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; BUSHING, REDUCER, 2" NPTM TO 1" NPTF 6/15/2023 N/A 1073 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74145; REDUCER, -24M SAE TO -16F SAE 7/31/2023 N/A 1074 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FTG, NIPPLE, 2 MNPT TO 2 MNPT, ALUM 6/15/2023 N/A 1075 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; VALVE, BALL, 1" FULL PORT, SS 6/15/2023 N/A 1076 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FTG, SAE SWIVEL NUT, 1/4 SAE X 1/4 MNPT 6/15/2023 N/A 1077 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74145; FTG, SAE SWIVEL NUT, 1/4 SAE X 1/4 MNPT 7/31/2023 N/A 1078 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FTG, ELBOW SAE, 1/4 M SAE X 1/4 SAE NUT 6/15/2023 N/A 1079 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74145; FTG, ELBOW SAE, 1/4 M SAE X 1/4 SAE NUT 7/31/2023 N/A 1080 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FTG,TEE,1/4 M SAE X 1/4 M SAE X 1/4 FNPT 6/15/2023 N/A 1081 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74145; FTG,TEE,1/4 M SAE X 1/4 M SAE X 1/4 FNPT 7/31/2023 N/A 1082 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FTG, BRAIDED HOSE 84" L,-4 FEMALE SWIVEL 6/15/2023 N/A 1083 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74145; FTG, BRAIDED HOSE 84" L,-4 FEMALE SWIVEL 7/31/2023 N/A 1084 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74003; FTG, 1/4 M 37DEG FLARE SAE X 1/2 MNPT 6/15/2023 N/A 1085 Capstone Green Energy Corporation FITTING SOURCE, THE Purchase Orders 74145; FTG, 1/4 M 37DEG FLARE SAE X 1/2 MNPT 7/31/2023 N/A 1086 Capstone Green Energy Corporation Flight Facilities, Inc. Office Lease Office lease at 16701 Stagg Street, Van Nuys, California 7/1/2019 6/30/2024 1087 Capstone Green Energy Corporation Fluxo Solucoes Integradas Ltda. Partner Agreements Distributor Agreement 10/20/2020 10/19/2023 1088 Capstone Green Energy Corporation Fores Engineering Srl FPP SVS1118 Guendalina Platform 5/1/2020 4/30/2025 1089 Capstone Green Energy Corporation Fores Engineering Srl FPP SVS1119 Elettra Platform 5/1/2020 4/30/2025 1090 Capstone Green Energy Corporation Fores Engineering Srl FPP SVS1120 Fauzia Platform 5/1/2020 4/30/2025 1091 Capstone Green Energy Corporation Fores Engineering Srl FPP SVS1121 Clara NW Platform (MT2) 5/1/2020 4/30/2025 1092 Capstone Green Energy Corporation Fores Engineering Srl FPP SVS1125 Barbara-A Platform 5/1/2020 4/30/2025 1093 Capstone Green Energy Corporation Fores Engineering Srl FPP SVS924 Clara NW Platform 9/1/2023 8/31/2028 1094 Capstone Green Energy Corporation Fores Engineering SRL Partner Agreements Distributor Agreement 7/1/2020 6/30/2023 18

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1095 Capstone Green Energy Corporation Foster, Jeff Employees Change in Control Agreement 6/14/2018 N/A 1096 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73953; THERMISTOR, 3K, NTC 12" 6/6/2023 N/A 1097 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73953; THERMISTOR, 3K, NTC 12" 6/6/2023 N/A 1098 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73953; THERMISTOR, 3K, NTC 12" 6/6/2023 N/A 1099 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 74068; FUSE, 600V, 5A, 1-1/2 X 13/32, LOW I2T 6/29/2023 N/A 1100 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 74186; FUSE, 3A 32V, MINI BLADE FUSE 8/9/2023 N/A 1101 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 74186; FUSE,600V, 5A,1-1/2 X 13/32,FAST ACTING 8/9/2023 N/A 1102 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 74286; FUSE,600V, 5A,1-1/2 X 13/32,FAST ACTING 9/6/2023 N/A 1103 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 74367; FUSE,600V, 5A,1-1/2 X 13/32,FAST ACTING 9/27/2023 N/A 1104 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73953; FUSE,35A,600V,UL&CSA 6/6/2023 N/A 1105 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73953; FUSE,35A,600V,UL&CSA 6/6/2023 N/A 1106 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 74367; FUSE,35A,600V,UL&CSA 9/27/2023 N/A 1107 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73905; FUSE HOLDER, 60A,600V,UL&CSA 5/23/2023 N/A 1108 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73953; FUSE HOLDER, 60A,600V,UL&CSA 6/6/2023 N/A 1109 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73953; FUSE HOLDER, 60A,600V,UL&CSA 6/6/2023 N/A 1110 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 74367; FUSE HOLDER, 60A,600V,UL&CSA 9/27/2023 N/A 1111 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73692; FUSE,500V,400A,SEMICONDUCTOR,UL&CSA 3/21/2023 N/A 1112 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73905; FUSE,500V,400A,SEMICONDUCTOR,UL&CSA 5/23/2023 N/A 1113 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73905; TERMINAL BLOCK, POWER, UL1953, 1-POLE 5/23/2023 N/A 1114 Capstone Green Energy Corporation FUSES UNLIMITED Purchase Orders 73905; TERMINAL BLOCK, POWER, UL1953, 1-POLE 5/23/2023 N/A 1115 Capstone Green Energy Corporation Future Electronics Corp Purchase Orders 74171; IC,SLD-ST RELAY,30A,VN920SP,PWR_SO-10,LF 8/4/2023 N/A 1116 Capstone Green Energy Corporation GASKETS, INC. Purchase Orders 73386; FLEXIBLE COUPLING SLEEVE 1/19/2023 N/A 1117 Capstone Green Energy Corporation Genesis Energy Group FPP RSS1243 Genesis Mali 1/31/2023 1/30/2025 1118 Capstone Green Energy Corporation Genesis Energy Group Rental Contracts C600S,LPG,DM,CE,PSM,5BAY 11/22/2021 1/31/2025 1119 Capstone Green Energy Corporation Ghanmeh, Hesham Employees Commission Agreement 7/20/2023 N/A 1120 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73015; SEAL RING, THRUST 11/9/2022 N/A 1121 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73015; SEAL RING, THRUST 11/9/2022 N/A 1122 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73015; SEAL RING, THRUST 11/9/2022 N/A 1123 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73054; LAB SEAL ASSEMBLY, #3 BEARING 11/17/2022 N/A 1124 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73054; LAB SEAL ASSEMBLY, #3 BEARING 11/17/2022 N/A 1125 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73054; LAB SEAL ASSEMBLY, #3 BEARING 11/17/2022 N/A 1126 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73054; LAB SEAL ASSEMBLY, #3 BEARING 11/17/2022 N/A 1127 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73054; LAB SEAL ASSEMBLY, #3 BEARING 11/17/2022 N/A 1128 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73056; THRUST HOUSING ASSEMBLY 11/17/2022 N/A 1129 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73057; PISTON RING, HEAT SHIELD 11/17/2022 N/A 1130 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73057; PISTON RING, HEAT SHIELD 11/17/2022 N/A 1131 Capstone Green Energy Corporation Gongin Precision Ind. Co., Ltd Purchase Orders 73057; PLATE, THRUST - LABYRINTH SEAL 11/17/2022 N/A 1132 Capstone Green Energy Corporation GoodSuite IT Service of printers and scanners 1/1/2018 N/A 1133 Capstone Green Energy Corporation Hakobyan, Eva Employees Consulting Agreement 4/4/2022 N/A 1134 Capstone Green Energy Corporation HANMAR CORPORATION Purchase Orders 71406; SHROUD, TURBINE NOZZLE, C30 12/22/2021 N/A 1135 Capstone Green Energy Corporation HANMAR CORPORATION Purchase Orders 71406; SHROUD, TURBINE NOZZLE, C30 12/22/2021 N/A 1136 Capstone Green Energy Corporation HANMAR CORPORATION Purchase Orders 71406; SHROUD, TURBINE NOZZLE, C30 12/22/2021 N/A 1137 Capstone Green Energy Corporation HANMAR CORPORATION Purchase Orders 71406; SHROUD, TURBINE NOZZLE, C30 12/22/2021 N/A 1138 Capstone Green Energy Corporation HARDWARE SPECIALTY CO., INC Purchase Orders 73394; 90 DEG ELBOW, ALUMINUM 2024, ANODIZED 1/20/2023 N/A 1139 Capstone Green Energy Corporation HARDWARE SPECIALTY CO., INC Purchase Orders 73394; 90 DEG ELBOW, ALUMINUM 2024, ANODIZED 1/20/2023 N/A 1140 Capstone Green Energy Corporation HARDWARE SPECIALTY CO., INC Purchase Orders 73394; 90 DEG ELBOW, ALUMINUM 2024, ANODIZED 1/20/2023 N/A 1141 Capstone Green Energy Corporation HEILIND ELECTRONICS, INC Purchase Orders 73363; SENSOR, PRESSURE TRANS 100 PSIG 4-20mA 1/17/2023 N/A 1142 Capstone Green Energy Corporation HEILIND ELECTRONICS, INC Purchase Orders 73888; SENSOR, PRESSURE TRANS 100 PSIG 4-20mA 5/12/2023 N/A 1143 Capstone Green Energy Corporation HEILIND ELECTRONICS, INC Purchase Orders 73468; SENSOR, PRESS TRANS 200 PSI 2/7/2023 N/A 1144 Capstone Green Energy Corporation HEILIND ELECTRONICS, INC Purchase Orders 73931; CABLE, CAT5, SHIELDED ETHERNET 40FT BLUE 6/1/2023 N/A 1145 Capstone Green Energy Corporation Hesham, Ghanmeh Employees Consulting Agreement 1/31/2017 N/A 1146 Capstone Green Energy Corporation HI PRO SPEED INTERNATIONAL INC Purchase Orders 74187; HOSE, FLEX, BYPASS VALVE, C60 8/9/2023 N/A 1147 Capstone Green Energy Corporation Hilmobay Resort Limited Rental Contracts C1000S,HPNG,DM,UL,HH,C1KC 12/13/2021 4/1/2033 1148 Capstone Green Energy Corporation Horizon Power Systems Equipment Leases Equipment lease for C1000 turbine 4/1/2022 3/31/2025 1149 Capstone Green Energy Corporation Horizon Power Systems ULC FPP SVS969 1-32-63-5W6 10/25/2018 10/24/2027 1150 Capstone Green Energy Corporation Horizon Power Systems ULC FPP SVS1042 Perpetual Energy - Mannville Gas 6/13/2019 6/12/2024 1151 Capstone Green Energy Corporation Horizon Power Systems ULC FPP SVS1183 15-33-064-05 Satellite and 6 WTI 4/10/2021 4/9/2031 1152 Capstone Green Energy Corporation Horizon Power Systems ULC FPP SVS1236 ARC Resources 6-23-63-4W6 10/5/2021 10/4/2028 1153 Capstone Green Energy Corporation Horizon Power Systems ULC FPP SVS1287 ARC Resources 6-26-62-4W6 1/17/2022 1/16/2029 1154 Capstone Green Energy Corporation Horizon Power Systems US FPP SVS1040 IACX Energy 6/19/2019 6/18/2024 1155 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1148 Ascend Cannabis 9/1/2020 9/1/2025 19

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1156 Capstone Green Energy Corporation Horizon Power Systems US FPP SVS336 Window Rock Compressor Station 12/11/2020 12/10/2030 1157 Capstone Green Energy Corporation Horizon Power Systems US FPP SVS765 Baxter Plant 7/1/2021 6/30/2026 1158 Capstone Green Energy Corporation Horizon Power Systems US FPP SVS1237 Pipeline Station 8 Corona, NM 10/24/2021 10/23/2031 1159 Capstone Green Energy Corporation Horizon Power Systems US FPP SVS1244 Salt Lake Community College 5/8/2022 11/7/2030 1160 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1279 Flo Jo SWD 6/15/2022 12/14/2023 1161 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1063 Bluecrest Hansen Facility 7/1/2022 6/30/2024 1162 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1323 Whiptail DJR A35 9/1/2022 3/31/2024 1163 Capstone Green Energy Corporation Horizon Power Systems US FPP SVS886 Jordan River Temple 2/21/2023 2/20/2028 1164 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1368 Whiptail Nageezi P09 3/31/2023 10/30/2024 1165 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1369 Whiptail Nageezi G35 3/31/2023 10/30/2024 1166 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1383 BTWU M11 4/3/2023 11/2/2024 1167 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1387 BTWU I10 4/30/2023 10/30/2024 1168 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1388 BTWU N15 4/30/2023 10/30/2024 1169 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1386 Nageezi H33 4/30/2023 10/30/2024 1170 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1384 BTWU I10 4/30/2023 10/30/2024 1171 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1385 Nageezi P09 4/30/2023 10/30/2024 1172 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1389 North Alamito L29 2307 4/30/2023 10/30/2024 1173 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1390 North Alamito D29 2307 4/30/2023 10/30/2024 1174 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1370 Whiptail North Alamito N17 7/5/2023 1/4/2025 1175 Capstone Green Energy Corporation Horizon Power Systems US FPP RSS1405 Whiptail North Alamito A19 2307 7/30/2023 1/29/2025 1176 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts C1000S,HPNG,DM,UL,PSE 7/22/2020 8/31/2025 1177 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 1000S-HD4-BU00A000 6/1/2019 6/30/2024 1178 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/28/2022 11/14/2024 1179 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/28/2022 11/14/2024 1180 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/28/2022 11/14/2024 1181 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/28/2022 9/30/2024 1182 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/28/2022 9/30/2024 1183 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/28/2022 9/9/2024 1184 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/29/2022 11/30/2024 1185 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 11/29/2022 11/30/2024 1186 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 7/13/2022 3/31/2024 1187 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts C65,HPNG,DM,INDPKG,UL 3/17/2022 12/15/2023 1188 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts C65,HPNG,DM,INDPKG,UL 3/17/2022 12/15/2023 1189 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts C65,HPNG,DM,INDPKG,UL 3/17/2022 12/15/2023 1190 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts C65,HPNG,DM,INDPKG,UL 3/17/2022 12/15/2023 1191 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts C65,HPNG,DM,INDPKG,UL 3/17/2022 12/15/2023 1192 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 7/13/2022 3/31/2024 1193 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 10/25/2022 6/30/2024 1194 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 10/25/2022 6/30/2024 1195 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 10/25/2022 6/30/2024 1196 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 10/25/2022 6/30/2024 1197 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 12/9/2022 6/15/2023 1198 Capstone Green Energy Corporation Horizon Power Systems US Rental Contracts 65R-HD4-BU00 10/25/2022 1/29/2025 1199 Capstone Green Energy Corporation Horizon Power Systems US/CANADA Partner Agreements Distributor Agreement 5/5/2020 5/4/2023 1200 Capstone Green Energy Corporation HORIZONS INCORPORATED Purchase Orders 74330; NAMEPLATE, METAL, CPST MODEL SERIES 9/20/2023 N/A 1201 Capstone Green Energy Corporation Hottingger Bruel & Kjaer Inc IT Xfracas: QM/Field Service incident tracking system 1/1/2002 N/A 1202 Capstone Green Energy Corporation I COM TECH, INC. Purchase Orders 74066; CONVERTER, SERIAL-ETHERNET, 2 DB9 INPUT 6/28/2023 N/A 1203 Capstone Green Energy Corporation I COM TECH, INC. Purchase Orders 74176; CONVERTER, SERIAL-ETHERNET, 2 DB9 INPUT 8/4/2023 N/A 1204 Capstone Green Energy Corporation I COM TECH, INC. Purchase Orders 74032; MOXA MODBUS, MODEL #UC-2112-T-LX 6/21/2023 N/A 1205 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS971 WWTP Sesto San Giovanni 11/20/2018 11/19/2023 1206 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1009 Salumificio Bombieri 2/1/2019 1/31/2024 1207 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1007 DENSO 3/27/2019 3/26/2024 1208 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1028 Niagara 5/21/2019 5/20/2024 1209 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1064 Societa San Paolo 10/15/2019 10/14/2024 1210 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1058 La.So.Le. 10/19/2019 10/18/2024 1211 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1070 Salumificio Mottolini 11/8/2019 11/7/2024 1212 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS615 Tonno Castiglione 12/1/2019 11/30/2024 1213 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1084 Casa Protetta Badeschi 12/9/2019 12/8/2024 1214 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1092 WWTP Treviso 12/28/2019 12/27/2024 1215 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1081 Energetica - Cervinia 1/1/2020 12/31/2024 1216 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1088 MC2 Sport Way 1/1/2020 12/31/2024 20

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1217 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1096 Salumificio Mottolini 2 2/1/2020 1/31/2025 1218 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1100 Collegio San Carlo 2/3/2020 2/2/2025 1219 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1102 Olmo Giuseppe S.p.A. 3/1/2020 2/28/2025 1220 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS224 S72 - Salumificio Recla 5/2/2020 5/1/2025 1221 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1132 Universita di Genova 6/1/2020 5/31/2025 1222 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1134 WWTP Bergamo 6/4/2020 6/3/2025 1223 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1143 Palazzina Hitachi 7/1/2020 6/30/2025 1224 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1150 Furlotti 7/31/2020 7/30/2025 1225 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1151 Sea Risorse 8/1/2020 7/31/2025 1226 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS695 Surgital 9/26/2020 9/25/2025 1227 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1174 Carbonera 1/14/2021 1/13/2026 1228 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1180 Spiga Nord 2/24/2021 2/23/2026 1229 Capstone Green Energy Corporation IBT Connecting Energies GmbH FPP SVS1135 WWTP Carimate 3/7/2021 6/6/2025 1230 Capstone Green Energy Corporation IBT Connecting Energies GmbH Italy/Austria Partner Agreements Distributor Agreement 3/18/2022 3/17/2025 1231 Capstone Green Energy Corporation IBT EUROPE GmbH FPP SVS961 Barcellona Ambiente WWTP 10/1/2018 9/30/2023 1232 Capstone Green Energy Corporation IEC SPEI Ltd Other Engineering, Procurement and Construction Agreement 2/15/2022 N/A 1233 Capstone Green Energy Corporation IMPRO AEROTEK USA, INC Purchase Orders 69614; TURBINE NOZZLE CASTING (108%) 4/7/2021 N/A 1234 Capstone Green Energy Corporation INDUCTRON Purchase Orders 73079; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 11/22/2022 N/A 1235 Capstone Green Energy Corporation INDUCTRON Purchase Orders 73079; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 11/22/2022 N/A 1236 Capstone Green Energy Corporation INDUCTRON Purchase Orders 73079; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 11/22/2022 N/A 1237 Capstone Green Energy Corporation INDUCTRON Purchase Orders 73079; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 11/22/2022 N/A 1238 Capstone Green Energy Corporation INDUCTRON Purchase Orders 74134; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 7/28/2023 N/A 1239 Capstone Green Energy Corporation INDUCTRON Purchase Orders 74134; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 7/28/2023 N/A 1240 Capstone Green Energy Corporation INDUCTRON Purchase Orders 74134; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 7/28/2023 N/A 1241 Capstone Green Energy Corporation INDUCTRON Purchase Orders 74134; INDUCTOR, COMM MODE FLTR ASSY,270µH,120A 7/28/2023 N/A 1242 Capstone Green Energy Corporation Ingenieria y Soluciones en Proyecto Partner Agreements Distributor Agreement 2/15/2022 2/14/2025 1243 Capstone Green Energy Corporation Innovative Energy Company Limited FPP SVS1252 Couples Tower Isle 7/12/2021 9/12/2023 1244 Capstone Green Energy Corporation Innovative Energy Company Limited FPP SVS1198 Hampden Estate 7/16/2021 7/15/2031 1245 Capstone Green Energy Corporation Innovative Energy Corp (Jamaica) Partner Agreements Distributor Agreement 3/10/2021 3/9/2024 1246 Capstone Green Energy Corporation Innovative Power Partner Agreements Distributor Agreement 2/5/2020 2/4/2023 1247 Capstone Green Energy Corporation Innovative Real Estate Investments Rental Contracts C600S,HPNG,DM,UL,C1KC 11/16/2021 1/7/2023 1248 Capstone Green Energy Corporation INSIGHT Purchase Orders 74259; MEDIA CONVERTER, 10 BASE-T/10 BASE-2 8/25/2023 N/A 1249 Capstone Green Energy Corporation INSIGHT Purchase Orders 74259; BRKT, CONVERTER, DIN RAIL MOUNT 8/25/2023 N/A 1250 Capstone Green Energy Corporation INSIGHT Purchase Orders 74259; BRKT, CONVERTER, DIN RAIL MOUNT 8/25/2023 N/A 1251 Capstone Green Energy Corporation INSIGHT Purchase Orders 74259; BRKT, CONVERTER, DIN RAIL MOUNT 8/25/2023 N/A 1252 Capstone Green Energy Corporation INSIGHT Purchase Orders 74259; ADAPTER, MEDIA CONVERTER, 10T/2 8/25/2023 N/A 1253 Capstone Green Energy Corporation Insight IT VOIP for landline telephones 1/1/2015 N/A 1254 Capstone Green Energy Corporation Insight IT Sophos: cybersecurity monitoring 1/1/2015 N/A 1255 Capstone Green Energy Corporation Intertec Instrumentation Inc. Purchase Orders 72181; HEATER, 200W, 110VAC, ATEX 6/1/2022 N/A 1256 Capstone Green Energy Corporation Intertec Instrumentation Inc. Purchase Orders 72181; THERMOSTAT, 40C, 10A 6/1/2022 N/A 1257 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 74073; CABA, W116, BCM TO BPM PM/FAN, C60 LIP 6/29/2023 N/A 1258 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 74073; CABA, W116, BCM TO BPM PM/FAN, C60 LIP 6/29/2023 N/A 1259 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 74073; CABA, W116, BCM TO BPM PM/FAN, C60 LIP 6/29/2023 N/A 1260 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 74073; CABA, W116, BCM TO BPM PM/FAN, C60 LIP 6/29/2023 N/A 1261 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 73907; CABA, C60, BATTERY THERMISTOR, ASSY 5/23/2023 N/A 1262 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 73907; CABA, C60, BATTERY THERMISTOR, ASSY 5/23/2023 N/A 1263 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 73907; CABA, C60, BATTERY THERMISTOR, ASSY 5/23/2023 N/A 1264 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 74036; KIT, CABA, C200S/C65 BATTERY PACK 6/21/2023 N/A 1265 Capstone Green Energy Corporation IREX GROUP LTD Purchase Orders 74036; KIT, CABA, C200S/C65 BATTERY PACK 6/21/2023 N/A 1266 Capstone Green Energy Corporation Iron Mountain IT Off-site data and document storage 1/1/2017 N/A 1267 Capstone Green Energy Corporation ISI Mustang/MDNTec Partner Agreements Distributor Agreement 10/18/2022 10/17/2025 1268 Capstone Green Energy Corporation IVITAS Green Power a.s. FPP SVS1266 TAW 2/1/2022 1/31/2032 1269 Capstone Green Energy Corporation Ivitas Green Power a.s. Partner Agreements National Account Agreement 4/14/2021 4/13/2024 1270 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 74028; #1 BEARING SUPPORT-MACHINED 6/21/2023 N/A 1271 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 74209; TURBINE NOZZLE - MACHINED (107%), REMAN 8/11/2023 N/A 1272 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 74209; TURBINE NOZZLE - MACHINED (111%), REMAN 8/11/2023 N/A 1273 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 74209; TURBINE NOZZLE, MACHINED (107%) - REMAN 8/11/2023 N/A 1274 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 74209; TURBINE NOZZLE, MACHINED (111%) - REMAN 8/11/2023 N/A 1275 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 302265; INDUCER, MACHINED 9/9/2022 N/A 1276 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 302265; INDUCER, MACHINED 9/9/2022 N/A 1277 Capstone Green Energy Corporation J & F MACHINE, INC. Purchase Orders 302265; INDUCER, MACHINED 9/9/2022 N/A 21

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1278 Capstone Green Energy Corporation JACON FASTENER & ELECTRONICS Purchase Orders 74189; STUD, THREADED, M6X25MM L 8/9/2023 N/A 1279 Capstone Green Energy Corporation JACON FASTENER & ELECTRONICS Purchase Orders 73996; STANDOFF, INSULATED, M6-1.0 MM X 25 MM 6/14/2023 N/A 1280 Capstone Green Energy Corporation JACON FASTENER & ELECTRONICS Purchase Orders 74257; GENERATOR COOLING HOSE 4" SILICONE,C1000 8/25/2023 N/A 1281 Capstone Green Energy Corporation Juric, John Employees Employment Agreement 3/6/2023 N/A 1282 Capstone Green Energy Corporation Juric, John Employees Change in Control Agreement 3/6/2023 N/A 1283 Capstone Green Energy Corporation Kanamoto Ltd. FPP SVS770 AIZAK 6/1/2016 5/31/2025 1284 Capstone Green Energy Corporation Kanamoto Ltd. FPP SVS1393 Biogas Power Plant 2/1/2023 1/31/2043 1285 Capstone Green Energy Corporation Kanamoto Ltd. Partner Agreements Distributor Agreement 6/11/2013 6/10/2016 1286 Capstone Green Energy Corporation Katten Muchin Rosenman LLP Professional Engagements Debtors' Counsel Engagement Agreement 8/14/2023 N/A 1287 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73622; EXCITER, 6SPS 3/7/2023 N/A 1288 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 74240; EXCITER, 6SPS 8/21/2023 N/A 1289 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73573; IGNITER, ELBOW INTEGRAL LEAD, C30/65 2/28/2023 N/A 1290 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73357; IGNITER, ELBOW INTEGRAL LEAD, C30/65 1/13/2023 N/A 1291 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73474; IGNITER, ELBOW INTEGRAL LEAD, C30/65 2/8/2023 N/A 1292 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73721; IGNITER, ELBOW INTEGRAL LEAD, C30/65 3/28/2023 N/A 1293 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 74241; IGNITER, ELBOW INTEGRAL LEAD, C30/65 8/21/2023 N/A 1294 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 74241; IGNITER, ELBOW INTEGRAL LEAD, C30/65 8/21/2023 N/A 1295 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73412; IGNITER,ELBOW INTEGRAL LEAD,C200,SHIMMED 1/24/2023 N/A 1296 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73242; IGNITER,ELBOW INTEGRAL LEAD,C200,SHIMMED 12/21/2022 N/A 1297 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73357; IGNITER,ELBOW INTEGRAL LEAD,C200,SHIMMED 1/13/2023 N/A 1298 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73573; IGNITER,ELBOW INTEGRAL LEAD,C200,SHIMMED 2/28/2023 N/A 1299 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73412; IGNITER,ELBOW INTEGRAL LEAD,C200,SHIMMED 1/24/2023 N/A 1300 Capstone Green Energy Corporation KCTG HOLDINGS LP Purchase Orders 73474; IGNITER,ELBOW INTEGRAL LEAD,C200,SHIMMED 2/8/2023 N/A 1301 Capstone Green Energy Corporation KDT Power Solutions Corp. Partner Agreements Sales Referral Agreement 3/9/2022 N/A 1302 Capstone Green Energy Corporation Kelan Technology Co., Ltd Partner Agreements Distributor Agreement 9/14/2022 9/13/2025 1303 Capstone Green Energy Corporation KELVION SP Z.O.O Purchase Orders 72882; HRM ASSY, STD ASME, C1000S FAMILY 10/14/2022 N/A 1304 Capstone Green Energy Corporation KELVION SP Z.O.O Purchase Orders 72882; HRM ASSY, STD ASME, C1000S FAMILY 10/14/2022 N/A 1305 Capstone Green Energy Corporation KELVION SP Z.O.O Purchase Orders 73597; HRM ASSY, STD ASME, C1000S FAMILY 3/2/2023 N/A 1306 Capstone Green Energy Corporation Klinger, Amy Employees Consulting Agreement 1/10/2022 1/9/2023 1307 Capstone Green Energy Corporation KPMG Professional Engagements Engagement Letter for Pricing Analysis 7/25/2023 N/A 1308 Capstone Green Energy Corporation KPMG LLP Professional Engagements Engagement Letter for Valuation Services 9/14/2023 N/A 1309 Capstone Green Energy Corporation Kroll Restructuring Administration LLC Professional Engagements Claims and Noticing Agent Engagement Agreement 9/5/2023 N/A 1310 Capstone Green Energy Corporation Kundu, Shubhasish Employees Consulting Agreement 4/1/2023 3/31/2024 1311 Capstone Green Energy Corporation Kuwait Institute for Scientific Res FPP SVS1069 KISR (FPP Bundle) 3/19/2019 3/18/2024 1312 Capstone Green Energy Corporation Laibach d.o.o. FPP SVS658 UKC Maribor 6/4/2015 6/3/2024 1313 Capstone Green Energy Corporation Laibach d.o.o. FPP SVS773 Fragmat TIM 6/27/2016 6/26/2025 1314 Capstone Green Energy Corporation Laibach d.o.o. FPP SVS914 Pocinkovalnica 2/1/2017 1/31/2025 1315 Capstone Green Energy Corporation Laibach d.o.o. FPP SVS1091 PGD Ptuj 12/31/2019 12/30/2023 1316 Capstone Green Energy Corporation Laibach d.o.o. FPP SVS1230 KO-SI 2 9/30/2021 9/29/2031 1317 Capstone Green Energy Corporation Laibach d.o.o. FPP SVS1231 KO-SI 1 9/30/2021 9/29/2031 1318 Capstone Green Energy Corporation Laibach d.o.o. FPP SVS1245 Puconci 1 12/15/2021 12/14/2031 1319 Capstone Green Energy Corporation Laibach d.o.o. Partner Agreements Distributor Agreement 3/14/2023 3/13/2026 1320 Capstone Green Energy Corporation Leedo Enterprises Inc FPP RSS1291 Yerba/Tregg 5/30/2022 5/29/2025 1321 Capstone Green Energy Corporation LJ KAI BLOCKER INC Purchase Orders 74295; Actuator (ICHP) 9/7/2023 N/A 1322 Capstone Green Energy Corporation LMG/Luming Inteligencia Energetica Partner Agreements Distributor Agreement 10/10/2018 10/9/2021 1323 Capstone Green Energy Corporation Lone Star Power Solutions Equipment Leases Equipment lease for C600 turbine 4/1/2022 11/20/2025 1324 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP SVS775 El Dorado Central Plant 8/1/2018 7/31/2025 1325 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP SVS904 Chilton Hospital 8/1/2018 1/9/2027 1326 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP SVS1027 Anadarko 5/1/2019 4/30/2024 1327 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP SVS1000 EFS Midstream 6/1/2020 3/31/2024 1328 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP SVS271 US Customs and Border Protection 6/14/2020 10/7/2023 1329 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP SVS1181 Intel Processing 9/16/2020 9/15/2030 1330 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP SVS1315 St. John Paul II Catholic High S 11/18/2020 11/17/2030 1331 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1209 Obrian State Pad 7/1/2022 6/30/2024 1332 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1355 Double Eagle Triple Nail 12/13/2022 12/12/2024 1333 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1303 Ovintiv ACL 4/30/2023 4/29/2026 1334 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1099 PetroLegacy ACL 4/30/2023 4/29/2026 1335 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1225 Ovintiv El Rancho 5/1/2023 4/30/2026 1336 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1202 Petro Legacy El Rancho 5/8/2023 5/7/2026 1337 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1401 Double Eagle Triple Nail 5/9/2023 5/8/2026 1338 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1294 Double Eagle Triple Nail 6/15/2023 6/14/2024 22

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1339 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1404 Double Eagle Triple Nail 6/23/2023 6/22/2026 1340 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1403 Double Eagle Prime 6/23/2023 6/19/2026 1341 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1414 Double Eagle Triple Nail 8/1/2023 7/31/2026 1342 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1413 Double Eagle Prime 8/18/2023 8/17/2026 1343 Capstone Green Energy Corporation Lone Star Power Solutions, LLC FPP RSS1409 Ovintiv 10/3/2023 4/2/2024 1344 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Partner Agreements Distributor Agreement 7/14/2023 7/13/2029 1345 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00 2/8/2023 4/2/2026 1346 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00 1/25/2023 2/21/2026 1347 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 800S-HD4-BU00 2/23/2023 4/23/2026 1348 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00-A000 8/15/2022 8/31/2023 1349 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 600S-HD4-BU00A000 1/25/2023 2/21/2026 1350 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 600S-HD4-BU00 5/30/2023 11/30/2023 1351 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts C65,HPSG,DM,INDPKG,UL 6/27/2022 6/30/2024 1352 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00 2/9/2023 4/26/2026 1353 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00 2/9/2023 4/26/2026 1354 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 800S-SD4-BU00-A000 11/21/2022 10/1/2024 1355 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00 2/8/2023 4/2/2026 1356 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00 2/8/2023 4/2/2026 1357 Capstone Green Energy Corporation Lone Star Power Solutions, LLC Rental Contracts 1000S-HD4-BU00 8/2/2023 2/2/2024 1358 Capstone Green Energy Corporation Madamba, Marvin Employees Consulting Agreement 6/1/2023 5/31/2024 1359 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; INDUCTOR, BCM/SA 705µH 22ARMS, 160APK 9/12/2022 N/A 1360 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 73674; INDUCTOR, BCM/SA 705µH 22ARMS, 160APK 3/20/2023 N/A 1361 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 73674; INDUCTOR, BCM/SA 705µH 22ARMS, 160APK 3/20/2023 N/A 1362 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74215; INDUCTOR, BCM/SA 705µH 22ARMS, 160APK 8/15/2023 N/A 1363 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74215; INDUCTOR, BCM/SA 705µH 22ARMS, 160APK 8/15/2023 N/A 1364 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74215; INDUCTOR, BCM/SA 705µH 22ARMS, 160APK 8/15/2023 N/A 1365 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 GCM,25UH,315ARMS,1KAPK,1KHZ 9/12/2022 N/A 1366 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 GCM,25UH,315ARMS,1KAPK,1KHZ 9/12/2022 N/A 1367 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 LCM165UH,326A,950APK 9/12/2022 N/A 1368 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 LCM165UH,326A,950APK 9/12/2022 N/A 1369 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 LCM165UH,326A,950APK 9/12/2022 N/A 1370 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 LCM165UH,326A,950APK 9/12/2022 N/A 1371 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 LCM BLCK,40UH,326A,692APK 9/12/2022 N/A 1372 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 LCM BLCK,40UH,326A,692APK 9/12/2022 N/A 1373 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 LCM BLCK,40UH,326A,692APK 9/12/2022 N/A 1374 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74218; IND,C200 LCM BLCK,40UH,326A,692APK 8/15/2023 N/A 1375 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74218; IND,C200 LCM BLCK,40UH,326A,692APK 8/15/2023 N/A 1376 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74218; IND,C200 LCM BLCK,40UH,326A,692APK 8/15/2023 N/A 1377 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74218; IND,C200 LCM BLCK,40UH,326A,692APK 8/15/2023 N/A 1378 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 74218; IND,C200 LCM BLCK,40UH,326A,692APK 8/15/2023 N/A 1379 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 GCM,18.5UH,315ARMS,1KAPK,1KHZ 9/12/2022 N/A 1380 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 GCM,18.5UH,315ARMS,1KAPK,1KHZ 9/12/2022 N/A 1381 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 72715; IND,C200 GCM,31.5UH,315ARMS,1KAPK,1KHZ 9/12/2022 N/A 1382 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 73674; IND,C200 GCM,31.5UH,315ARMS,1KAPK,1KHZ 3/20/2023 N/A 1383 Capstone Green Energy Corporation MAGICALL, INC Purchase Orders 73674; IND,C200 GCM,31.5UH,315ARMS,1KAPK,1KHZ 3/20/2023 N/A 1384 Capstone Green Energy Corporation Marcum LLP Professional Engagements Engagement Letter for audit services 4/13/2023 N/A 1385 Capstone Green Energy Corporation Mark Enterprise IT Checkpoint: enterprise firewall and VPN 1/1/2015 N/A 1386 Capstone Green Energy Corporation Master Electronics Purchase Orders 72184; SOCKET,RELAY-RH,SPDT,300V,10A,DIN-RAIL 6/1/2022 N/A 1387 Capstone Green Energy Corporation Master Electronics Purchase Orders 73911; 4 PHASE CONNECTOR 5/24/2023 N/A 1388 Capstone Green Energy Corporation Master Electronics Purchase Orders 73999; 4 PHASE CONNECTOR 6/15/2023 N/A 1389 Capstone Green Energy Corporation Master Electronics Purchase Orders 73999; 4 PHASE CONNECTOR 6/15/2023 N/A 1390 Capstone Green Energy Corporation Master Electronics Purchase Orders 73999; 4 PHASE CONNECTOR 6/15/2023 N/A 1391 Capstone Green Energy Corporation Master Electronics Purchase Orders 73388; HOLDER, FUSE, 2P,30A,600V 1½ X 13/32 PNL 1/19/2023 N/A 1392 Capstone Green Energy Corporation Master Electronics Purchase Orders 73960; HOLDER, FUSE, 2P,30A,600V 1½ X 13/32 PNL 6/7/2023 N/A 1393 Capstone Green Energy Corporation Master Electronics Purchase Orders 74336; HOLDER, FUSE, 2P,30A,600V 1½ X 13/32 PNL 9/21/2023 N/A 1394 Capstone Green Energy Corporation Master Electronics Purchase Orders 74336; FUSE, 15A, 600V, 1-1/2 X 13/32, LOW I2T 9/21/2023 N/A 1395 Capstone Green Energy Corporation Master Electronics Purchase Orders 73999; CKT BREAKER 25A, 4P, mini MCB S200 6/15/2023 N/A 1396 Capstone Green Energy Corporation Master Electronics Purchase Orders 73999; CKT BREAKER 25A, 4P, mini MCB S200 6/15/2023 N/A 1397 Capstone Green Energy Corporation Master Electronics Purchase Orders 74287; DUCT, WIRING, 2.75W x 3.12H x 20L 9/6/2023 N/A 1398 Capstone Green Energy Corporation MAUDLIN & SON MFG CO Purchase Orders 74327; SHIM, POWERHEAD - 0.20 MM THICK 9/20/2023 N/A 1399 Capstone Green Energy Corporation MAUDLIN & SON MFG CO Purchase Orders 74327; SHIM, POWERHEAD - 0.40 MM THICK 9/20/2023 N/A 23

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1400 Capstone Green Energy Corporation MAUDLIN & SON MFG CO Purchase Orders 74351; SHIM, POWERHEAD, 0.008" 9/25/2023 N/A 1401 Capstone Green Energy Corporation McMASTER CARR Purchase Orders 74338; O-RING, .139" X 12.984" X 13.262" 9/21/2023 N/A 1402 Capstone Green Energy Corporation McMASTER CARR Purchase Orders 74338; HOSE NIPPLE, 2" NPT-2" HOSE, ALUM 9/21/2023 N/A 1403 Capstone Green Energy Corporation McMASTER CARR Purchase Orders 74338; TUBE ADAPTER 1/8" ID TUBE X 1/8" MPT 9/21/2023 N/A 1404 Capstone Green Energy Corporation McMASTER CARR Purchase Orders 74338; FTG, TEE, 2 FNPT, ALUM 9/21/2023 N/A 1405 Capstone Green Energy Corporation McMASTER CARR Purchase Orders 74338; FTG, PLUG, SQ HEAD, 2" MNPT, SS 9/21/2023 N/A 1406 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74161; ENGINE FRAME ASSY, C65 8/2/2023 N/A 1407 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74305; COVER, JUNCTION BOX 9/11/2023 N/A 1408 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; ENCL, COVER, JAM UCB, ELECTRONICS 9/27/2022 N/A 1409 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; ENCL, COVER, JAM UCB, ELECTRONICS 9/27/2022 N/A 1410 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; ENCL, COVER, JAM UCB, ELECTRONICS 9/27/2022 N/A 1411 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74074; PLATE, PRE-CHARGE PCBA, C60 6/29/2023 N/A 1412 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302269; ENCLOSURE - UCB, C60 LIP 9/27/2022 N/A 1413 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302269; ENCLOSURE - UCB, C60 LIP 9/27/2022 N/A 1414 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; COVER - AC, C60 UCB 9/27/2022 N/A 1415 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; COVER - AC, C60 UCB 9/27/2022 N/A 1416 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302301; SHROUD ASSEMBLY, INLET, C65 5/11/2023 N/A 1417 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302301; SHROUD ASSEMBLY, INLET, C65 5/11/2023 N/A 1418 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302304; COVER, PROTECTIVE, PRE-CHARGE PCBA 7/18/2023 N/A 1419 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302304; COVER, PROTECTIVE, PRE-CHARGE PCBA 7/18/2023 N/A 1420 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74092; PANEL ASSY, SIDE, UPPER, RIGHT - C65 7/10/2023 N/A 1421 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; BRACKET, MANIFOLD, C65 NG 9/27/2022 N/A 1422 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; BRACKET, MANIFOLD, C65 NG 9/27/2022 N/A 1423 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; BRACKET, MANIFOLD, C65 NG 9/27/2022 N/A 1424 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302305; CLAMP ASSY, EXHAUST STACK 7/18/2023 N/A 1425 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; PLATE, MTG, WW VALVE & CONTROLLER 9/27/2022 N/A 1426 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; PLATE, MTG, WW VALVE & CONTROLLER 9/27/2022 N/A 1427 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74105; RETAINER, CLIP, DUMP VALVE 7/19/2023 N/A 1428 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; BRKT ASSY, WOODWARD VALVE, C60 9/27/2022 N/A 1429 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; BRKT ASSY, WOODWARD VALVE, C60 9/27/2022 N/A 1430 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302238; INLET SHROUD ASSEMBLY 5/16/2022 N/A 1431 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302238; INLET SHROUD ASSEMBLY 5/16/2022 N/A 1432 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74297; TUBE ASSY, GENERATOR LEAD 9/8/2023 N/A 1433 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302270; ASSY,BRACKET,TRANSFORMER PRE-CHARGE 9/27/2022 N/A 1434 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302270; ASSY,BRACKET,TRANSFORMER PRE-CHARGE 9/27/2022 N/A 1435 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74244; FUEL ON PLATE ASSY, C1000 8/21/2023 N/A 1436 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74305; COVER, FCB, 1000 9/11/2023 N/A 1437 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74305; COVER, FCB, 1000 9/11/2023 N/A 1438 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74298; HP MOUNTING BRACKET ASSY, 1000 9/8/2023 N/A 1439 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74298; HP MOUNTING BRACKET ASSY, 1000 9/8/2023 N/A 1440 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; PLATE, BLANKING, BCM, C1000 8/30/2023 N/A 1441 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; PLATE, BLANKING, BCM, C1000 8/30/2023 N/A 1442 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74305; COVER, TERMINAL BLOCK, C1000 9/11/2023 N/A 1443 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74305; COVER, TERMINAL BLOCK, C1000 9/11/2023 N/A 1444 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74305; COVER, TERMINAL BLOCK, C1000 9/11/2023 N/A 1445 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 72824; COVER, UCB, AC 9/30/2022 N/A 1446 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73176; ENCLOSURE, MODIFIED, HEAT TRACE CONTROLL 12/12/2022 N/A 1447 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74109; BRACKET, BULB, THERMOSTAT 7/19/2023 N/A 1448 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74299; BRACKET, EXCITER, C65 9/8/2023 N/A 1449 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302306; LCM/GCM CABLE HANGER ASSY, U-BOLT, C1000 7/21/2023 N/A 1450 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302306; LCM/GCM CABLE HANGER ASSY, U-BOLT, C1000 7/21/2023 N/A 1451 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302306; LCM/GCM CABLE HANGER ASSY, U-BOLT, C1000 7/21/2023 N/A 1452 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74296; CLC INTERFACE BOX, MODIFIED 9/7/2023 N/A 1453 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74296; CLC INTERFACE BOX, MODIFIED 9/7/2023 N/A 1454 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74296; CLC INTERFACE BOX, MODIFIED 9/7/2023 N/A 1455 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74296; BACK PANEL, MODIFIED 9/7/2023 N/A 1456 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74296; BACK PANEL, MODIFIED 9/7/2023 N/A 1457 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302270; BRACKET ASSY, AIR SHROUD, GCM C1000 9/27/2022 N/A 1458 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; BRACKET ASSY, AIR SHROUD, LCM C1000 8/30/2023 N/A 1459 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; BRACKET ASSY, AIR SHROUD, LCM C1000 8/30/2023 N/A 1460 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; BRACKET ASSY, AIR SHROUD, LCM C1000 8/30/2023 N/A 24

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1461 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; BRACKET ASSY, AIR SHROUD, LCM C1000 8/30/2023 N/A 1462 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302312; EXHAUST OUTLET ASSEMBLY 9/11/2023 N/A 1463 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302312; EXHAUST OUTLET ASSEMBLY 9/11/2023 N/A 1464 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302312; EXHAUST OUTLET ASSEMBLY 9/11/2023 N/A 1465 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1466 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1467 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1468 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1469 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1470 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1471 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1472 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1473 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1474 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74061; PLENUM, EXHAUST DUCT ASSY 6/28/2023 N/A 1475 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302272; MICROTURBINE RACK ASSEMBLY 9/29/2022 N/A 1476 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302272; MICROTURBINE RACK ASSEMBLY 9/29/2022 N/A 1477 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 72364; MICROTURBINE RACK ASSEMBLY 7/8/2022 N/A 1478 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73239; MICROTURBINE RACK ASSEMBLY 12/21/2022 N/A 1479 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74268; MTG BRKT, 3 TERMINAL BLOCKS 8/29/2023 N/A 1480 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74268; MTG BRKT, 3 TERMINAL BLOCKS 8/29/2023 N/A 1481 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74268; MTG BRKT, 2 TERMINAL BLOCKS 8/29/2023 N/A 1482 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; RING, GLV STEEL, 10.98 ID, 0.845, 14GA 9/27/2022 N/A 1483 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302268; RING, GLV STEEL, 10.98 ID, 0.845, 14GA 9/27/2022 N/A 1484 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; GCM/LCM ICB PCB MOUNT 8/30/2023 N/A 1485 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74272; EXHAUST COVER, SHIPPING KIT, C1000S 8/30/2023 N/A 1486 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302304; EXHAUST COVER, SHIPPING KIT, C1000S 7/18/2023 N/A 1487 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73863; BRACKET, SHUTOFF VALVE, C65 LPG 5/8/2023 N/A 1488 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73863; BRACKET, SHUTOFF VALVE, C65 LPG 5/8/2023 N/A 1489 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73240; KIT, SHEET METAL, LCM, C200 12/21/2022 N/A 1490 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 74318; KIT, SHEET METAL, LCM, C200 9/15/2023 N/A 1491 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302302; KIT, SHEET METAL, GCM, C200, S SERIES 5/12/2023 N/A 1492 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302243; KIT, BCM ENCLOSURE SHEET METAL 6/8/2022 N/A 1493 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302273; KIT, BCM ENCLOSURE SHEET METAL 9/29/2022 N/A 1494 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73781; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/12/2023 N/A 1495 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73781; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/12/2023 N/A 1496 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73781; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/12/2023 N/A 1497 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73781; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/12/2023 N/A 1498 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 73781; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/12/2023 N/A 1499 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302298; KIT, C1000, SCM, S SERIES, SHEET METAL 4/18/2023 N/A 1500 Capstone Green Energy Corporation MEGNA PRECISION SHEET METAL Purchase Orders 302298; KIT, C1000, SCM, S SERIES, SHEET METAL 4/18/2023 N/A 1501 Capstone Green Energy Corporation MERSEN USA EP CORP Purchase Orders 74137; HEATSINK, RFC CONTROLLER 7/28/2023 N/A 1502 Capstone Green Energy Corporation MERSEN USA EP CORP Purchase Orders 73271; SURGE SUPPRESSOR, 480V, 3L + N 12/27/2022 N/A 1503 Capstone Green Energy Corporation MERSEN USA EP CORP Purchase Orders 73271; SURGE SUPPRESSOR, 480V, 3L + N 12/27/2022 N/A 1504 Capstone Green Energy Corporation MERSEN USA EP CORP Purchase Orders 73271; SURGE SUPPRESSOR, 480V, 3L + N 12/27/2022 N/A 1505 Capstone Green Energy Corporation MESH MASTERS Purchase Orders 74319; FILTER -12,IN-LINE,316 SS, TUBLS FLR FTG 9/15/2023 N/A 1506 Capstone Green Energy Corporation MESH MASTERS Purchase Orders 74319; FILTER -12,IN-LINE,316 SS, TUBLS FLR FTG 9/15/2023 N/A 1507 Capstone Green Energy Corporation MESH MASTERS Purchase Orders 74319; FILTER -12,IN-LINE,316 SS, TUBLS FLR FTG 9/15/2023 N/A 1508 Capstone Green Energy Corporation MICROCHIP USA, LLC. Purchase Orders 74345; IC, FLASH,256KX16,AM29F400,SOIC44_525-50 9/22/2023 N/A 1509 Capstone Green Energy Corporation MICROCHIP USA, LLC. Purchase Orders 74345; IC, HIGH-SIDE DRIVER, 36V, TRIPLE 9/22/2023 N/A 1510 Capstone Green Energy Corporation MICROCHIP USA, LLC. Purchase Orders 74345; IC,OPTOCUPLR,DUAL IF1MA,55V/50MA DIP8,LF 9/22/2023 N/A 1511 Capstone Green Energy Corporation MICROCHIP USA, LLC. Purchase Orders 74345; IC, TRANSCEIVER, ETHERNET, 10 BASE 2 9/22/2023 N/A 1512 Capstone Green Energy Corporation Micropower Europe SL FPP SVS225 Edar del Terri 11/4/2015 11/3/2023 1513 Capstone Green Energy Corporation Micropower Europe SL FPP SVS741 Edari Estrella Levante 3/9/2016 3/8/2025 1514 Capstone Green Energy Corporation Micropower Europe SL FPP SVS760 Edar Adeje Arona 3/28/2016 3/27/2025 1515 Capstone Green Energy Corporation Micropower Europe SL FPP SVS793 EDAR de Sitges 6/23/2016 6/22/2026 1516 Capstone Green Energy Corporation Micropower Europe SL FPP SVS724 Contagas 8/1/2016 4/30/2024 1517 Capstone Green Energy Corporation Micropower Europe SL FPP SVS782 GERMIPLANTA 9/14/2016 9/13/2025 1518 Capstone Green Energy Corporation Micropower Europe SL FPP SVS934 EDARI Estrella Levante 2 5/25/2018 5/24/2027 1519 Capstone Green Energy Corporation Micropower Europe SL FPP SVS163 Edar De Rubi 1/31/2019 1/30/2024 1520 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1059 Edar La Hoya 2/6/2019 2/5/2024 1521 Capstone Green Energy Corporation Micropower Europe SL FPP SVS916 Edar de Mataro 2/21/2019 2/20/2027 25

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1522 Capstone Green Energy Corporation Micropower Europe SL FPP SVS608 Edar Abrera 10/1/2019 9/30/2024 1523 Capstone Green Energy Corporation Micropower Europe SL FPP SVS609 Edar Igualada 10/1/2019 9/30/2024 1524 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1071 Edar Pineda 12/26/2019 12/25/2029 1525 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1115 Edar Arroyo Quinones 4/17/2020 4/16/2025 1526 Capstone Green Energy Corporation Micropower Europe SL FPP SVS664 Edar de Rubi 2 5/1/2020 4/30/2025 1527 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1124 Edar Arriandi 5/13/2020 5/12/2030 1528 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1129 EDAR Boadilla 5/28/2020 5/27/2025 1529 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1145 Edar Lloret de mar 6/28/2020 6/27/2025 1530 Capstone Green Energy Corporation Micropower Europe SL FPP SVS665 Edar de Paterna 3 7/1/2020 6/30/2025 1531 Capstone Green Energy Corporation Micropower Europe SL FPP SVS332 EDAR de Blanes 10/15/2020 10/14/2025 1532 Capstone Green Energy Corporation Micropower Europe SL FPP SVS740 Edar Vallbona 3/9/2021 3/8/2026 1533 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1193 Tubofuro 5/24/2021 5/23/2026 1534 Capstone Green Energy Corporation Micropower Europe SL FPP SVS331 DUET Rubi Gym 6/1/2021 5/31/2031 1535 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1229 Edari Heineken 9/14/2021 9/13/2031 1536 Capstone Green Energy Corporation Micropower Europe SL FPP SVS422 Las Dehesas 4/1/2022 3/31/2027 1537 Capstone Green Energy Corporation Micropower Europe SL FPP SVS851 EDAR de Terrassa 5/9/2022 5/8/2027 1538 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1325 Edar de Palamos 7/15/2022 7/14/2032 1539 Capstone Green Energy Corporation Micropower Europe SL FPP SVS399 Edar de Utiel 9/4/2022 9/3/2027 1540 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1095 Tinamar 10/7/2022 12/29/2029 1541 Capstone Green Energy Corporation Micropower Europe SL FPP SVS1361 Edar Vilafranca 12/30/2022 12/29/2027 1542 Capstone Green Energy Corporation Micropower Europe SL Partner Agreements Distributor Agreement 4/5/2023 4/4/2026 1543 Capstone Green Energy Corporation Microturbine Power (MTP) Partner Agreements Distributor Agreement 9/12/2019 9/11/2022 1544 Capstone Green Energy Corporation MITSUBISHI ELECTRIC Purchase Orders 73646; IGBT, IPM, 1PH INV, 200A 1200V, POWEREX 3/15/2023 N/A 1545 Capstone Green Energy Corporation MITSUBISHI ELECTRIC Purchase Orders 74046; IGBT, IPM, 1PH INV, 200A 1200V, POWEREX 6/23/2023 N/A 1546 Capstone Green Energy Corporation MONO ENGINEERING Purchase Orders 73548; TIE BOLT, BLIND, GENERATOR 2/22/2023 N/A 1547 Capstone Green Energy Corporation MONO ENGINEERING Purchase Orders 73548; TIE BOLT, BLIND, GENERATOR 2/22/2023 N/A 1548 Capstone Green Energy Corporation MONO ENGINEERING Purchase Orders 72482; WHEEL, TURBINE, MACHINED,C30 7/25/2022 N/A 1549 Capstone Green Energy Corporation MONO ENGINEERING Purchase Orders 73459; WHEEL, TURBINE, MACHINED,C30 2/3/2023 N/A 1550 Capstone Green Energy Corporation MONO ENGINEERING Purchase Orders 74356; GASKET, FUEL INJECTOR, NICKEL 9/26/2023 N/A 1551 Capstone Green Energy Corporation MOUSER ELECTRONICS Purchase Orders 73065; FAN, 24V DC 11/18/2022 N/A 1552 Capstone Green Energy Corporation MOUSER ELECTRONICS Purchase Orders 73475; FAN, 24V DC 2/8/2023 N/A 1553 Capstone Green Energy Corporation MOUSER ELECTRONICS Purchase Orders 73528; FAN, 24V DC 2/16/2023 N/A 1554 Capstone Green Energy Corporation MOUSER ELECTRONICS Purchase Orders 73732; FAN, 24V DC 3/30/2023 N/A 1555 Capstone Green Energy Corporation Multiphase Oil & Gas Co., Ltd Partner Agreements Distributor Agreement 4/17/2023 4/16/2026 1556 Capstone Green Energy Corporation N&N Agriculture Operating Leases C600; 8/1/2023 1/31/2029 1557 Capstone Green Energy Corporation NATIONAL OUT OF HOME MESSAGING SYST Purchase Orders 73961; SHIPPING,BAG C1000 30'L x 9'2" H x 8'W 6/7/2023 N/A 1558 Capstone Green Energy Corporation NATIONAL OUT OF HOME MESSAGING SYST Purchase Orders 73933; SHIPPING BAG C200 8'5"L x 9'2"H x 8'W 6/1/2023 N/A 1559 Capstone Green Energy Corporation Ndoye, Gorgui Employees Commission Agreement 8/17/2023 N/A 1560 Capstone Green Energy Corporation OHMITE HOLDING LLC Purchase Orders 73575; BCM Precharge Resistor C6X 2/28/2023 N/A 1561 Capstone Green Energy Corporation OHMITE HOLDING LLC Purchase Orders 73390; RES, 2R2, 5%,45W,870J,3",VRT,#10-32,CERM 1/19/2023 N/A 1562 Capstone Green Energy Corporation Oil-Free Machinery Employees Consulting Agreement 1/2/2023 3/31/2024 1563 Capstone Green Energy Corporation OpenEGrid Purchase Orders 73828; GATEWAY, G-BIT LAN, WI-FI, OUTDOOR 4/26/2023 N/A 1564 Capstone Green Energy Corporation OpenSesame HR Online Training Subscription unknown N/A 1565 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS575 State Trustees Footscray 6/1/2014 5/31/2024 1566 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS631 Aqualink Box Hill 1/1/2015 12/31/2023 1567 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS663 D'Vine Ripe 7/1/2015 6/30/2024 1568 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS677 Planetshakers 7/1/2015 6/30/2024 1569 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS678 Sunshine Leisure Centre 7/9/2015 7/8/2030 1570 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS737 Thomastown Recreation & Aquatic 3/1/2016 11/30/2028 1571 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS780 Lynden Aged Care 8/16/2016 8/15/2025 1572 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS849 Richmond Recreation Centre 5/10/2017 7/9/2024 1573 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS791 Aquamoves Shepparton 9/2/2017 4/10/2026 1574 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS981 Linked Services 1/25/2019 1/24/2024 1575 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS554 Riverlee 8/1/2019 7/31/2024 1576 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS594 Collins Square Tower 3 8/1/2019 7/31/2024 1577 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS595 Goods Shed South 8/1/2019 7/31/2024 1578 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS605 Queensland Emergency Response Cen 10/1/2019 9/30/2024 1579 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS617 Goods Shed North 12/1/2019 11/30/2024 1580 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1083 Western Power 12/6/2019 12/5/2024 1581 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1136 447 Collins Street 4/13/2020 4/12/2025 1582 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1116 Hopkins Correctional Centre 4/28/2020 2/21/2037 26

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1583 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1128 DEPI 6/1/2020 5/31/2025 1584 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS596 Triptych Apartments 9/22/2020 9/21/2025 1585 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1117 Club Jubilee 11/1/2020 10/31/2030 1586 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1166 Australia 108 11/2/2020 11/1/2025 1587 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1167 Santos Tarabat 11/18/2020 11/17/2025 1588 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS655 CSIRO 12/1/2020 11/30/2025 1589 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS729 Wangaratta Indoor Sports & Aquati 2/1/2021 1/31/2026 1590 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1178 80 Collins Street 2/20/2021 2/19/2026 1591 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1155 Fiji Water 4/1/2021 3/31/2025 1592 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS747 Cessnock WWTW 4/8/2021 4/7/2026 1593 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1195 AGL Wallumbilla 6/7/2021 6/6/2026 1594 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS766 Bairnsdale Aquatic & Recreation 6/14/2021 6/13/2026 1595 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1191 Surbiton Park Recyled Water Park 6/28/2021 6/27/2031 1596 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS590 Hard Chrome Engineering 1 9/1/2021 7/31/2024 1597 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS810 City of Sydney 9/20/2021 12/31/2030 1598 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1349 Hindmarsh Conservatory Apartment 1/19/2022 1/18/2032 1599 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1114 Shore School 3/17/2022 3/16/2026 1600 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS860 Frankston Aquatic Centre 5/18/2022 5/17/2027 1601 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1313 Costa TX Guyra 6/3/2022 6/2/2032 1602 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1356 Jemena H2Go 12/17/2022 12/16/2027 1603 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1288 McCain Ballarat 5/13/2023 5/12/2032 1604 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP SVS1407 Katunga Fresh 5/30/2023 5/29/2033 1605 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd FPP EXW1375 APA - Cooladdi Power Upgrade 7 7/1/2023 6/30/2024 1606 Capstone Green Energy Corporation Optimal Group Australia Pty Ltd Partner Agreements Distributor Agreement 1/25/2023 1/24/2026 1607 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL INSULATION BLANKET ASSEMBLY, C30 4/27/2022 N/A 1608 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL INSULATION BLANKET ASSY, C65 4/27/2022 N/A 1609 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL INSULATION BLANKET ASSY, C65 4/27/2022 N/A 1610 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 73082; THERMAL INSULATION BLANKET ASSY, C65 11/22/2022 N/A 1611 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 73115; THERMAL INSULATION BLANKET ASSY, C65 11/30/2022 N/A 1612 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL INSULATION BLANKET ASSY, C65 4/27/2022 N/A 1613 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL INSULATION BLANKET ASSY, C65 12/27/2022 N/A 1614 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL INSULATION BLANKET ASSY, C65 12/27/2022 N/A 1615 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL INSULATION BLANKET ASSY, C65 12/27/2022 N/A 1616 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL INSULATION BLANKET ASSY, C65 12/27/2022 N/A 1617 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL INSULATION BLANKET ASSY, C65 12/27/2022 N/A 1618 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 73943; THERMAL INSULATION BLANKET ASSY, C65 6/2/2023 N/A 1619 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 73943; THERMAL INSULATION BLANKET ASSY, C65 6/2/2023 N/A 1620 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL INSULATION BLANKET ASSEMBLY,C200 4/27/2022 N/A 1621 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL INSULATION BLANKET ASSEMBLY,C200 4/27/2022 N/A 1622 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL INSULATION BLANKET ASSEMBLY,C200 12/27/2022 N/A 1623 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL INSULATION BLANKET ASSEMBLY,C200 12/27/2022 N/A 1624 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 74168; THERMAL INSULATION BLANKET ASSEMBLY,C200 8/4/2023 N/A 1625 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 74168; THERMAL INSULATION BLANKET ASSEMBLY,C200 8/4/2023 N/A 1626 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 74168; THERMAL INSULATION BLANKET ASSEMBLY,C200 8/4/2023 N/A 1627 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL EXHAUST DUCT BLANKET 12/27/2022 N/A 1628 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL EXHAUST DUCT BLANKET 12/27/2022 N/A 1629 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL EXHAUST DUCT BLANKET 12/27/2022 N/A 1630 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL EXHAUST DUCT BLANKET 12/27/2022 N/A 1631 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL BLANKET, EXHAUST STACK 4/27/2022 N/A 1632 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302232; THERMAL BLANKET, EXHAUST STACK 4/27/2022 N/A 1633 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL BLANKET, EXHAUST STACK 12/27/2022 N/A 1634 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL BLANKET, EXHAUST STACK 12/27/2022 N/A 1635 Capstone Green Energy Corporation ORANGE COUNTY THERMAL INDUSTRIES IN Purchase Orders 302287; THERMAL BLANKET, EXHAUST STACK 12/27/2022 N/A 1636 Capstone Green Energy Corporation PACIFIC STATES FELT & MFG CO INC Purchase Orders 73962; INSULATOR, C200 NOMEX IGBT HEATSINK 6/7/2023 N/A 1637 Capstone Green Energy Corporation PACIFIC STATES FELT & MFG CO INC Purchase Orders 74008; INSULATOR, C200 NOMEX IGBT HEATSINK 6/15/2023 N/A 1638 Capstone Green Energy Corporation PACIFIC STATES FELT & MFG CO INC Purchase Orders 74008; NOMEX SEPARATOR 6/15/2023 N/A 1639 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 73936; IND, DPC EMI LINE FILTER 6/2/2023 N/A 1640 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 73936; IND, DPC EMI LINE FILTER 6/2/2023 N/A 1641 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 73936; IND, DPC EMI LINE FILTER 6/2/2023 N/A 1642 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 73936; IND, DPC EMI LINE FILTER 6/2/2023 N/A 1643 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 27

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1644 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1645 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1646 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1647 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1648 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1649 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1650 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1651 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1652 Capstone Green Energy Corporation PACIFIC TRANSFORMER Purchase Orders 74211; IND, 15KHZ TRAP, 122µH 125ARMS - JAMMER 8/15/2023 N/A 1653 Capstone Green Energy Corporation PALL CORPORATION Purchase Orders 74154; Screensert Filter C30/C6X, HP/LP NG 8/1/2023 N/A 1654 Capstone Green Energy Corporation Pan American Energy SL Rental Contracts 1000S-HD4-BU00A000 11/22/2022 1/26/2024 1655 Capstone Green Energy Corporation PAN AMERICAN ENERGY SL, FPP RSS1357 Pan American Energy 1/27/2023 1/27/2024 1656 Capstone Green Energy Corporation Pandadoc IT Software 12/22/2022 12/21/2023 1657 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302264; FILTER -12,IN-LINE,316 SS, TUBLS FLR FTG 9/1/2022 N/A 1658 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302264; FILTER -12,IN-LINE,316 SS, TUBLS FLR FTG 9/1/2022 N/A 1659 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302264; FILTER -12,IN-LINE,316 SS, TUBLS FLR FTG 9/1/2022 N/A 1660 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302264; GASEOUS FUEL DISTRIBUTION MANIFOLD, C200 9/1/2022 N/A 1661 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302264; GASEOUS FUEL DISTRIBUTION MANIFOLD, C200 9/1/2022 N/A 1662 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302226; GASEOUS FUEL DISTRIBUTION MANIFOLD, C200 3/28/2022 N/A 1663 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302226; GASEOUS FUEL DISTRIBUTION MANIFOLD, C200 3/28/2022 N/A 1664 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 68507; PUMP, BOOST 11/13/2020 N/A 1665 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 302264; FUEL MANIFOLD,C65, NG, 24 VDC 9/1/2022 N/A 1666 Capstone Green Energy Corporation PARKER HANNIFIN CORP Purchase Orders 74366; FUEL MANIFOLD,C65, NG, 24 VDC 9/27/2023 N/A 1667 Capstone Green Energy Corporation Parsons & Associates HR Recruitment Agreement 8/25/2023 N/A 1668 Capstone Green Energy Corporation Pegasus Power Solutions Partner Agreements Sales Referral Agreement 2/3/2022 N/A 1669 Capstone Green Energy Corporation Petty, Kirk Employees Consulting Agreement 4/1/2023 3/31/2024 1670 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 73942; BRACKET, END, 35MM RAIL, DOUBLE LEVEL 6/2/2023 N/A 1671 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74160; JUMPER, TERMINAL BLOCK, 4 POS, GRAY 8/2/2023 N/A 1672 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74111; TERM BLK, DOUBLE, SPRING, FUSED 7/20/2023 N/A 1673 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74111; FUSE PLUG W/LED, TERM BLK DBL SPRNG 7/20/2023 N/A 1674 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74223; BATTERY, UPS 8/16/2023 N/A 1675 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 72387; POWERSYNC MULTIMASTER CONTROLLER ASSY 7/12/2022 N/A 1676 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 73335; POWERSYNC LITE CONTROLLER, C1000S 1/9/2023 N/A 1677 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 73246; POWERSYNC LITE CONTROLLER, C1000S 12/21/2022 N/A 1678 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 73246; POWERSYNC LITE CONTROLLER, C1000S 12/21/2022 N/A 1679 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74214; POWERSYNC LITE CONTROLLER, C1000S 8/15/2023 N/A 1680 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74214; POWERSYNC LITE CONTROLLER, C1000S 8/15/2023 N/A 1681 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74358; POWERSYNC LITE CONTROLLER, C1000S 9/26/2023 N/A 1682 Capstone Green Energy Corporation PHOENIX CONTACT USA INC Purchase Orders 74358; POWERSYNC LITE CONTROLLER, C1000S 9/26/2023 N/A 1683 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1684 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1685 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1686 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1687 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1688 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1689 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1690 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1691 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1692 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1693 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1694 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PERSONALITY MODULE C30/C6X FRAME/ENG/BAT 7/1/2022 N/A 1695 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, BCT POWER BOARD,800V30 7/1/2022 N/A 1696 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, BCT POWER BOARD,800V30 8/6/2021 N/A 1697 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, BCT POWER BOARD,800V30 7/1/2022 N/A 1698 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, BCT POWER BOARD,800V30 7/1/2022 N/A 1699 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, BCT POWER BOARD,800V30 7/1/2022 N/A 1700 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; DPC Precharge Board C30 8/6/2021 N/A 1701 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; DPC Precharge Board C30 8/6/2021 N/A 1702 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; DPC Precharge Board C30 7/1/2022 N/A 1703 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302099; PCBA, DPC POWER BOARD, 3P4W480SA 3/26/2021 N/A 1704 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302099; PCBA, DPC POWER BOARD, 3P4W480SA 3/26/2021 N/A 28

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1705 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302099; PCBA, DPC POWER BOARD, 3P4W480SA 3/26/2021 N/A 1706 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, EMI/LINE FILTER C6X, SA 8/6/2021 N/A 1707 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, EMI/LINE FILTER C6X, SA 8/6/2021 N/A 1708 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, EMI/LINE FILTER C6X, SA 8/6/2021 N/A 1709 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, EMI/LINE FILTER C6X, SA 8/6/2021 N/A 1710 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, EMI/LINE FILTER C6X, SA 8/6/2021 N/A 1711 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1712 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1713 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1714 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1715 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1716 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1717 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1718 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1719 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; BCM POWER BOARD C65 7/1/2022 N/A 1720 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; Ambient Climate Module C6X 7/1/2022 N/A 1721 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 500 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1722 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 500 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1723 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 500 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1724 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1725 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1726 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1727 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1728 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1729 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1730 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1731 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1732 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1733 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1734 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302286; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 12/14/2022 N/A 1735 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1736 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1737 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1738 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1739 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1740 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1741 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 7/1/2022 N/A 1742 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302286; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 12/14/2022 N/A 1743 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302286; PDM, 24 VDC @ 400 W,250 TO 850 VDC INPUT 12/14/2022 N/A 1744 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM,250-850VIN,25VOUT,15A,25A-SURGE,HTSK 7/1/2022 N/A 1745 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM,250-850VIN,25VOUT,15A,25A-SURGE,HTSK 7/1/2022 N/A 1746 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM,250-850VIN,25VOUT,15A,25A-SURGE,HTSK 7/1/2022 N/A 1747 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM,250-850VIN,25VOUT,15A,25A-SURGE,HTSK 7/1/2022 N/A 1748 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PDM,250-850VIN,25VOUT,15A,25A-SURGE,HTSK 7/1/2022 N/A 1749 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, DPC, EMI LINE/COMMON MODE FLTR CE 7/1/2022 N/A 1750 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, 4X 120A, ANDERSON FEED-THRU CAP 8/6/2021 N/A 1751 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1752 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1753 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1754 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1755 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302099; PCBA,HYBRID CNTRL BD-STAND ALONE 3/26/2021 N/A 1756 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1757 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1758 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1759 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1760 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1761 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1762 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1763 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1764 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 1765 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,HYBRID CNTRL BD-STAND ALONE 7/1/2022 N/A 29

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1766 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1767 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, JUCB C6X/C200, MULTIPACK 8/6/2021 N/A 1768 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1769 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1770 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1771 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1772 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1773 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1774 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1775 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, JUCB C6X/C200, MULTIPACK 7/1/2022 N/A 1776 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; ECM POWER BOARD C6X, SA/GC 7/1/2022 N/A 1777 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; ECM POWER BOARD C6X, SA/GC 7/1/2022 N/A 1778 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; ECM POWER BOARD C6X, SA/GC 7/1/2022 N/A 1779 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; ECM POWER BOARD C6X, SA/GC 7/1/2022 N/A 1780 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; ECM POWER BOARD C6X, SA/GC 7/1/2022 N/A 1781 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; ECM POWER BOARD C6X, SA/GC 8/6/2021 N/A 1782 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; ECM POWER BOARD C6X, SA/GC 7/1/2022 N/A 1783 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1784 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1785 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1786 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1787 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1788 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1789 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1790 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1791 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; LCM POWER BOARD 6CX, SA/GC, LIP 7/1/2022 N/A 1792 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, ECM CONTROL BOARD, SA 8/6/2021 N/A 1793 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, ECM CONTROL BOARD, SA 8/6/2021 N/A 1794 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, ECM CONTROL BOARD, SA 8/6/2021 N/A 1795 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, ECM CONTROL BOARD, SA 8/6/2021 N/A 1796 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, ECM CONTROL BOARD, SA 7/1/2022 N/A 1797 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, ECM CONTROL BOARD, SA 7/1/2022 N/A 1798 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, ECM CONTROL BOARD, SA 7/1/2022 N/A 1799 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, ECM CONTROL BOARD, SA 7/1/2022 N/A 1800 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, ECM CONTROL BOARD, SA 7/1/2022 N/A 1801 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, ECM CONTROL BOARD, SA 7/1/2022 N/A 1802 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, ECM CONTROL BOARD, SA 7/1/2022 N/A 1803 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, PRECHARGE RECT/AUX DC BUS SUPPLY 8/6/2021 N/A 1804 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, PRECHARGE RECT/AUX DC BUS SUPPLY 8/6/2021 N/A 1805 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PRECHARGE RECT/AUX DC BUS SUPPLY 7/1/2022 N/A 1806 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PRECHARGE RECT/AUX DC BUS SUPPLY 7/1/2022 N/A 1807 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PRECHARGE RECT/AUX DC BUS SUPPLY 7/1/2022 N/A 1808 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 LCM POWER BOARD 7/1/2022 N/A 1809 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 LCM POWER BOARD 7/1/2022 N/A 1810 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 LCM POWER BOARD 7/1/2022 N/A 1811 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 LCM POWER BOARD 7/1/2022 N/A 1812 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 LCM POWER BOARD 7/1/2022 N/A 1813 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 LCM POWER BOARD 7/1/2022 N/A 1814 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 GCM POWER BOARD 7/1/2022 N/A 1815 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 GCM POWER BOARD 7/1/2022 N/A 1816 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 GCM POWER BOARD 7/1/2022 N/A 1817 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, C200 GCM POWER BOARD 7/1/2022 N/A 1818 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,C200 LCM OUTPUT FILTER W/O CAPS,RES 7/1/2022 N/A 1819 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,C200 LCM OUTPUT FILTER W/O CAPS,RES 7/1/2022 N/A 1820 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,C200 LCM OUTPUT FILTER W/O CAPS,RES 7/1/2022 N/A 1821 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA,UFCB UNIVERSAL FUEL CONTRL BRD ASSY 8/6/2021 N/A 1822 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA,UFCB UNIVERSAL FUEL CONTRL BRD ASSY 8/6/2021 N/A 1823 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA,UFCB UNIVERSAL FUEL CONTRL BRD ASSY 8/6/2021 N/A 1824 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,UFCB UNIVERSAL FUEL CONTRL BRD ASSY 7/1/2022 N/A 1825 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,UFCB UNIVERSAL FUEL CONTRL BRD ASSY 7/1/2022 N/A 1826 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA,C200 INVERTER CTRL BOARD (ICB-CEA) 8/6/2021 N/A 30

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1827 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,C200 INVERTER CTRL BOARD (ICB-CEA) 7/1/2022 N/A 1828 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,C200 INVERTER CTRL BOARD (ICB-CEA) 7/1/2022 N/A 1829 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,C200 INVERTER CTRL BOARD (ICB-CEA) 7/1/2022 N/A 1830 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA,FCB-CE COMMON ELECT FUEL CONTROL BD 8/6/2021 N/A 1831 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FCB-CE COMMON ELECT FUEL CONTROL BD 7/1/2022 N/A 1832 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PWR DISTRIBUTION BOARD(PDB) FT/HRM 7/1/2022 N/A 1833 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PWR DISTRIBUTION BOARD(PDB) FT/HRM 7/1/2022 N/A 1834 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PWR DISTRIBUTION BOARD(PDB) FT/HRM 7/1/2022 N/A 1835 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PWR DISTRIBUTION BOARD(PDB) FT/HRM 7/1/2022 N/A 1836 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PWR DISTRIBUTION BOARD(PDB) FT/HRM 7/1/2022 N/A 1837 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, PWR DISTRIBUTION BOARD(PDB) FT/HRM 7/1/2022 N/A 1838 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, AMBIENT SENSOR MODULE 8/6/2021 N/A 1839 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, AMBIENT SENSOR MODULE 8/6/2021 N/A 1840 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302173; PCBA, AMBIENT SENSOR MODULE 8/6/2021 N/A 1841 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, AMBIENT SENSOR MODULE 7/1/2022 N/A 1842 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, AMBIENT SENSOR MODULE 7/1/2022 N/A 1843 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA, AMBIENT SENSOR MODULE 7/1/2022 N/A 1844 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FAN INVERTER C65 7/1/2022 N/A 1845 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FAN INVERTER C65 7/1/2022 N/A 1846 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FAN INVERTER C65 7/1/2022 N/A 1847 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FAN INVERTER C65 7/1/2022 N/A 1848 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FAN INVERTER C65 7/1/2022 N/A 1849 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FAN INVERTER C65 7/1/2022 N/A 1850 Capstone Green Energy Corporation PHOTO FABRICATORS INC. Purchase Orders 302250; PCBA,FAN INVERTER C65 7/1/2022 N/A 1851 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73598; FERRITE, TOROID,2IN OD, BARE 5900UH/TURN 3/2/2023 N/A 1852 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73813; ORIFICE, SCREENED METAL, 1/8" NPTM, SS 4/25/2023 N/A 1853 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73813; ORIFICE, SCREENED METAL, 1/8" NPTM, SS 4/25/2023 N/A 1854 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73813; ORIFICE, SCREENED METAL, 1/8" NPTM, SS 4/25/2023 N/A 1855 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73598; CAP,25UF,440VAC,60HZ,70C,UL,45X83MM,TAB 3/2/2023 N/A 1856 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73813; CAP, EXHAUST, C1000 4/25/2023 N/A 1857 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73964; DPC CONTACTOR C30 6/7/2023 N/A 1858 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73813; CONVERTER, SERIAL-ETHERNET, 2 DB9 INPUT 4/25/2023 N/A 1859 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 73964; TERMINAL BLOCK, POWER, UL1953, 1-POLE 6/7/2023 N/A 1860 Capstone Green Energy Corporation PIERRE DOYLE Purchase Orders 74149; TERMINAL BLOCK, POWER, UL1953, 1-POLE 7/31/2023 N/A 1861 Capstone Green Energy Corporation Pilot Water Rental Contracts 1000S-HD4-BU00-A000 3/2/2023 10/2/2023 1862 Capstone Green Energy Corporation Pilot Water Rental Contracts 1000S-HD4-BU00-A000 3/2/2023 10/2/2023 1863 Capstone Green Energy Corporation Pilot Water Rental Contracts 1000S-HD4-BU00-A000 1/3/2023 10/3/2023 1864 Capstone Green Energy Corporation Pilot Water Rental Contracts 1000S-HD4-BU00-A000 1/3/2023 10/3/2023 1865 Capstone Green Energy Corporation Pilot Water Rental Contracts 1000S-HD4-BU00-A000 1/3/2023 10/3/2023 1866 Capstone Green Energy Corporation Pilot Water Rental Contracts 1000S-HD4-BU00-A000 1/3/2023 10/3/2023 1867 Capstone Green Energy Corporation PipeLine Supply Company FPP SVS929 Oxy Block 62 4/16/2023 4/15/2028 1868 Capstone Green Energy Corporation PipeLine Supply Company Partner Agreements Distributor Agreement 8/25/2020 8/24/2023 1869 Capstone Green Energy Corporation PMF INDUSTRIES INC. Purchase Orders 302274; MAIN CONE 10/4/2022 N/A 1870 Capstone Green Energy Corporation PMF INDUSTRIES INC. Purchase Orders 302274; MAIN CONE 10/4/2022 N/A 1871 Capstone Green Energy Corporation PMF INDUSTRIES INC. Purchase Orders 302274; MAIN CONE 10/4/2022 N/A 1872 Capstone Green Energy Corporation PMF INDUSTRIES INC. Purchase Orders 302274; MAIN CONE 10/4/2022 N/A 1873 Capstone Green Energy Corporation PMF INDUSTRIES INC. Purchase Orders 302274; MAIN CONE 10/4/2022 N/A 1874 Capstone Green Energy Corporation PMF INDUSTRIES INC. Purchase Orders 302274; MAIN CONE 10/4/2022 N/A 1875 Capstone Green Energy Corporation PRECISION POWER SOURCE LLC Purchase Orders 302071; RAINHOOD ASSEMBLY, C1000S 1/13/2021 N/A 1876 Capstone Green Energy Corporation PRECISION POWER SOURCE LLC Purchase Orders 302285; RAINHOOD ASSEMBLY, C1000S 12/8/2022 N/A 1877 Capstone Green Energy Corporation PRECISION POWER SOURCE LLC Purchase Orders 302285; RAINHOOD ASSEMBLY, C1000S 12/8/2022 N/A 1878 Capstone Green Energy Corporation PRECISION POWER SOURCE LLC Purchase Orders 302285; RAINHOOD ASSEMBLY, C1000S 12/8/2022 N/A 1879 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73141; SPACER, POWERHEAD BEARING 12/1/2022 N/A 1880 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 302309; ROTOR SHAFT 8/4/2023 N/A 1881 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 302309; ROTOR SHAFT 8/4/2023 N/A 1882 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 302309; ROTOR SHAFT 8/4/2023 N/A 1883 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 302310; ROTOR SHAFT 9/6/2023 N/A 1884 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 302293; LOAD WASHER, HEAT SHIELD 3/1/2023 N/A 1885 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73918; UPPER FLANGE, MAIN CONE 5/30/2023 N/A 1886 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73918; UPPER FLANGE, MAIN CONE 5/30/2023 N/A 1887 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 74325; BLOWER HOUSING - MACHINED 9/20/2023 N/A 31

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1888 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 74325; BLOWER HOUSING - MACHINED 9/20/2023 N/A 1889 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73782; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/13/2023 N/A 1890 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73782; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/13/2023 N/A 1891 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73782; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/13/2023 N/A 1892 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73782; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/13/2023 N/A 1893 Capstone Green Energy Corporation PRECISION RESOURCES Purchase Orders 73782; C65/C200/C1000 SHEET METAL KIT, BATTERY 4/13/2023 N/A 1894 Capstone Green Energy Corporation Prologis, L.P. Office Lease Office lease at 16640 Stagg Street Van Nuys, CA 91406 1/25/2023 3/31/2026 1895 Capstone Green Energy Corporation PT Serba Dinamik Partner Agreements Distributor Agreement 3/22/2022 3/21/2025 1896 Capstone Green Energy Corporation Pure World Operating Leases C600; 9784 3/18/2022 3/17/2025 1897 Capstone Green Energy Corporation Pure World Operating Leases C200; 9728 2/2/2023 2/1/2026 1898 Capstone Green Energy Corporation Pure World Operating Leases C200; 9729 2/2/2023 2/1/2026 1899 Capstone Green Energy Corporation Pure World Energy Partner Agreements National Account Agreement 5/21/2020 5/20/2023 1900 Capstone Green Energy Corporation Pure World Energy Limited FPP SVS1106 Swindon Link Cen. (Sell to Win) 3/1/2019 2/29/2028 1901 Capstone Green Energy Corporation Ractive Engineering Partner Agreements Distributor Agreement 2/16/2023 2/15/2025 1902 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301647; CONE, HEAT SHIELD 9/30/2016 N/A 1903 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE INNER DIAMTER CASE, C200 8/24/2017 N/A 1904 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE INNER DIAMTER CASE, C200 8/24/2017 N/A 1905 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE INNER DIAMTER CASE, C200 8/24/2017 N/A 1906 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; INTERFACE RING,GAS IN,C200 CORE 8/24/2017 N/A 1907 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; INTERFACE RING,GAS IN,C200 CORE 8/24/2017 N/A 1908 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; INTERFACE RING,GAS IN,C200 CORE 8/24/2017 N/A 1909 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; INTERFACE RING, GAS OUT, C200 CORE 8/24/2017 N/A 1910 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; INTERFACE RING, GAS OUT, C200 CORE 8/24/2017 N/A 1911 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; INTERFACE RING, GAS OUT, C200 CORE 8/24/2017 N/A 1912 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301645; RECUPERATOR/COMBUSTOR,ASSY,C30 9/29/2016 N/A 1913 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301645; RECUPERATOR/COMBUSTOR,ASSY,C30 9/29/2016 N/A 1914 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301645; RECUPERATOR/COMBUSTOR,ASSY,C30 9/29/2016 N/A 1915 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301645; RECUPERATOR/COMBUSTOR,ASSY,C30 9/29/2016 N/A 1916 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301645; RECUPERATOR/COMBUSTOR,ASSY,C30 9/29/2016 N/A 1917 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS IN,RECUPERATOR CORE 10/5/2017 N/A 1918 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS IN,RECUPERATOR CORE 10/5/2017 N/A 1919 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS IN,RECUPERATOR CORE 10/5/2017 N/A 1920 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS IN,RECUPERATOR CORE 10/5/2017 N/A 1921 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS IN,RECUPERATOR CORE 10/5/2017 N/A 1922 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS OUT,RECUPERATOR CORE 10/5/2017 N/A 1923 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS OUT,RECUPERATOR CORE 10/5/2017 N/A 1924 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS OUT,RECUPERATOR CORE 10/5/2017 N/A 1925 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS OUT,RECUPERATOR CORE 10/5/2017 N/A 1926 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER,GAS OUT,RECUPERATOR CORE 10/5/2017 N/A 1927 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER SEAL,RECUPERATOR CORE 10/5/2017 N/A 1928 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER SEAL,RECUPERATOR CORE 10/5/2017 N/A 1929 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER SEAL,RECUPERATOR CORE 10/5/2017 N/A 1930 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER SEAL,RECUPERATOR CORE 10/5/2017 N/A 1931 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; DUCT,INNER SEAL,RECUPERATOR CORE 10/5/2017 N/A 1932 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; SLEEVE,CORE 10/5/2017 N/A 1933 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; SLEEVE,CORE 10/5/2017 N/A 1934 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; SLEEVE,CORE 10/5/2017 N/A 1935 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; SLEEVE,CORE 10/5/2017 N/A 1936 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; SLEEVE,CORE 10/5/2017 N/A 1937 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; SLEEVE,CORE 10/5/2017 N/A 1938 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; SLEEVE,CORE 10/5/2017 N/A 1939 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1940 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1941 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1942 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1943 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1944 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1945 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1946 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1947 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1948 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 32

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 1949 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1950 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1951 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1952 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1953 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1954 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1955 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1956 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1957 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1958 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1959 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1960 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1961 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1962 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1963 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1964 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1965 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1966 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1967 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1968 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 302277; COMBUSTOR LINER, C65 10/13/2022 N/A 1969 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1970 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1971 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1972 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1973 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1974 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1975 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1976 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1977 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1978 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1979 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1980 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1981 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1982 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1983 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1984 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1985 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1986 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1987 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1988 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1989 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1990 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1991 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1992 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1993 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1994 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1995 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1996 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1997 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1998 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 1999 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2000 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2001 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2002 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2003 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2004 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2005 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2006 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2007 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2008 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2009 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 33

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2010 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2011 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301707; C60/C65 RECUPERATOR ASSY,HR120 MAT 10/5/2017 N/A 2012 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 73748; TRIM BELLOWS ASSEMBLY, IGNITOR, C200 4/4/2023 N/A 2013 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 73748; TRIM BELLOWS ASSEMBLY, IGNITOR, C200 4/4/2023 N/A 2014 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; MOUNTING FLANGE, COMBUSTOR 8/24/2017 N/A 2015 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; MOUNTING FLANGE, COMBUSTOR 8/24/2017 N/A 2016 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; MOUNTING FLANGE, COMBUSTOR 8/24/2017 N/A 2017 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RETAINER ASSEMBLY, COMBUSTOR 8/24/2017 N/A 2018 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RETAINER ASSEMBLY, COMBUSTOR 8/24/2017 N/A 2019 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; COMBUSTOR ASSY, BOLTED .060, C200 8/24/2017 N/A 2020 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; COMBUSTOR ASSY, BOLTED .060, C200 8/24/2017 N/A 2021 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; COMBUSTOR ASSY, BOLTED .060, C200 8/24/2017 N/A 2022 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; COMBUSTOR ASSY, BOLTED .060, C200 8/24/2017 N/A 2023 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; COMBUSTOR ASSY, BOLTED .060, C200 8/24/2017 N/A 2024 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; COMBUSTOR ASSY, BOLTED .060, C200 8/24/2017 N/A 2025 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; COMBUSTOR ASSY, BOLTED .060, C200 8/24/2017 N/A 2026 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 72398; WELDED DOME EXHAUST DIFFUSER, C200 7/13/2022 N/A 2027 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 72552; WELDED DOME EXHAUST DIFFUSER, C200 8/10/2022 N/A 2028 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 72552; WELDED DOME EXHAUST DIFFUSER, C200 8/10/2022 N/A 2029 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 72552; WELDED DOME EXHAUST DIFFUSER, C200 8/10/2022 N/A 2030 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2031 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2032 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2033 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2034 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2035 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2036 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2037 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2038 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2039 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2040 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2041 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2042 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2043 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2044 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2045 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2046 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2047 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2048 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2049 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2050 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2051 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2052 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2053 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2054 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2055 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2056 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2057 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2058 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2059 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2060 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2061 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2062 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2063 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2064 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2065 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2066 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2067 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2068 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2069 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2070 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 34

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2071 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2072 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2073 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2074 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2075 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2076 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2077 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2078 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2079 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2080 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2081 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2082 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2083 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2084 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2085 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2086 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2087 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2088 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; CORE,OUTER DIAMETER CASE,C200 8/24/2017 N/A 2089 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2090 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2091 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2092 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2093 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2094 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2095 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2096 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2097 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2098 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2099 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2100 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2101 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2102 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2103 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2104 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2105 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2106 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2107 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2108 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2109 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2110 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2111 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2112 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2113 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2114 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2115 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2116 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2117 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2118 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2119 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2120 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2121 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2122 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2123 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2124 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2125 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2126 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2127 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2128 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2129 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2130 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2131 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 35

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2132 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2133 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2134 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2135 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2136 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2137 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2138 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2139 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2140 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2141 Capstone Green Energy Corporation RADIUS AEROSPACE, INC Purchase Orders 301695; RECUPERATOR ASSY, C200 8/24/2017 N/A 2142 Capstone Green Energy Corporation Regale Energy Zrt. Partner Agreements Distributor Agreement 7/15/2015 7/14/2018 2143 Capstone Green Energy Corporation Repumag Magnetic Materials Co Ltd Purchase Orders 74321; MAGNET ASSEMBLY, C60 9/18/2023 N/A 2144 Capstone Green Energy Corporation Resh, Dave Employees Consulting Agreement 4/1/2023 3/31/2024 2145 Capstone Green Energy Corporation REXEL USA, INC Purchase Orders 73320; CIRC BRKR,480V,2A,2P,D-TRIP,5KAIC,DIN 1/5/2023 N/A 2146 Capstone Green Energy Corporation REXEL USA, INC Purchase Orders 73320; CIRC BRKR,480V,2A,2P,D-TRIP,5KAIC,DIN 1/5/2023 N/A 2147 Capstone Green Energy Corporation REXEL USA, INC Purchase Orders 74059; CIRC BRKR,480V,2A,2P,D-TRIP,5KAIC,DIN 6/27/2023 N/A 2148 Capstone Green Energy Corporation REXEL USA, INC Purchase Orders 74059; CIRC BRKR,480V,2A,2P,D-TRIP,5KAIC,DIN 6/27/2023 N/A 2149 Capstone Green Energy Corporation REXEL USA, INC Purchase Orders 74059; CIRC BRKR,480V,2A,2P,D-TRIP,5KAIC,DIN 6/27/2023 N/A 2150 Capstone Green Energy Corporation Riveron RTS, LLC Professional Engagements Engagement Letter for financial advisory services 9/15/2023 N/A 2151 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; DPC Side Vent Fan Assembly C30 6/16/2023 N/A 2152 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W401, EMI LINE FLTR, L1 6/16/2023 N/A 2153 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W402, EMI LINE FLTR, L2 6/16/2023 N/A 2154 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W403, EMI LINE FLTR, L3 6/16/2023 N/A 2155 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W404, EMI LINE FLTR, N 6/16/2023 N/A 2156 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; MULTIPAC CABLE & TERMINATOR - 50' 8/1/2023 N/A 2157 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; MULTIPAC CABLE & TERMINATOR - 50' 8/1/2023 N/A 2158 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; MULTIPAC CABLE & TERMINATOR - 50' 9/27/2023 N/A 2159 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; MULTIPAC CABLE & TERMINATOR - 50' 9/27/2023 N/A 2160 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; MULTIPAC CABLE & TERMINATOR - 50' 9/27/2023 N/A 2161 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74254; MULTIPAC CABLE & TERMINATOR - 25' 8/23/2023 N/A 2162 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; MULTIPAC CABLE & TERMINATOR - 25' 9/27/2023 N/A 2163 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W102, INTRA CONNECTION, C60 LIP 6/1/2023 N/A 2164 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W102, INTRA CONNECTION, C60 LIP 6/1/2023 N/A 2165 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W102, INTRA CONNECTION, C60 LIP 6/1/2023 N/A 2166 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W103,INTER SYS CONNECT, C60 LIP 6/1/2023 N/A 2167 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W103,INTER SYS CONNECT, C60 LIP 6/1/2023 N/A 2168 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W104, INTER MODULE, C60 LIP 6/1/2023 N/A 2169 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W104, INTER MODULE, C60 LIP 6/1/2023 N/A 2170 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABLE ASSY, PMG to ECM,C6X,LIP (W105) 6/1/2023 N/A 2171 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; CABLE ASSY, PMG to ECM,C6X,LIP (W105) 9/27/2023 N/A 2172 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302223; CABA, W106, BUS +/- ECM/LCM, C60 LIP 3/8/2022 N/A 2173 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302223; CABA, W106, BUS +/- ECM/LCM, C60 LIP 3/8/2022 N/A 2174 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W110, LINE POWER LCM/UCB C60 6/16/2023 N/A 2175 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W310, LCM/ECM BUS +/- TO-ANDERSON 6/16/2023 N/A 2176 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; Cable Assy,T1 Thermistor to ACM,C6X,LIP 6/1/2023 N/A 2177 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W109, 15A BUS ECM/UCB, C6X LIP 6/16/2023 N/A 2178 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, W114, BUS +/- ECM/BCM, C60 LIP 6/16/2023 N/A 2179 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W115, BCM TO BPM POWER, C6X LIP 6/1/2023 N/A 2180 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, W117, UCB PCBA-TO-UCB BATTERY 6/1/2023 N/A 2181 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; Cable Assy, Fan Ext. w/ Shield, C6X, LIP 6/1/2023 N/A 2182 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, AC INPUT, PRE-CHARGE TRANSFORMER 6/1/2023 N/A 2183 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; SENSOR CABLE (W126) (ICHP) 6/16/2023 N/A 2184 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; SENSOR CABLE (W126) (ICHP) 8/1/2023 N/A 2185 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74294; CIRCUIT BREAKER, IND, 100A,500VDC,3-POLE 9/7/2023 N/A 2186 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74294; CIRCUIT BREAKER, IND, 100A,500VDC,3-POLE 9/7/2023 N/A 2187 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74294; CIRCUIT BREAKER, IND, 100A,500VDC,3-POLE 9/7/2023 N/A 2188 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; CABA, SIGNAL, GASPACK 8/1/2023 N/A 2189 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; TERMINATOR, C200, CAP COMM 10/21/2022 N/A 2190 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; TERMINATOR, C200, CAP COMM 8/1/2023 N/A 2191 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; TERMINATOR, C200, CAP COMM 8/1/2023 N/A 2192 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74254; CABA, LOAD AC POWER TO FUSE BOX 8/23/2023 N/A 36

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2193 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA,C200 LCM,PH-N OUT,2X#2,WHT,PP180,M8 10/21/2022 N/A 2194 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74091; CABA, C200 INTRA-RS485, GC 7/7/2023 N/A 2195 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; CABA, AMBIENT SENSOR HARNESS, C1000 9/27/2023 N/A 2196 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; Cable Assy, Engine Perip & PM, C6X, LIP 6/1/2023 N/A 2197 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; Cable Assy, Engine Perip & PM, C6X, LIP 6/16/2023 N/A 2198 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; Cable Assy, Engine Perip & PM, C6X, LIP 6/16/2023 N/A 2199 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, C200, UCB PCBA TO UCB BATTERY 6/16/2023 N/A 2200 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74269; CONTROLLER ASSY, IN, 1000 FAMILY, DM 8/29/2023 N/A 2201 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74269; CONTROLLER ASSY, IN, 1000 FAMILY, DM 8/29/2023 N/A 2202 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74269; CONTROLLER ASSY, IN, 1000 FAMILY, DM 8/29/2023 N/A 2203 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74269; CONTROLLER ASSY, IN, 1000 FAMILY, DM 8/29/2023 N/A 2204 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74269; CONTROLLER ASSY, IN, 1000 FAMILY, DM 8/29/2023 N/A 2205 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CONTROLLER ASSY, IN, 1000 FAMILY, GC 6/16/2023 N/A 2206 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CONTROLLER ASSY, IN, 1000 FAMILY, GC 6/16/2023 N/A 2207 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA, SO VALVE CABLE HPNG, 1000 FAMILY 10/21/2022 N/A 2208 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; CABA, SO VALVE CABLE HPNG, 1000 FAMILY 8/1/2023 N/A 2209 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; CABA,PM,GENERATOR,POWER CABLE,1000 FAMI 9/27/2023 N/A 2210 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; CABA, EXTERNAL VOLTAGE SENSE CABLE, 1000 9/27/2023 N/A 2211 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA, INTRA RS485 CABLE, 1000 FAMILY 10/21/2022 N/A 2212 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, ENGINE CONTROL HARNESS,1000 FAMILY 6/16/2023 N/A 2213 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, C1000 INTRA-RS485, GC 6/1/2023 N/A 2214 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; CABA, C1000 INTRA-RS485, GC 8/1/2023 N/A 2215 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, MULTIPACK, CMPT TO CMPT, C1000 6/1/2023 N/A 2216 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, MULTIPACK, CMPT TO CMPT, C1000 6/1/2023 N/A 2217 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; CABA, MULTIPACK, CMPT TO CMPT, C1000 6/1/2023 N/A 2218 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; CABA, MULTIPACK, CMPT TO CMPT, C1000 9/27/2023 N/A 2219 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, MULTIPACK, CNTLR TO CMPT,T1,C1000 6/16/2023 N/A 2220 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74254; CABA, MULTIPACK, CNTLR TO CMPT,T5,C1000 8/23/2023 N/A 2221 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, C1000 CNTL TB TO EPB PS 6/16/2023 N/A 2222 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, C1000 TB TO EPB CB 6/16/2023 N/A 2223 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74254; CABA, ENCLOSURE FAN, FAN TO FUSE 8/23/2023 N/A 2224 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; CABA, MOLEX, ECM POWER SUPPLY, CLC 8/1/2023 N/A 2225 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; CABA,C65 HH,FUEL SHUTOFF HARNESS 9/27/2023 N/A 2226 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74254; CABA, C200 LCM FLEXIBAR, PH-A,1X3/0,M10 8/23/2023 N/A 2227 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA, LOAD AC POWER CABLE, 1000 PF 10/21/2022 N/A 2228 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; CABA, UPS BATTERY, CLC/HAZLOC MULTI CTRL 8/1/2023 N/A 2229 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, FAULT INPUT, BAY A, C1000 6/16/2023 N/A 2230 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74254; CABA, FAULT INPUT, BAY C, C1000 8/23/2023 N/A 2231 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, MT AWAKE FEEDBACK BAY B 6/16/2023 N/A 2232 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74369; FLEXIBAR ASSY, 2, MAIN CONT-FUSE, C1000 9/27/2023 N/A 2233 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74155; CABA, POWER, MEDIA CONVERTER, C1000S 8/1/2023 N/A 2234 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABLE, CAT5, SHIELDED ETHERNET 30FT BLUE 10/21/2022 N/A 2235 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABLE, CAT5, SHIELDED ETHERNET 30FT BLUE 10/21/2022 N/A 2236 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, FLT, POWER, RTD BAY A 6/16/2023 N/A 2237 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74083; CABA, W1012, D, MAIN CONTACTOR, MAIN BRK 6/30/2023 N/A 2238 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74083; CABA, W1012, D, MAIN CONTACTOR, MAIN BRK 6/30/2023 N/A 2239 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA, W1013, E, MAIN CONTACTOR, MAIN BRK 10/21/2022 N/A 2240 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA, W1013, E, MAIN CONTACTOR, MAIN BRK 10/21/2022 N/A 2241 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74192; CABA, W1007, CE FILTER, BUS BAR,PH-C,BLU 8/9/2023 N/A 2242 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74083; CABA,18 AWG,K3 RELAY POWER, SCM W321 6/30/2023 N/A 2243 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA, C200 LCM FLEXIBAR, PH-N,1X3/0,M10 10/21/2022 N/A 2244 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA, C200 LCM FLEXIBAR, PH-N,1X3/0,M10 10/21/2022 N/A 2245 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA,C200 GCM, PDM2-PDB,+25V, PWR&CONT 10/21/2022 N/A 2246 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA,C200 GCM, PDM2-PDB,+25V, PWR&CONT 10/21/2022 N/A 2247 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; CABA,C200 GCM, PDM2-PDB,+25V, PWR&CONT 10/21/2022 N/A 2248 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, SCM 24V POWER, JUCB TO TB2, C1000S 6/16/2023 N/A 2249 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; CABA, SCM MOXA POWER, C1000S 6/16/2023 N/A 2250 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, FUEL METERING MODULE, C200 6/16/2023 N/A 2251 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; KIT, CABLE, LCM, C200, Magical IND 10/21/2022 N/A 2252 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; KIT, CABLE, LCM, C200, Magical IND 10/21/2022 N/A 2253 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, FLEXI-BAR, LCM, C200 6/16/2023 N/A 37

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2254 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, FLEXI-BAR, LCM, C200 6/16/2023 N/A 2255 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, FLEXI-BAR, LCM, C200 6/16/2023 N/A 2256 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, PRECHARGE/VFD ASSY, C200S 6/16/2023 N/A 2257 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, PRECHARGE/VFD ASSY, C200S 6/16/2023 N/A 2258 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, GCM, C200 6/16/2023 N/A 2259 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, GCM, C200 6/16/2023 N/A 2260 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABLE, GCM, C200 6/16/2023 N/A 2261 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; KIT, CABA, BATTERY SYSTEM, C1000 10/21/2022 N/A 2262 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; KIT, CABA, BATTERY SYSTEM, C1000 10/21/2022 N/A 2263 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; Kit, Cables DPC Pluggable C30 6/16/2023 N/A 2264 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; KIT, CABLES LCM GC C65 10/21/2022 N/A 2265 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; Kit, Cables ECM C65 10/21/2022 N/A 2266 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74254; Kit, Cables ECM C65 8/23/2023 N/A 2267 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; KITC65/C200 BCM CABLES, MAGICAL INDUCT 6/1/2023 N/A 2268 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; KITC65/C200 BCM CABLES, MAGICAL INDUCT 6/1/2023 N/A 2269 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; MODULE, CABLE, C1000, EPDB 6/16/2023 N/A 2270 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; MODULE, CABLE, C1000 COMPARTMENT 10/21/2022 N/A 2271 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; MODULE, CABLE, C1000 COMPARTMENT 10/21/2022 N/A 2272 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; MODULE, CABLE, C1000 COMPARTMENT 6/16/2023 N/A 2273 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; MODULE, CABLE, C1000 COMPARTMENT 6/16/2023 N/A 2274 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; MODULE, CABLE, C1000 COMPARTMENT 6/16/2023 N/A 2275 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABA, UL, MAIN BREAKER, C1000 6/16/2023 N/A 2276 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, CABA, UL, MAIN BREAKER, C1000 6/16/2023 N/A 2277 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, C1000, SCM, CABA, S SERIES 6/16/2023 N/A 2278 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; KIT, C1000, SCM, CABA, S SERIES 6/16/2023 N/A 2279 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; MODULE, CABLE, C1000 OUTLET BOX 5A 6/16/2023 N/A 2280 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 73934; MODULE, CABLE, C1000 MN CONT TO MN BRKR 6/1/2023 N/A 2281 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 74009; MODULE, CABLE, C1000 MN CONT TO MN BRKR 6/16/2023 N/A 2282 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; KIT, C200, SCM, CABA, S SERIES 10/21/2022 N/A 2283 Capstone Green Energy Corporation RND ENTERPRISES Purchase Orders 302279; KIT, C200, SCM, CABA, S SERIES 10/21/2022 N/A 2284 Capstone Green Energy Corporation ROCHESTER ELECTRONICS LLC Purchase Orders 72190; IC, DSP CONTRLR, TMS320F240, PQFP132-25 6/1/2022 N/A 2285 Capstone Green Energy Corporation ROCHESTER ELECTRONICS LLC Purchase Orders 72190; IC, DSP CONTRLR, TMS320F240, PQFP132-25 6/1/2022 N/A 2286 Capstone Green Energy Corporation RocketHouse, LLC Employees Consulting Agreement 4/1/2023 3/31/2024 2287 Capstone Green Energy Corporation Rouse, Marc Employees Commission Agreement 7/12/2022 N/A 2288 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74224; PWR SUPPLY, 100-240VAC, 5-2.5A, 50-60HZ. 8/16/2023 N/A 2289 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74224; ETHERNET CABLE, 6 FT., STRAIGHT-THRU 8/16/2023 N/A 2290 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74370; BALL VALVE 2", SS, C1000 9/27/2023 N/A 2291 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74159; CLAMP,HOSE,T-BOLT,SS, 2-1/8" TO 2-4/9" 8/2/2023 N/A 2292 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74159; CLAMP,HOSE,T-BOLT,SS, 2-1/8" TO 2-4/9" 8/2/2023 N/A 2293 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 72476; DUAL MODE SYSTEM CONTROLLER 7/25/2022 N/A 2294 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 73428; DUAL MODE SYSTEM CONTROLLER 1/26/2023 N/A 2295 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74000; FUSE,500V,400A,SEMICONDUCTOR,UL&CSA 6/15/2023 N/A 2296 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74347; FUSE,500V,400A,SEMICONDUCTOR,UL&CSA 9/22/2023 N/A 2297 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74347; FUSE,500V,400A,SEMICONDUCTOR,UL&CSA 9/22/2023 N/A 2298 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74224; PLC CARD, 32PT 24VDC INPUT MODULE 8/16/2023 N/A 2299 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74000; CIR BRKR, 120VAC, 5A, 1 POLE 6/15/2023 N/A 2300 Capstone Green Energy Corporation ROYAL WHOLESALE ELECT Purchase Orders 74347; CABLE, CAT5, SHIELDED ETHERNET 30FT YELL 9/22/2023 N/A 2301 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; FERRITE, 1/2 RIBBON 26 W/ END MOUNT 6/2/2023 N/A 2302 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; FERRITE, 1/2 RIBBON 26 W/ END MOUNT 6/2/2023 N/A 2303 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74225; CONN,ANDERSON,MOUNT CLAMPS,PP45,3/6 POLE 8/16/2023 N/A 2304 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74225; FUSE,0.3 AMP,CARTRIDGE,5X20MM,FAST ACTIN 8/16/2023 N/A 2305 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74225; FUSE,0.3 AMP,CARTRIDGE,5X20MM,FAST ACTIN 8/16/2023 N/A 2306 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 6/2/2023 N/A 2307 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74162; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 8/3/2023 N/A 2308 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 6/2/2023 N/A 2309 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 6/2/2023 N/A 2310 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 6/2/2023 N/A 2311 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 6/2/2023 N/A 2312 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74053; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 6/27/2023 N/A 2313 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74124; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 7/26/2023 N/A 2314 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 6/2/2023 N/A 38

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2315 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74162; RELAY,SPDT,240VAC,10A,24VDC COIL,INDLAMP 8/3/2023 N/A 2316 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74225; FUSE,10A, CARTRIDGE, 5X20MM, FAST ACTING 8/16/2023 N/A 2317 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74124; RELAY,3PDT,240VAC,10A,24VDC COIL,INDLAMP 7/26/2023 N/A 2318 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74124; SOCKET,RELAY-RH,3PDT,300V,10, DIN-RAIL 7/26/2023 N/A 2319 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; FERRITE, CORE, MATERIAL 28, W/CASE 9/27/2023 N/A 2320 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; FERRITE, CORE, MATERIAL 28, W/CASE 9/27/2023 N/A 2321 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; FERRITE, CORE, MATERIAL 28, W/CASE 9/27/2023 N/A 2322 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73444; TERMINAL BLOCK, POWER, 2 POLE 1/31/2023 N/A 2323 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73785; TERMINAL BLOCK, POWER, 2 POLE 4/18/2023 N/A 2324 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74260; TERMINAL BLOCK, POWER, 2 POLE 8/25/2023 N/A 2325 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74260; TERMINAL BLOCK, POWER, 2 POLE 8/25/2023 N/A 2326 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74260; TERMINAL BLOCK, POWER, 2 POLE 8/25/2023 N/A 2327 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; TERMINAL BLOCK, POWER, 1 POLE 6/2/2023 N/A 2328 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73937; TERMINAL BLOCK, POWER, 1 POLE 6/2/2023 N/A 2329 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73993; TERMINAL BLOCK, POWER, 1 POLE 6/14/2023 N/A 2330 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73993; TERMINAL BLOCK, POWER, 1 POLE 6/14/2023 N/A 2331 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73993; TERMINAL BLOCK, POWER, 1 POLE 6/14/2023 N/A 2332 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; TERMINAL BLOCK, POWER, 1 POLE 9/27/2023 N/A 2333 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73938; FUSEHOLDER,1000V,225-600A,3/8-16 STUD 6/2/2023 N/A 2334 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73938; FUSEHOLDER,1000V,225-600A,3/8-16 STUD 6/2/2023 N/A 2335 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73938; FUSEHOLDER,1000V,225-600A,3/8-16 STUD 6/2/2023 N/A 2336 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73993; CONNECTOR,1-1/2 COMPRESSION,ZINC PL ST 6/14/2023 N/A 2337 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74053; FAN,GASPACK KIT 6/27/2023 N/A 2338 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74260; FAN,GASPACK KIT 8/25/2023 N/A 2339 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74225; FUSE, 5A 600V SEMICOND 8/16/2023 N/A 2340 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; FUSE, 5A 600V SEMICOND 9/27/2023 N/A 2341 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; FUSE, 5A 600V SEMICOND 9/27/2023 N/A 2342 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; FUSE, 8A 250V FASTACT 1/4 X 1-1/4 9/27/2023 N/A 2343 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74371; FUSE, 8A 250V FASTACT 1/4 X 1-1/4 9/27/2023 N/A 2344 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73785; CABLE, CAT5, SHIELDED ETHERNET 25FT BLUE 4/18/2023 N/A 2345 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 74162; CABLE, CAT5, SHIELDED ETHERNET 20FT YELL 8/3/2023 N/A 2346 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73849; XFMR,750VA,1PH,120V-480V,1:2,8%,LEAD 5/3/2023 N/A 2347 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73993; XFMR,750VA,1PH,120V-480V,1:2,8%,LEAD 6/14/2023 N/A 2348 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 73849; FUSE CLIPS, PRIMARY 5/3/2023 N/A 2349 Capstone Green Energy Corporation RS AMERICAS, INC. Purchase Orders 72756; CIRCUIT BREAKER, 3 POLE, 5A 9/20/2022 N/A 2350 Capstone Green Energy Corporation RSP Systems FPP SVS487 WHEDCo 9/1/2013 8/31/2027 2351 Capstone Green Energy Corporation RSP Systems FPP SVS625 New School 10/1/2014 9/30/2023 2352 Capstone Green Energy Corporation RSP Systems FPP SVS623 Chelsea Courtyard 11/1/2014 10/31/2023 2353 Capstone Green Energy Corporation RSP Systems FPP SVS624 29 Flatbush 12/1/2014 11/30/2023 2354 Capstone Green Energy Corporation RSP Systems FPP SVS626 North 4th St 1/1/2015 12/31/2023 2355 Capstone Green Energy Corporation RSP Systems FPP SVS649 Hunter's Point B 4/1/2015 3/31/2024 2356 Capstone Green Energy Corporation RSP Systems FPP SVS650 Hunter's Point A 4/1/2015 3/31/2024 2357 Capstone Green Energy Corporation RSP Systems FPP SVS651 Archer Hotel 4/1/2015 3/31/2024 2358 Capstone Green Energy Corporation RSP Systems FPP SVS675 Marriott Fairfield 6/1/2015 5/31/2024 2359 Capstone Green Energy Corporation RSP Systems FPP SVS709 Riverwalk 7 11/1/2015 10/31/2024 2360 Capstone Green Energy Corporation RSP Systems FPP SVS786 7 Bryant Park 9/1/2016 8/31/2025 2361 Capstone Green Energy Corporation RSP Systems FPP SVS787 Beecher Road School 9/1/2016 8/31/2025 2362 Capstone Green Energy Corporation RSP Systems FPP SVS788 Compass 1A/1B 9/1/2016 8/31/2025 2363 Capstone Green Energy Corporation RSP Systems FPP SVS811 River Park Residences 9/1/2016 8/31/2025 2364 Capstone Green Energy Corporation RSP Systems FPP SVS816 626 Flatbush 10/1/2016 9/30/2025 2365 Capstone Green Energy Corporation RSP Systems FPP SVS830 Hudson Yards Tower C 3/1/2017 2/28/2026 2366 Capstone Green Energy Corporation RSP Systems FPP SVS869 San Remo 10/1/2017 9/30/2026 2367 Capstone Green Energy Corporation RSP Systems FPP SVS870 133 Greenwich 10/1/2017 9/30/2026 2368 Capstone Green Energy Corporation RSP Systems FPP SVS871 Even Hotel 10/1/2017 9/30/2026 2369 Capstone Green Energy Corporation RSP Systems FPP SVS872 6636 Yellowstone 10/1/2017 9/30/2026 2370 Capstone Green Energy Corporation RSP Systems FPP SVS875 RIU Hotel - Times Square 10/1/2017 9/30/2026 2371 Capstone Green Energy Corporation RSP Systems FPP SVS876 RIU Hotel - NY Riser 10/1/2017 9/30/2026 2372 Capstone Green Energy Corporation RSP Systems FPP SVS884 Morris Park 12/1/2017 11/30/2026 2373 Capstone Green Energy Corporation RSP Systems FPP SVS065 Millennium Towers Residence 3/1/2018 2/28/2027 2374 Capstone Green Energy Corporation RSP Systems FPP SVS928 Fresh Direct 4/1/2018 3/31/2027 2375 Capstone Green Energy Corporation RSP Systems FPP SVS930 POD Hotel 5/1/2018 4/30/2027 39

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2376 Capstone Green Energy Corporation RSP Systems FPP SVS936 Compass 2A 6/1/2018 5/31/2027 2377 Capstone Green Energy Corporation RSP Systems FPP SVS937 Compass 2B 6/1/2018 5/31/2027 2378 Capstone Green Energy Corporation RSP Systems FPP SVS061 Frito Lay 9/1/2018 9/1/2023 2379 Capstone Green Energy Corporation RSP Systems FPP SVS167 Visionaire Condominium 10/1/2018 9/30/2023 2380 Capstone Green Energy Corporation RSP Systems FPP SVS974 3475 3rd Avenue 11/1/2018 10/31/2027 2381 Capstone Green Energy Corporation RSP Systems FPP SVS975 Crowne Plaza 11/1/2018 10/31/2027 2382 Capstone Green Energy Corporation RSP Systems FPP SVS996 Branford High School 3/1/2019 2/29/2024 2383 Capstone Green Energy Corporation RSP Systems FPP SVS168 Christian Health Care Center 4/1/2019 3/31/2024 2384 Capstone Green Energy Corporation RSP Systems FPP SVS557 Bronx Zoo 4/1/2019 3/31/2024 2385 Capstone Green Energy Corporation RSP Systems FPP SVS997 Compass 5 4/1/2019 3/31/2028 2386 Capstone Green Energy Corporation RSP Systems FPP SVS998 Morris Park 2 4/1/2019 3/31/2028 2387 Capstone Green Energy Corporation RSP Systems FPP SVS1003 MSKCC 4/1/2019 3/31/2029 2388 Capstone Green Energy Corporation RSP Systems FPP SVS1004 Village East 4/1/2019 3/31/2029 2389 Capstone Green Energy Corporation RSP Systems FPP SVS1005 Jackson Ave 4/1/2019 3/31/2029 2390 Capstone Green Energy Corporation RSP Systems FPP SVS191 720 Park Avenue 5/1/2019 4/30/2024 2391 Capstone Green Energy Corporation RSP Systems FPP SVS192 Columbia University 5/1/2019 4/30/2024 2392 Capstone Green Energy Corporation RSP Systems FPP SVS1022 Host Marriott 5/1/2019 4/30/2024 2393 Capstone Green Energy Corporation RSP Systems FPP SVS1055 King's County Hospital 9/15/2019 9/14/2029 2394 Capstone Green Energy Corporation RSP Systems FPP SVS602 Firestone Bristol 10/1/2019 9/30/2024 2395 Capstone Green Energy Corporation RSP Systems FPP SVS254 Clinton Green North 12/1/2019 11/30/2024 2396 Capstone Green Energy Corporation RSP Systems FPP SVS255 Clinton Green South 12/1/2019 11/30/2024 2397 Capstone Green Energy Corporation RSP Systems FPP SVS265 Pickman Building 1/14/2020 1/13/2025 2398 Capstone Green Energy Corporation RSP Systems FPP SVS613 Great Neck WWTP 3/1/2020 2/28/2030 2399 Capstone Green Energy Corporation RSP Systems FPP SVS1002 NYU - 370 Jay St 4/1/2020 3/31/2029 2400 Capstone Green Energy Corporation RSP Systems FPP SVS1138 Rome Hospital 5/1/2020 4/30/2025 2401 Capstone Green Energy Corporation RSP Systems FPP SVS601 Derby Middle School 7/1/2020 6/30/2025 2402 Capstone Green Energy Corporation RSP Systems FPP SVS1046 Oneida County Waste Water 8/1/2020 7/31/2024 2403 Capstone Green Energy Corporation RSP Systems FPP SVS777 Dominion OPS Building 8/1/2020 7/31/2025 2404 Capstone Green Energy Corporation RSP Systems FPP SVS947 Suny ESF 8/1/2020 7/31/2027 2405 Capstone Green Energy Corporation RSP Systems FPP SVS1152 Binghamton-Johnson City WW 8/1/2020 7/31/2025 2406 Capstone Green Energy Corporation RSP Systems FPP SVS500 NYS Thruway 10/18/2020 10/17/2025 2407 Capstone Green Energy Corporation RSP Systems FPP SVS1164 Riverwalk 8 11/1/2020 10/31/2030 2408 Capstone Green Energy Corporation RSP Systems FPP SVS335 Casa North 12/1/2020 11/30/2025 2409 Capstone Green Energy Corporation RSP Systems FPP SVS532 Casa South 12/1/2020 11/30/2025 2410 Capstone Green Energy Corporation RSP Systems FPP SVS1085 Huntington Center 1/1/2021 12/31/2027 2411 Capstone Green Energy Corporation RSP Systems FPP SVS1006 SUNY Cobleskill (Sell to Win) 1/10/2021 1/9/2024 2412 Capstone Green Energy Corporation RSP Systems FPP SVS348 Dominion East Ohio 1/12/2021 1/11/2026 2413 Capstone Green Energy Corporation RSP Systems FPP SVS990 ProMedica Wildwood 1/23/2021 1/22/2024 2414 Capstone Green Energy Corporation RSP Systems FPP SVS1189 Harbec Plastics 3/1/2021 2/28/2026 2415 Capstone Green Energy Corporation RSP Systems FPP SVS1201 One Vanderbilt 3/30/2021 3/29/2031 2416 Capstone Green Energy Corporation RSP Systems FPP SVS362 Fountain House 5/1/2021 4/30/2026 2417 Capstone Green Energy Corporation RSP Systems FPP SVS1223 Versailles 5/26/2021 5/25/2031 2418 Capstone Green Energy Corporation RSP Systems FPP SVS293 SCME 9/1/2021 8/31/2026 2419 Capstone Green Energy Corporation RSP Systems FPP SVS1269 14-14 Central 9/24/2021 9/23/2031 2420 Capstone Green Energy Corporation RSP Systems FPP SVS1267 La Central A 10/1/2021 9/30/2031 2421 Capstone Green Energy Corporation RSP Systems FPP SVS1268 La Central B 10/1/2021 9/30/2031 2422 Capstone Green Energy Corporation RSP Systems FPP SVS784 Syracuse VA Medical Center 11/1/2021 10/31/2026 2423 Capstone Green Energy Corporation RSP Systems FPP SVS1165 Manahttan West NE Tower 1/1/2022 12/31/2026 2424 Capstone Green Energy Corporation RSP Systems FPP SVS482 Allied Converters 3/1/2022 2/28/2027 2425 Capstone Green Energy Corporation RSP Systems FPP SVS1272 RIU 47 3/1/2022 2/29/2032 2426 Capstone Green Energy Corporation RSP Systems FPP SVS1290 Copeland Oaks 3/31/2022 3/30/2032 2427 Capstone Green Energy Corporation RSP Systems FPP SVS1312 Rome Water Pollution Control Fac 5/25/2022 5/24/2027 2428 Capstone Green Energy Corporation RSP Systems FPP SVS483 130 West 12th St. 8/27/2022 8/26/2027 2429 Capstone Green Energy Corporation RSP Systems FPP SVS488 - 3 West Farms 9/1/2022 8/31/2027 2430 Capstone Green Energy Corporation RSP Systems FPP SVS489 - 4/5 West Farms 9/1/2022 8/31/2027 2431 Capstone Green Energy Corporation RSP Systems FPP SVS490 - 6 West Farms 9/1/2022 8/31/2027 2432 Capstone Green Energy Corporation RSP Systems FPP SVS693 Ithaca Area Waste Water 9/12/2022 9/11/2027 2433 Capstone Green Energy Corporation RSP Systems FPP SVS499 Twinsburg WWTP 11/1/2022 10/31/2027 2434 Capstone Green Energy Corporation RSP Systems FPP SVS521 The Palace Hotel 11/18/2022 11/17/2027 2435 Capstone Green Energy Corporation RSP Systems FPP SVS516 Pomfret School 11/21/2022 11/20/2027 2436 Capstone Green Energy Corporation RSP Systems FPP SVS510 DHL 12/1/2022 11/30/2027 40

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2437 Capstone Green Energy Corporation RSP Systems FPP SVS064 Astor Wine & Spirits 5/1/2023 4/30/2028 2438 Capstone Green Energy Corporation RSP Systems FPP SVS736 Toledo Museum of Art - Glass Pavi 5/29/2023 5/28/2028 2439 Capstone Green Energy Corporation RSP Systems FPP SVS942 Clinton Hills 6/15/2023 6/14/2028 2440 Capstone Green Energy Corporation RSP Systems Partner Agreements Distributor Agreement 4/14/2020 4/13/2025 2441 Capstone Green Energy Corporation Salesforce IT Software 5/27/2020 5/26/2024 2442 Capstone Green Energy Corporation SAP SE IT SAP software licenses 1/1/2002 N/A 2443 Capstone Green Energy Corporation Saratoga Energy Resources Limited Partner Agreements Distributor Agreement 2/7/2022 2/6/2025 2444 Capstone Green Energy Corporation Sarlin OY AB FPP SVS1025 Cesta 5/6/2019 5/5/2024 2445 Capstone Green Energy Corporation Sarlin OY AB FPP SVS862 Tampere 6/11/2019 6/10/2024 2446 Capstone Green Energy Corporation Sarlin OY AB Partner Agreements Distributor Agreement 1/22/2021 1/21/2024 2447 Capstone Green Energy Corporation Scale MicroGrids Operating Leases C1000; 10895 7/1/2023 12/31/2028 2448 Capstone Green Energy Corporation Scale MicroGrids Operating Leases C1000; 10896 7/1/2023 12/31/2028 2449 Capstone Green Energy Corporation Scale MicroGrids Operating Leases C1000; 10922 7/1/2023 12/31/2028 2450 Capstone Green Energy Corporation Scale MicroGrids Operating Leases C1000; 10923 8/1/2023 1/31/2029 2451 Capstone Green Energy Corporation Scale MicroGrids Operating Leases C1000; 10924 8/1/2023 1/31/2029 2452 Capstone Green Energy Corporation SCE Energy Limited Partner Agreements Distributor Agreement 7/15/2020 7/14/2023 2453 Capstone Green Energy Corporation SCE Energy Ltd Equipment Leases Equipment lease for C200 turbine 7/1/2022 6/30/2025 2454 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72502; SHAFT ASSY, GENERATOR MAGNET, C30 7/27/2022 N/A 2455 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72502; SHAFT ASSY, GENERATOR MAGNET, C30 7/27/2022 N/A 2456 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73487; TIEBOLT, TURBINE 2/10/2023 N/A 2457 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73319; DOUBLE DIAPHRAGM, ROTOR, C30 1/5/2023 N/A 2458 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73077; THRUST SHAFT,MACHINED,C30 11/22/2022 N/A 2459 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 71534; DOUBLE DIAPHRAGM 1/24/2022 N/A 2460 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73059; DOUBLE DIAPHRAGM, C65 11/17/2022 N/A 2461 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 70477; DOUBLE DIAPHRAGM, C65 8/16/2021 N/A 2462 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73059; DOUBLE DIAPHRAGM, C65 11/17/2022 N/A 2463 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73059; DOUBLE DIAPHRAGM, C65 11/17/2022 N/A 2464 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73490; MAG SHAFT ASSY,FB-RFC 2/10/2023 N/A 2465 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 73488; THRUST SHAFT,FB-RFC 2/10/2023 N/A 2466 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72501; THRUST SHAFT,FB-RFC 7/27/2022 N/A 2467 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 71084; THRUST SHAFT,MACHINED,C65 11/10/2021 N/A 2468 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74045; THRUST SHAFT,MACHINED,C65 6/23/2023 N/A 2469 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74045; THRUST SHAFT,MACHINED,C65 6/23/2023 N/A 2470 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74045; THRUST SHAFT,MACHINED,C65 6/23/2023 N/A 2471 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74045; THRUST SHAFT,MACHINED,C65 6/23/2023 N/A 2472 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72792; SHAFT ASSY, GENERATOR MAGNET, C65 9/23/2022 N/A 2473 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2474 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2475 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2476 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2477 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2478 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2479 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2480 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2481 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2482 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2483 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2484 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2485 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2486 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2487 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2488 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2489 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2490 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2491 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2492 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 74002; SHAFT ASSY, GENERATOR MAGNET, C65 6/15/2023 N/A 2493 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2494 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2495 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2496 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2497 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 41

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2498 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2499 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2500 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2501 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2502 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2503 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2504 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2505 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2506 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2507 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2508 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2509 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2510 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2511 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2512 Capstone Green Energy Corporation SCHNEIDER'S MANUFACTURING CO., INC Purchase Orders 72794; GENERATOR MAGNET SHAFT ASSEMBLY 9/23/2022 N/A 2513 Capstone Green Energy Corporation SD Advance Engineering Sdn Bhd FPP SVS1137 LAHO Platform 7/1/2020 6/30/2025 2514 Capstone Green Energy Corporation SD Advanced Engineering Sdn Bhd/Serba Dinamik Sdn Bhd Partner Agreements Distributor Agreement 2/21/2019 2/20/2022 2515 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 4.00" LENGTH 7/26/2023 N/A 2516 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 4.00" LENGTH 7/26/2023 N/A 2517 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 4.00" LENGTH 7/26/2023 N/A 2518 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 4.00" LENGTH 7/26/2023 N/A 2519 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 4.00" LENGTH 7/26/2023 N/A 2520 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 4.00" LENGTH 7/26/2023 N/A 2521 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 2.00" LENGTH 7/26/2023 N/A 2522 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 2.00" LENGTH 7/26/2023 N/A 2523 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 2.00" LENGTH 7/26/2023 N/A 2524 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 2.00" LENGTH 7/26/2023 N/A 2525 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 74122; INSULATOR, STRIP, ASSEMBLY, 2.00" LENGTH 7/26/2023 N/A 2526 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 73894; INSULATOR, NOMEX, PRE-CHARGE ASSY, C60 5/16/2023 N/A 2527 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 73894; PLUG, AIRFLOW, C1000 COMM CABLES 5/16/2023 N/A 2528 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 73894; PLUG, AIRFLOW, C1000 COMM CABLES 5/16/2023 N/A 2529 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 73894; PLUG, AIRFLOW, C1000 COMM CABLES 5/16/2023 N/A 2530 Capstone Green Energy Corporation SEAL METHODS, INC Purchase Orders 73894; INSULATOR, NOMEX, .030 THICK 5/16/2023 N/A 2531 Capstone Green Energy Corporation Sekito Sdn Bhd Partner Agreements Distributor Agreement 2/8/2022 2/7/2025 2532 Capstone Green Energy Corporation SELCO PRODUCTS CO. Purchase Orders 73273; SENSOR, CAPILLARY THERMOSTAT 12/27/2022 N/A 2533 Capstone Green Energy Corporation SELCO PRODUCTS CO. Purchase Orders 73273; SENSOR, CAPILLARY THERMOSTAT 12/27/2022 N/A 2534 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73196; IGBT, SKIIP2,2-PACK,600A,1200V,SMTH HTSK 12/13/2022 N/A 2535 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73210; IGBT, SKIIP2,2-PACK,600A,1200V,SMTH HTSK 12/16/2022 N/A 2536 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73243; IGBT, SKIIP2,2-PACK,600A,1200V,SMTH HTSK 12/21/2022 N/A 2537 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73243; IGBT, SKIIP2,2-PACK,600A,1200V,SMTH HTSK 12/21/2022 N/A 2538 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73243; IGBT, SKIIP2,2-PACK,600A,1200V,SMTH HTSK 12/21/2022 N/A 2539 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73243; IGBT, SKIIP2,2-PACK,600A,1200V,SMTH HTSK 12/21/2022 N/A 2540 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73211; IGBT, SKIIP2,2-PACK,600A,1200V,SRTD HTSK 12/16/2022 N/A 2541 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73211; IGBT, SKIIP2,2-PACK,600A,1200V,SRTD HTSK 12/16/2022 N/A 2542 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73244; IGBT, SKIIP2,2-PACK,600A,1200V,SRTD HTSK 12/21/2022 N/A 2543 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73244; IGBT, SKIIP2,2-PACK,600A,1200V,SRTD HTSK 12/21/2022 N/A 2544 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2545 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2546 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2547 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2548 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2549 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2550 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2551 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2552 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT C6X 2/10/2022 N/A 2553 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73197; IGBT C6X 12/13/2022 N/A 2554 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73197; IGBT C6X 12/13/2022 N/A 2555 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; LCM Output IGBT C6X 2/10/2022 N/A 2556 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; LCM Output IGBT C6X 2/10/2022 N/A 2557 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; LCM Output IGBT C6X 2/10/2022 N/A 2558 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; LCM Output IGBT C6X 2/10/2022 N/A 42

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2559 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; LCM Output IGBT C6X 2/10/2022 N/A 2560 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; LCM Output IGBT C6X 2/10/2022 N/A 2561 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; LCM Output IGBT C6X 2/10/2022 N/A 2562 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73198; LCM Output IGBT C6X 12/13/2022 N/A 2563 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72704; LCM Neutral IGBT C6X 9/9/2022 N/A 2564 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72965; LCM Neutral IGBT C6X 10/27/2022 N/A 2565 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73199; LCM Neutral IGBT C6X 12/13/2022 N/A 2566 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73199; LCM Neutral IGBT C6X 12/13/2022 N/A 2567 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; CAP.BANK, C200, SUB-ASSY, 8 CAPS 2/10/2022 N/A 2568 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; CAP.BANK, C200, SUB-ASSY, 8 CAPS 2/10/2022 N/A 2569 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2570 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2571 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2572 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2573 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2574 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2575 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2576 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2577 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2578 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2579 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2580 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2581 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2582 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2583 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2584 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2585 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2586 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2587 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/10/2022 N/A 2588 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73362; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 1/17/2023 N/A 2589 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73362; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 1/17/2023 N/A 2590 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73362; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 1/17/2023 N/A 2591 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73362; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 1/17/2023 N/A 2592 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73362; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 1/17/2023 N/A 2593 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73362; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 1/17/2023 N/A 2594 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73565; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 2/24/2023 N/A 2595 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73823; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 4/26/2023 N/A 2596 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73823; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 4/26/2023 N/A 2597 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73823; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 4/26/2023 N/A 2598 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73823; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 4/26/2023 N/A 2599 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73823; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 4/26/2023 N/A 2600 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73940; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 6/2/2023 N/A 2601 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73940; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 6/2/2023 N/A 2602 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73940; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 6/2/2023 N/A 2603 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73940; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 6/2/2023 N/A 2604 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73940; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 6/2/2023 N/A 2605 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74152; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 8/1/2023 N/A 2606 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74152; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 8/1/2023 N/A 2607 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74152; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 8/1/2023 N/A 2608 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74152; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 8/1/2023 N/A 2609 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74152; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 8/1/2023 N/A 2610 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74152; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 8/1/2023 N/A 2611 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74152; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 8/1/2023 N/A 2612 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302102; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 4/2/2021 N/A 2613 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302149; IGBT, SKIIP3,2-PACK,1200A,1200V,SMTH 6/29/2021 N/A 2614 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73949; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 6/6/2023 N/A 2615 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73949; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 6/6/2023 N/A 2616 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73949; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 6/6/2023 N/A 2617 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73949; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 6/6/2023 N/A 2618 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74203; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 8/11/2023 N/A 2619 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74203; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 8/11/2023 N/A 43

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2620 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74203; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 8/11/2023 N/A 2621 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74203; IGBT, SKIIP3, 3PH/300A + 1PH/400A, HTSK 8/11/2023 N/A 2622 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 2/10/2022 N/A 2623 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 2/10/2022 N/A 2624 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 302220; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 2/10/2022 N/A 2625 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72377; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 7/12/2022 N/A 2626 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72377; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 7/12/2022 N/A 2627 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72648; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 8/29/2022 N/A 2628 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72648; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 8/29/2022 N/A 2629 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72648; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 8/29/2022 N/A 2630 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72648; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 8/29/2022 N/A 2631 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72865; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 10/12/2022 N/A 2632 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 72865; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 10/12/2022 N/A 2633 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73074; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 11/18/2022 N/A 2634 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73824; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 4/26/2023 N/A 2635 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74153; IGBT, SKIIP3, 6-PACK, 200A, 1200V, SRTD 8/1/2023 N/A 2636 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73951; IGBT, SKIIP3, 1PH/400A, HTSK 6/6/2023 N/A 2637 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73951; IGBT, SKIIP3, 1PH/400A, HTSK 6/6/2023 N/A 2638 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74204; IGBT, SKIIP3, 1PH/400A, HTSK 8/11/2023 N/A 2639 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74204; IGBT, SKIIP3, 1PH/400A, HTSK 8/11/2023 N/A 2640 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73952; IGBT, SKIIP3, 3PH 300A, HTSK 6/6/2023 N/A 2641 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73952; IGBT, SKIIP3, 3PH 300A, HTSK 6/6/2023 N/A 2642 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73952; IGBT, SKIIP3, 3PH 300A, HTSK 6/6/2023 N/A 2643 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 73952; IGBT, SKIIP3, 3PH 300A, HTSK 6/6/2023 N/A 2644 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74205; IGBT, SKIIP3, 3PH 300A, HTSK 8/11/2023 N/A 2645 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74205; IGBT, SKIIP3, 3PH 300A, HTSK 8/11/2023 N/A 2646 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74205; IGBT, SKIIP3, 3PH 300A, HTSK 8/11/2023 N/A 2647 Capstone Green Energy Corporation SEMIKRON, INC. Purchase Orders 74205; IGBT, SKIIP3, 3PH 300A, HTSK 8/11/2023 N/A 2648 Capstone Green Energy Corporation Sermatech International Purchase Orders 73850; TURBINE NOZZLE, COATED (101.5%) 5/4/2023 N/A 2649 Capstone Green Energy Corporation Servelect s.r.l. FPP SVS1257 Cemacon 11/1/2021 10/31/2031 2650 Capstone Green Energy Corporation Servelect s.r.l. Partner Agreements Distributor Agreement 6/15/2023 6/14/2026 2651 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ASSY, FRAME & ROOF, C60 LIP 5/4/2022 N/A 2652 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ASSY, FRAME & ROOF, C60 LIP 5/4/2022 N/A 2653 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ASSY, FRAME & ROOF, C60 LIP 5/4/2022 N/A 2654 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; KIT, PANEL, C60 LIP 5/4/2022 N/A 2655 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; KIT, PANEL, C60 LIP 5/4/2022 N/A 2656 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; KIT, PANEL, C60 LIP 5/4/2022 N/A 2657 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; DOOR ASSEMBLY, FRONT - C65 5/4/2022 N/A 2658 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; DOOR ASSEMBLY, FRONT - C65 5/4/2022 N/A 2659 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; DOOR ASSEMBLY, FRONT - C65 5/4/2022 N/A 2660 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; PANEL ASSY, DISPLAY - C65 5/4/2022 N/A 2661 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; PANEL ASSY, DISPLAY - C65 5/4/2022 N/A 2662 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; PANEL ASSY, DISPLAY - C65 5/4/2022 N/A 2663 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ROOF CLAMP ASSY,UPPER BAR,ROOF,C60 LIP 5/4/2022 N/A 2664 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ROOF CLAMP ASSY,UPPER BAR,ROOF,C60 LIP 5/4/2022 N/A 2665 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ROOF CLAMP ASSY,UPPER BAR,ROOF,C60 LIP 5/4/2022 N/A 2666 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ROOF CLAMP,LOWER BAR,ROOF,C60 LIP 5/4/2022 N/A 2667 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ROOF CLAMP,LOWER BAR,ROOF,C60 LIP 5/4/2022 N/A 2668 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ROOF CLAMP,LOWER BAR,ROOF,C60 LIP 5/4/2022 N/A 2669 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ENGINE FRAME ASSY, C65 5/4/2022 N/A 2670 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ENGINE FRAME ASSY, C65 5/4/2022 N/A 2671 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; ENGINE FRAME ASSY, C65 5/4/2022 N/A 2672 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; EXHAUST STACK ASSY, C65 5/4/2022 N/A 2673 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; EXHAUST STACK ASSY, C65 5/4/2022 N/A 2674 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; EXHAUST STACK ASSY, C65 5/4/2022 N/A 2675 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; Platform C60 RE-USABLE Pkg 5/4/2022 N/A 2676 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; Platform C60 RE-USABLE Pkg 5/4/2022 N/A 2677 Capstone Green Energy Corporation SHANGHAI AEROSPACE ENERGY CO. , LTD Purchase Orders 302233; Platform C60 RE-USABLE Pkg 5/4/2022 N/A 2678 Capstone Green Energy Corporation SMALLEY STEEL RING CO. Purchase Orders 74226; SPRING, SPIRAL - HEAT SHIELD 8/16/2023 N/A 2679 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 73984; DPC Inverter Inductor C30 6/13/2023 N/A 2680 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 302278; LCM Inductor C6X 10/20/2022 N/A 44

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2681 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 302278; LCM Inductor C6X 10/20/2022 N/A 2682 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 302278; LCM Inductor C6X 10/20/2022 N/A 2683 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 302278; LCM Inductor C6X 10/20/2022 N/A 2684 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 302278; LCM Inductor C6X 10/20/2022 N/A 2685 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 302236; ECM Generator Inductor C6X 5/11/2022 N/A 2686 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 73986; IND,3X FLTR IND,900UH 40ADC HEV/BCT 6/13/2023 N/A 2687 Capstone Green Energy Corporation SPANG & COMPANY Purchase Orders 73986; IND,3X FLTR IND,900UH 40ADC HEV/BCT 6/13/2023 N/A 2688 Capstone Green Energy Corporation Spetco International Petroleum Company W.L.L. Partner Agreements National Account Agreement 6/21/2020 6/20/2023 2689 Capstone Green Energy Corporation SSH Property Operating Leases C1000; 11023 5/15/2023 5/15/2026 2690 Capstone Green Energy Corporation SSH Property Operating Leases C1000; 11036 5/15/2023 5/15/2026 2691 Capstone Green Energy Corporation SSH Property Operating Leases C1000; 10252 7/1/2023 6/30/2026 2692 Capstone Green Energy Corporation Steinbrenner Racing, LLC Other Sponsorship agreement 2/23/2023 N/A 2693 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS826 Oleaginosas San Marcos 12/23/2016 12/22/2025 2694 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS987 Nuestro Monteria 12/1/2018 11/30/2023 2695 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS1011 Celsia - Serena del Mar 3/29/2019 3/28/2024 2696 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS1057 Arclad 9/24/2019 9/23/2029 2697 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS1062 GDO 10/7/2019 10/6/2028 2698 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS1142 Lioreda S.A. 8/21/2020 8/20/2025 2699 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS434 Aceites Del Llano 4/2/2021 4/1/2031 2700 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS1113 CELSIA - Serena del Mar, Triangu 3/30/2022 3/29/2030 2701 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS951 Karibana Hotel 1/1/2023 3/31/2027 2702 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS1406 Estacion Palomino 4/3/2023 4/2/2033 2703 Capstone Green Energy Corporation Supernova Energy Services SAS FPP SVS1416 Estacion Paiva 4/3/2023 4/2/2029 2704 Capstone Green Energy Corporation Supernova Energy Services SAS Partner Agreements Distributor Agreement 5/28/2021 5/27/2024 2705 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74063; THRUST SPACER 6/28/2023 N/A 2706 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 73071; BLOWER, GENERATOR 11/18/2022 N/A 2707 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 73071; BLOWER, GENERATOR 11/18/2022 N/A 2708 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 73071; BLOWER, GENERATOR 11/18/2022 N/A 2709 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 73071; BLOWER, GENERATOR 11/18/2022 N/A 2710 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74354; THRUST HOUSING ASSEMBLY 9/26/2023 N/A 2711 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74354; THRUST HOUSING ASSEMBLY 9/26/2023 N/A 2712 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74354; THRUST HOUSING ASSEMBLY 9/26/2023 N/A 2713 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74354; THRUST HOUSING ASSEMBLY 9/26/2023 N/A 2714 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302182; BLOWER, GENERATOR 9/8/2021 N/A 2715 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302182; BLOWER, GENERATOR 9/8/2021 N/A 2716 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302295; BLOWER, GENERATOR 3/13/2023 N/A 2717 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302295; BLOWER, GENERATOR 3/13/2023 N/A 2718 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302295; BLOWER, GENERATOR 3/13/2023 N/A 2719 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302295; BLOWER, GENERATOR 3/13/2023 N/A 2720 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74064; PLATE, THRUST - LABYRINTH SEAL 6/28/2023 N/A 2721 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74064; PLATE, THRUST - LABYRINTH SEAL 6/28/2023 N/A 2722 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74064; PLATE, THRUST - LABYRINTH SEAL 6/28/2023 N/A 2723 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74064; PLATE, THRUST - LABYRINTH SEAL 6/28/2023 N/A 2724 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74064; PLATE, THRUST - LABYRINTH SEAL 6/28/2023 N/A 2725 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 74064; PLATE, THRUST - LABYRINTH SEAL 6/28/2023 N/A 2726 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 70040; TURBINE ROTOR, MACHINED,C60 6/9/2021 N/A 2727 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #2 BEARING SUPPORT ASSY 7/27/2022 N/A 2728 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #2 BEARING SUPPORT ASSY 7/27/2022 N/A 2729 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #2 BEARING SUPPORT ASSY 7/27/2022 N/A 2730 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #2 BEARING SUPPORT ASSY 7/27/2022 N/A 2731 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #2 BEARING SUPPORT ASSY 7/27/2022 N/A 2732 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2733 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2734 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2735 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2736 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2737 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2738 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2739 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2740 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2741 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 45

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2742 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2743 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2744 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2745 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302152; #3 BEARING HOUSING ASSY - MACHINED 7/7/2021 N/A 2746 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2747 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2748 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2749 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2750 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2751 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2752 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2753 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2754 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302288; #3 BEARING HOUSING ASSY - MACHINED 1/5/2023 N/A 2755 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 73250; #2 BEARING SUPPORT, C65, MACHINED 12/22/2022 N/A 2756 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 73250; #2 BEARING SUPPORT, C65, MACHINED 12/22/2022 N/A 2757 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 73250; #2 BEARING SUPPORT, C65, MACHINED 12/22/2022 N/A 2758 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C65, MACHINED 7/27/2022 N/A 2759 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C65, MACHINED 7/27/2022 N/A 2760 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C65, MACHINED 7/27/2022 N/A 2761 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C65, MACHINED 7/27/2022 N/A 2762 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C65, MACHINED 7/27/2022 N/A 2763 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C65, MACHINED 7/27/2022 N/A 2764 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C65, MACHINED 7/27/2022 N/A 2765 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C200, MACHINED 7/27/2022 N/A 2766 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C200, MACHINED 7/27/2022 N/A 2767 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C200, MACHINED 7/27/2022 N/A 2768 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C200, MACHINED 7/27/2022 N/A 2769 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C200, MACHINED 7/27/2022 N/A 2770 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C200, MACHINED 7/27/2022 N/A 2771 Capstone Green Energy Corporation T.H.T. MACHINING, INC. Purchase Orders 302252; #1 BEARING SUPPORT, C200, MACHINED 7/27/2022 N/A 2772 Capstone Green Energy Corporation Taylor Leasing Corporation Equipment Leases Equipment lease for Taylor Model X-550M Industrial Lift Truck 7/29/2020 7/29/2025 2773 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2774 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2775 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2776 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2777 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2778 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2779 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2780 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2781 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2782 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2783 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2784 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2785 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2786 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2787 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2788 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2789 Capstone Green Energy Corporation TCI Precision Metals, Inc. Purchase Orders 302280; SHAFT, THRUST, MACHINED 10/26/2022 N/A 2790 Capstone Green Energy Corporation Technical Solutions to Industry FZE Partner Agreements Distributor Agreement 1/20/2020 1/19/2023 2791 Capstone Green Energy Corporation Tecmark Corporation Purchase Orders 73287; PRESSURE SWITCH, TECHMARK, SWITCH ONLY 12/29/2022 N/A 2792 Capstone Green Energy Corporation Tecmark Corporation Purchase Orders 73287; PRESSURE SWITCH, TECHMARK, SWITCH ONLY 12/29/2022 N/A 2793 Capstone Green Energy Corporation Tecmark Corporation Purchase Orders 74166; PRESSURE SWITCH, TECHMARK, SWITCH ONLY 8/3/2023 N/A 2794 Capstone Green Energy Corporation The Lubrizol Corporation Purchase Orders 74290; PAO Oil - 1 Gallon (C1, C2, C3) 9/6/2023 N/A 2795 Capstone Green Energy Corporation THERMAL STRUCTURES INC. Purchase Orders 73946; INSULATION, HEAT SHIELD 6/5/2023 N/A 2796 Capstone Green Energy Corporation THERMAL STRUCTURES INC. Purchase Orders 74359; INSULATION, HEAT SHIELD 9/26/2023 N/A 2797 Capstone Green Energy Corporation THERMAL STRUCTURES INC. Purchase Orders 72199; CONE / INSULATION ASSEMBLY, HEAT SHIELD 6/2/2022 N/A 2798 Capstone Green Energy Corporation THERMAL STRUCTURES INC. Purchase Orders 73553; CONE / INSULATION ASSEMBLY, HEAT SHIELD 2/22/2023 N/A 2799 Capstone Green Energy Corporation THERMAL STRUCTURES INC. Purchase Orders 73553; CONE / INSULATION ASSEMBLY, HEAT SHIELD 2/22/2023 N/A 2800 Capstone Green Energy Corporation THERMAL STRUCTURES INC. Purchase Orders 74279; CONE / INSULATION ASSEMBLY, HEAT SHIELD 9/1/2023 N/A 2801 Capstone Green Energy Corporation THERMAL STRUCTURES INC. Purchase Orders 74279; CONE / INSULATION ASSEMBLY, HEAT SHIELD 9/1/2023 N/A 2802 Capstone Green Energy Corporation Third Millenium for Construction Material Trading Co. Partner Agreements Distributor Agreement 2/24/2023 2/23/2025 46

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2803 Capstone Green Energy Corporation TOO Synergy Astana Partner Agreements Distributor Agreement 11/16/2022 11/15/2025 2804 Capstone Green Energy Corporation Top-Well Petroleum Technologies Partner Agreements Distributor Agreement 8/22/2022 8/21/2025 2805 Capstone Green Energy Corporation TREG Rental Contracts C1000S,HPNG,DM,UL,C1KC 10/6/2021 5/24/2025 2806 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74191; SHROUD, GENERATOR STATOR 8/9/2023 N/A 2807 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74191; BRACKET, ANDERSON CONNECTOR, 4-POLES 8/9/2023 N/A 2808 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74191; BRACKET, ANDERSON CONNECTOR, 4-POLES 8/9/2023 N/A 2809 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74191; BRACKET, ANDERSON CONNECTOR, 4-POLES 8/9/2023 N/A 2810 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74151; BRACKET, DPC CE EMI FLTR, ANDERSON TOP 7/31/2023 N/A 2811 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74191; PLATE, PRE-CHARGE/EMI ASSY 8/9/2023 N/A 2812 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74191; PLATE, PRE-CHARGE/EMI ASSY 8/9/2023 N/A 2813 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74151; FAN COVER, BCM/LCM, C60 LARGE INDUST PKG 7/31/2023 N/A 2814 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74151; FAN COVER, BCM/LCM, C60 LARGE INDUST PKG 7/31/2023 N/A 2815 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 73264; HRM, COPPER CORE, C65 12/27/2022 N/A 2816 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 73264; HRM, COPPER ASME CORE, C65 12/27/2022 N/A 2817 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 73971; C6X Acoustic Inlet Hood Kit 6/12/2023 N/A 2818 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74151; C6X Acoustic Inlet Hood Kit 7/31/2023 N/A 2819 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74191; PANEL, WOODWARD CONTROLLER 8/9/2023 N/A 2820 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74151; FRAME ASSY, CENTER, GASPACK 7/31/2023 N/A 2821 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74151; PANEL, ROOF, GASPACK 7/31/2023 N/A 2822 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74151; HEAT SHIELD, UCB # GASPACK 7/31/2023 N/A 2823 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74082; ACCESS COVER ASSEMBLY 6/30/2023 N/A 2824 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74082; MOUNT ASSY, LCM OUTPUT FILTER, C200 6/30/2023 N/A 2825 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74082; CHANNEL, BLANKING, C1000 FGBR 6/30/2023 N/A 2826 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74040; EXHAUST BACKFLOW VALVE, 12 INCH 6/22/2023 N/A 2827 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74040; EXHAUST BACKFLOW VALVE, 12 INCH 6/22/2023 N/A 2828 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74082; KIT, SHEET METAL PWR MOD,SHORT, C200 6/30/2023 N/A 2829 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74133; Kit, SHEET METAL BCT C30 7/27/2023 N/A 2830 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74150; Kit, C65 LCM Sheet Metal 7/31/2023 N/A 2831 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74150; Kit, C65 LCM Sheet Metal 7/31/2023 N/A 2832 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74150; Kit, C65 ECM Sheet Metal 7/31/2023 N/A 2833 Capstone Green Energy Corporation TREND TECHNOLOGIES. LLC Purchase Orders 74150; Kit, C65 ECM Sheet Metal 7/31/2023 N/A 2834 Capstone Green Energy Corporation TTI INC Purchase Orders 73347; CONT,200A,800VDC,SPST,9-36VDC EC/CON 1/11/2023 N/A 2835 Capstone Green Energy Corporation TTI INC Purchase Orders 73347; CONT,200A,800VDC,SPST,9-36VDC EC/CON 1/11/2023 N/A 2836 Capstone Green Energy Corporation TTI INC Purchase Orders 73347; CONT,200A,800VDC,SPST,9-36VDC EC/CON 1/11/2023 N/A 2837 Capstone Green Energy Corporation TTI INC Purchase Orders 73347; CONT,200A,800VDC,SPST,9-36VDC EC/CON 1/11/2023 N/A 2838 Capstone Green Energy Corporation TTI INC Purchase Orders 73347; CONT,200A,800VDC,SPST,9-36VDC EC/CON 1/11/2023 N/A 2839 Capstone Green Energy Corporation TTI INC Purchase Orders 302253; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 7/27/2022 N/A 2840 Capstone Green Energy Corporation TTI INC Purchase Orders 73754; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 4/6/2023 N/A 2841 Capstone Green Energy Corporation TTI INC Purchase Orders 73914; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 5/25/2023 N/A 2842 Capstone Green Energy Corporation TTI INC Purchase Orders 73914; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 5/25/2023 N/A 2843 Capstone Green Energy Corporation TTI INC Purchase Orders 73914; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 5/25/2023 N/A 2844 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 6/26/2023 N/A 2845 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 6/26/2023 N/A 2846 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 6/26/2023 N/A 2847 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,AL-EL,2.2MF,450,20%,85C,75X105MM,STU 6/26/2023 N/A 2848 Capstone Green Energy Corporation TTI INC Purchase Orders 73914; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 5/25/2023 N/A 2849 Capstone Green Energy Corporation TTI INC Purchase Orders 73914; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 5/25/2023 N/A 2850 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 6/26/2023 N/A 2851 Capstone Green Energy Corporation TTI INC Purchase Orders 73914; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 5/25/2023 N/A 2852 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 6/26/2023 N/A 2853 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 6/26/2023 N/A 2854 Capstone Green Energy Corporation TTI INC Purchase Orders 74227; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 8/16/2023 N/A 2855 Capstone Green Energy Corporation TTI INC Purchase Orders 74051; CAP,30UF,440VAC,6%,15A,90C,UL,50X95MM 6/26/2023 N/A 2856 Capstone Green Energy Corporation Turbine Heat and Power S.A. Partner Agreements Distributor Agreement 2/12/2021 2/11/2024 2857 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 71267; IMPELLER,COMPRESSOR,MACHINED C30 12/6/2021 N/A 2858 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 71267; IMPELLER,COMPRESSOR,MACHINED C30 12/6/2021 N/A 2859 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 73568; IMPELLER,COMPRESSOR,MACHINED C30 2/27/2023 N/A 2860 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 73568; IMPELLER,COMPRESSOR,MACHINED C30 2/27/2023 N/A 2861 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 73568; IMPELLER,COMPRESSOR,MACHINED C30 2/27/2023 N/A 2862 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 73568; IMPELLER,COMPRESSOR,MACHINED C30 2/27/2023 N/A 2863 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 47

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2864 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2865 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2866 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2867 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2868 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2869 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2870 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2871 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2872 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2873 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2874 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2875 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2876 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2877 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302213; IMPELLER,COMPRESSOR,BALANCED 1/19/2022 N/A 2878 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302188; IMPELLER, COMPRESSOR 9/20/2021 N/A 2879 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302188; IMPELLER, COMPRESSOR 9/20/2021 N/A 2880 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302188; IMPELLER, COMPRESSOR 9/20/2021 N/A 2881 Capstone Green Energy Corporation TURBOCAM INC Purchase Orders 302188; IMPELLER, COMPRESSOR 9/20/2021 N/A 2882 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 73870; SOCKET,RELAY-RH,SPDT,300V,10A,DIN-RAIL 5/9/2023 N/A 2883 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74242; DL06 DC IN /16 MICRO PLC W/DC P/S 8/21/2023 N/A 2884 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 73870; LUG BLOCK, C1000 5/9/2023 N/A 2885 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74362; Check Valve C30, LP NG/LF, RFC Pump 9/27/2023 N/A 2886 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74362; VFD, M200 SIZE 5, IP65 KIT 9/27/2023 N/A 2887 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74362; VFD, M200 SIZE 5, IP65 KIT 9/27/2023 N/A 2888 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74235; CKT BKR 400A 4P,LUGS,ROTARY HANDLE,CONT 8/18/2023 N/A 2889 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74236; CKT BKR 400A 4P,LUGS,ROTARY HANDLE,CONT 8/18/2023 N/A 2890 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74237; CKT BKR 400A 4P,LUGS,ROTARY HANDLE,CONT 8/18/2023 N/A 2891 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74238; CKT BKR 400A 4P,LUGS,ROTARY HANDLE,CONT 8/18/2023 N/A 2892 Capstone Green Energy Corporation TURTLE & HUGHES INC Purchase Orders 74239; CKT BKR 400A 4P,LUGS,ROTARY HANDLE,CONT 8/18/2023 N/A 2893 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; UNDER-SPRING, BEARING, 3 SEG - POWERHEAD 7/18/2018 N/A 2894 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73630; UNDERSPRING, GENERATOR BEARING 3/9/2023 N/A 2895 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 72897; AEROFOIL, GENERATOR BEARING 10/19/2022 N/A 2896 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 72897; AEROFOIL, GENERATOR BEARING 10/19/2022 N/A 2897 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73405; AEROFOIL, #3 BEARING 1/24/2023 N/A 2898 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73405; AEROFOIL, #3 BEARING 1/24/2023 N/A 2899 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73405; AEROFOIL, #3 BEARING 1/24/2023 N/A 2900 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302144; AEROFOIL, #4 BEARING 6/25/2021 N/A 2901 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73817; AEROFOIL, #4 BEARING 4/26/2023 N/A 2902 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73817; AEROFOIL, #4 BEARING 4/26/2023 N/A 2903 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73817; AEROFOIL, #4 BEARING 4/26/2023 N/A 2904 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; AEROFOIL, BEARING, 3-SEG - POWERHEAD 7/18/2018 N/A 2905 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73130; UNDERSPRING, #3 BEARING 12/1/2022 N/A 2906 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 72900; UNDERSPRING, #4 BEARING 10/19/2022 N/A 2907 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73560; SUPPORT, THRUST BEARING, C200 2/23/2023 N/A 2908 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73560; SUPPORT, THRUST BEARING, C200 2/23/2023 N/A 2909 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73560; SUPPORT, THRUST BEARING, C200 2/23/2023 N/A 2910 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 72205; SPRING PLATE, FWD THRUST BEARING, C200 6/3/2022 N/A 2911 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 72205; SPRING PLATE, FWD THRUST BEARING, C200 6/3/2022 N/A 2912 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73562; SPRING PLATE, FWD THRUST BEARING, C200 2/23/2023 N/A 2913 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73562; SPRING PLATE, FWD THRUST BEARING, C200 2/23/2023 N/A 2914 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73562; SPRING PLATE, FWD THRUST BEARING, C200 2/23/2023 N/A 2915 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73562; SPRING PLATE, FWD THRUST BEARING, C200 2/23/2023 N/A 2916 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73408; AEROFOIL, FWD THRUST BEARING, C200 1/24/2023 N/A 2917 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73408; AEROFOIL, FWD THRUST BEARING, C200 1/24/2023 N/A 2918 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73408; AEROFOIL, FWD THRUST BEARING, C200 1/24/2023 N/A 2919 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73408; AEROFOIL, FWD THRUST BEARING, C200 1/24/2023 N/A 2920 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73408; AEROFOIL, FWD THRUST BEARING, C200 1/24/2023 N/A 2921 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73408; AEROFOIL, FWD THRUST BEARING, C200 1/24/2023 N/A 2922 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302146; UNDERSPRING, BEARING 2.23 X 3 6/25/2021 N/A 2923 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302146; UNDERSPRING, BEARING 2.23 X 3 6/25/2021 N/A 2924 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302146; UNDERSPRING, BEARING 2.23 X 3 6/25/2021 N/A 48

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2925 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302146; UNDERSPRING, BEARING 2.23 X 3 6/25/2021 N/A 2926 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302096; AEROFOIL, BEARING 2.23 X 3 3/24/2021 N/A 2927 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302283; AEROFOIL, BEARING 2.23 X 2.244 12/1/2022 N/A 2928 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302283; AEROFOIL, BEARING 2.23 X 2.244 12/1/2022 N/A 2929 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 302283; AEROFOIL, BEARING 2.23 X 2.244 12/1/2022 N/A 2930 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73407; AEROFOIL,AFT THRUST BEARING,C200 1/24/2023 N/A 2931 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73407; AEROFOIL,AFT THRUST BEARING,C200 1/24/2023 N/A 2932 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73407; AEROFOIL,AFT THRUST BEARING,C200 1/24/2023 N/A 2933 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73407; AEROFOIL,AFT THRUST BEARING,C200 1/24/2023 N/A 2934 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73407; AEROFOIL,AFT THRUST BEARING,C200 1/24/2023 N/A 2935 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73407; AEROFOIL,AFT THRUST BEARING,C200 1/24/2023 N/A 2936 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73407; AEROFOIL,AFT THRUST BEARING,C200 1/24/2023 N/A 2937 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; SPRING PLATE, AFT THRUST BEARING,C200 7/18/2018 N/A 2938 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; SPRING PLATE, AFT THRUST BEARING,C200 7/18/2018 N/A 2939 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; SPRING PLATE, AFT THRUST BEARING,C200 7/18/2018 N/A 2940 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; SPRING PLATE, AFT THRUST BEARING,C200 7/18/2018 N/A 2941 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; FBRFC 3 SEG. BEARING AEROFOIL 7/18/2018 N/A 2942 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; FBRFC 3 SEG. BEARING AEROFOIL 7/18/2018 N/A 2943 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73559; FBRFC 3 SEG. BEARING AEROFOIL 2/23/2023 N/A 2944 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73559; FBRFC 3 SEG. BEARING AEROFOIL 2/23/2023 N/A 2945 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73559; FBRFC 3 SEG. BEARING AEROFOIL 2/23/2023 N/A 2946 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73559; FBRFC 3 SEG. BEARING AEROFOIL 2/23/2023 N/A 2947 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73131; Anvil, C60 aft thrust brg 12/1/2022 N/A 2948 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; Spring Plate, C60 aft thrust brg 7/18/2018 N/A 2949 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; Spring Plate, C60 aft thrust brg 7/18/2018 N/A 2950 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 72903; Aerofoil, C60 aft thrust brg 10/19/2022 N/A 2951 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73406; Anvil, C60 fwd thrust brg 1/24/2023 N/A 2952 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73132; Spring Plate, C60 fwd thrust brg 12/1/2022 N/A 2953 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73132; Spring Plate, C60 fwd thrust brg 12/1/2022 N/A 2954 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73132; Spring Plate, C60 fwd thrust brg 12/1/2022 N/A 2955 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73406; Support, C60 fwd thrust brg 1/24/2023 N/A 2956 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73406; Support, C60 fwd thrust brg 1/24/2023 N/A 2957 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 72795; Aerofoil, C60 fwd thrust brg 9/23/2022 N/A 2958 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 71740; Anvil, C30 aft thrust brg 2/24/2022 N/A 2959 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; Aerofoil, C30 aft thrust brg 7/18/2018 N/A 2960 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; AEROFOIL, FB-RFC AFT THRUST BRG 7/18/2018 N/A 2961 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 301820; AEROFOIL, FB-RFC FWD THRUST BRG 7/18/2018 N/A 2962 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73631; ANVIL, AFT THRUST BEARING, C200 3/9/2023 N/A 2963 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73631; ANVIL, AFT THRUST BEARING, C200 3/9/2023 N/A 2964 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73406; SUPPORT, AFT THRUST BEARING, C200 1/24/2023 N/A 2965 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73406; SUPPORT, AFT THRUST BEARING, C200 1/24/2023 N/A 2966 Capstone Green Energy Corporation VAGA INDUSTRIES Purchase Orders 73406; SUPPORT, AFT THRUST BEARING, C200 1/24/2023 N/A 2967 Capstone Green Energy Corporation VALIN CORPORATION Purchase Orders 74229; CLAMP, PLASTIC, TUBE SUPPORT KIT, 1/4" T 8/17/2023 N/A 2968 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS589 Augusta City Center 10/1/2014 9/30/2032 2969 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS652 Schmidt Artist Lofts 5/1/2015 4/30/2024 2970 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS861 Monhegan Power Plant 7/1/2017 6/30/2026 2971 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS865 OATI 9/1/2017 8/31/2026 2972 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS923 Collingwood WWTP 4/1/2018 3/31/2027 2973 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS968 Whitby Civic Recreation Complex 11/19/2018 11/18/2027 2974 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS994 Dryden High School 3/8/2019 3/7/2028 2975 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1012 Tillsonburg Community Centre 3/29/2019 3/28/2028 2976 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1043 10 San Romanoway 6/23/2019 6/22/2028 2977 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS560 Mass Maritime Academy 10/15/2019 10/14/2024 2978 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS702 South Burlington WWTP 10/15/2019 10/14/2024 2979 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS588 Juggler Meadow 12/18/2019 12/17/2024 2980 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS587 Margaret Chase Federal Building 3/2/2020 3/1/2030 2981 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1104 Belleville Arena 3/6/2020 3/5/2025 2982 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1110 Dryden Regional Health Centre 3/17/2020 3/16/2035 2983 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1123 Argos Community High School 6/1/2020 5/31/2030 2984 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1127 Atwater Apartments 6/1/2020 5/31/2030 2985 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS611 Dubuque WRRC 6/15/2020 12/14/2023 49

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 2986 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS715 SNHU 8/5/2020 8/4/2025 2987 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS352 Wausau WWTP 2/1/2021 1/31/2031 2988 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1182 170 Lees 4/1/2021 3/31/2031 2989 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1187 Monroe WWTP 5/1/2021 4/30/2026 2990 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS792 Ann Arbor VA Hospital 6/1/2021 5/31/2026 2991 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1216 Hyatt House Rochester 8/1/2021 7/31/2031 2992 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1220 500 Murray Ross 8/1/2021 7/31/2031 2993 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1221 1050 Markham 8/1/2021 7/31/2031 2994 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1222 75 Eastdale 8/1/2021 7/31/2031 2995 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS805 Union Gas Burlington 9/1/2021 8/31/2026 2996 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS806 Union Gas Kingston 9/1/2021 8/31/2026 2997 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS809 Washtenaw Community College 11/1/2021 12/8/2023 2998 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS425 Janesville WWTP 1/14/2022 1/13/2032 2999 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS644 Oakland University 5/1/2022 1/31/2024 3000 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1200 Pappas Rehabilitation Hospital 6/21/2022 6/20/2031 3001 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS745 Northampton VA Hospital 12/1/2022 11/30/2027 3002 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1373 Pan Athletic Center 2/1/2023 1/31/2033 3003 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1378 399 South Park 2/1/2023 1/31/2033 3004 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1377 Longos Walkers Line 3/1/2023 2/28/2033 3005 Capstone Green Energy Corporation Vergent Power Solutions, Inc. FPP SVS1398 Nicor Troy Grove 5/1/2023 4/30/2033 3006 Capstone Green Energy Corporation Vergent Power Solutions, Inc. Partner Agreements Distributor Agreement 3/31/2022 3/30/2027 3007 Capstone Green Energy Corporation Vermilion REP SAS Rental Contracts C1000S-SG4-BC00-000 5/31/2023 5/31/2031 3008 Capstone Green Energy Corporation Vescovo, Edgardo Employees Consulting Agreement 12/1/2022 12/1/2025 3009 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 72192; KIT,COPELAND GASPACK COMPONENTS 6/1/2022 N/A 3010 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 72192; KIT,COPELAND GASPACK COMPONENTS 6/1/2022 N/A 3011 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 72624; COMPRESSOR ENCAPSULATED 3PRONG PLUG 8/24/2022 N/A 3012 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 72624; COMPRESSOR ENCAPSULATED 3PRONG PLUG 8/24/2022 N/A 3013 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 72941; COMPRESSOR ENCAPSULATED 3PRONG PLUG 10/25/2022 N/A 3014 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 73109; COMPRESSOR ENCAPSULATED 3PRONG PLUG 11/29/2022 N/A 3015 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 73109; COMPRESSOR ENCAPSULATED 3PRONG PLUG 11/29/2022 N/A 3016 Capstone Green Energy Corporation Vilter Manufacturing LLC Purchase Orders 73641; COMPRESSOR ENCAPSULATED 3PRONG PLUG 3/13/2023 N/A 3017 Capstone Green Energy Corporation Vincent Vanlaar Purchase Orders 74326; INSULATION KIT, C65, LPG 9/20/2023 N/A 3018 Capstone Green Energy Corporation Warren Cat #1 Operating Leases C1000; 9756 8/1/2022 7/31/2025 3019 Capstone Green Energy Corporation Warren Cat #2 Operating Leases C1000; 9773 8/1/2022 7/31/2025 3020 Capstone Green Energy Corporation Warren Cat #3 Operating Leases C1000; 9776 8/1/2022 7/31/2025 3021 Capstone Green Energy Corporation Warren Cat#4 Operating Leases C1000; 9758 8/1/2022 7/31/2025 3022 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; Compressor Inlet Air Temp Sensor C30/C6X 5/9/2022 N/A 3023 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; Compressor Inlet Air Temp Sensor C30/C6X 5/9/2022 N/A 3024 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; Compressor Inlet Air Temp Sensor C30/C6X 5/9/2022 N/A 3025 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; Compressor Inlet Air Temp Sensor C30/C6X 5/9/2022 N/A 3026 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; Compressor Inlet Air Temp Sensor C30/C6X 5/9/2022 N/A 3027 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 73262; Compressor Inlet Air Temp Sensor C30/C6X 12/27/2022 N/A 3028 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 73262; Compressor Inlet Air Temp Sensor C30/C6X 12/27/2022 N/A 3029 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 73262; Compressor Inlet Air Temp Sensor C30/C6X 12/27/2022 N/A 3030 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 73262; THRMCOUP,FLANG,CLOSE TIP C200 12/27/2022 N/A 3031 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 73262; THRMCOUP,FLANG,CLOSE TIP C200 12/27/2022 N/A 3032 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; THERMOCOUPLE ASSY, FLANGED, MINI JACK 5/9/2022 N/A 3033 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; THERMOCOUPLE ASSY, FLANGED, MINI JACK 5/9/2022 N/A 3034 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 302235; THERMOCOUPLE ASSY, FLANGED, MINI JACK 5/9/2022 N/A 3035 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 73262; THERMOCOUPLE ASSY, FLANGED, MINI JACK 12/27/2022 N/A 3036 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 73262; THERMOCOUPLE ASSY, FLANGED, MINI JACK 12/27/2022 N/A 3037 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 74004; THERMOCOUPLE ASSY, FLANGED, MINI JACK 6/15/2023 N/A 3038 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 74004; THERMOCOUPLE ASSY, FLANGED, MINI JACK 6/15/2023 N/A 3039 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 74141; THERMOCOUPLE ASSY, FLANGED, MINI JACK 7/31/2023 N/A 3040 Capstone Green Energy Corporation WATLOW ELECTRIC Purchase Orders 74141; THERMOCOUPLE ASSY, FLANGED, MINI JACK 7/31/2023 N/A 3041 Capstone Green Energy Corporation WELDMAC Purchase Orders 73833; HEAT SHIELD, ASSY 5/1/2023 N/A 3042 Capstone Green Energy Corporation WELDMAC Purchase Orders 73833; HEAT SHIELD, ASSY 5/1/2023 N/A 3043 Capstone Green Energy Corporation WELDMAC Purchase Orders 70573; HEAT SHIELD, ASSY, REMAN 9/1/2021 N/A 3044 Capstone Green Energy Corporation WELDMAC Purchase Orders 70573; HEAT SHIELD, ASSY, REMAN 9/1/2021 N/A 3045 Capstone Green Energy Corporation WELDMAC Purchase Orders 70573; HEAT SHIELD, ASSY, REMAN 9/1/2021 N/A 3046 Capstone Green Energy Corporation WELDMAC Purchase Orders 70573; HEAT SHIELD, ASSY, REMAN 9/1/2021 N/A 50

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 3047 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS660 Diakonisse Postmünster 6/11/2015 6/10/2024 3048 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS751 Pulcra Chemicals 4/28/2016 4/27/2024 3049 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS781 NGS Naturgas GmbH 6/22/2016 6/21/2025 3050 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS828 Schne-Frost 12/1/2016 11/30/2025 3051 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS854 Bayernland eG 5/26/2017 5/25/2025 3052 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS887 DEWE Brünofix GmbH 12/21/2017 12/20/2026 3053 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS888 Milchwerk Jäger 12/21/2017 12/20/2026 3054 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS933 RAG Rohöl-Aufsuchungs AG 5/9/2018 5/8/2027 3055 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS484 Oswald 1 6/1/2018 5/31/2027 3056 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS485 Oswald 2 6/1/2018 5/31/2027 3057 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS559 Clariant Moosburg 1/1/2021 4/1/2029 3058 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS683 Bayernwerk Hart Keramik 1/31/2021 1/30/2028 3059 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1184 Kläranlage Wildon 4/1/2021 3/31/2031 3060 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1194 Kläranlage Dillenburg 4/1/2021 3/31/2031 3061 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1196 Aubad Fieberbrunn 4/1/2021 3/31/2031 3062 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1204 Grete Rommel 7/1/2021 6/30/2031 3063 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1205 Kläranlage Dillingen/Saar 7/1/2021 6/30/2031 3064 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1206 Kläranlage Oyten 7/1/2021 6/30/2031 3065 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1207 Kläranlage Vechta 7/1/2021 6/30/2031 3066 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1210 KA Staßfurt 7/1/2021 6/30/2031 3067 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1211 Leonhard Kurz 7/1/2021 6/30/2031 3068 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1213 Kläranlage Piding 7/1/2021 6/30/2031 3069 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1214 Abwasserverband Jennersdorf 7/1/2021 6/30/2031 3070 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1215 KA Neustadt/Aisch 7/1/2021 6/30/2031 3071 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1217 Kläranlage Mörfelden 7/1/2021 6/30/2030 3072 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1219 Bergader 7/1/2021 6/30/2031 3073 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1240 Gärtnerei Wenkeimer 7/1/2021 6/30/2031 3074 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1273 Klink Würzburg 7/1/2021 6/30/2031 3075 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1212 KA Pladenbach 7/13/2021 7/12/2031 3076 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1218 KA Vreden 7/13/2021 7/12/2031 3077 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1235 Graskraft Steindorf 10/1/2021 9/30/2031 3078 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1238 Hart Keramik 10/27/2021 10/26/2030 3079 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1265 KA Warendorf 12/1/2021 11/30/2031 3080 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1286 KA Bramsche 12/1/2021 11/30/2031 3081 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1274 Kläranlage Dülmen 1/1/2022 12/31/2031 3082 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1197 Hotel Schwarz 4/1/2022 3/31/2031 3083 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1316 Kläranlage Küps 4/1/2022 3/31/2027 3084 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1317 KA Pünderich 4/1/2022 3/31/2027 3085 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1318 KA Bad Honnef 4/1/2022 3/31/2027 3086 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS544 Henglein 9/29/2022 9/28/2032 3087 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1347 KA Bad Kreuznach 11/1/2022 10/31/2032 3088 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1345 Gärtnerei Drechsler 12/1/2022 11/30/2032 3089 Capstone Green Energy Corporation Wels Strom GmbH FPP SVS1374 Asota 1/1/2023 12/31/2032 3090 Capstone Green Energy Corporation Wels Strom GmbH/EWW AG Partner Agreements Distributor Agreement 11/18/2021 11/17/2026 3091 Capstone Green Energy Corporation WESCO RECEIVABLES CORPORATION Purchase Orders 74022; CONT,310A,600VAC,3P,24VDC COIL,10MMC1000 6/20/2023 N/A 3092 Capstone Green Energy Corporation WESTERMEYER INDUSTRIES INC. Purchase Orders 73433; FILTER, OIL 1/27/2023 N/A 3093 Capstone Green Energy Corporation WESTERMEYER INDUSTRIES INC. Purchase Orders 73134; FILTER, OIL 12/1/2022 N/A 3094 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3095 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3096 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3097 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3098 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3099 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3100 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3101 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3102 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3103 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3104 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3105 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3106 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 3107 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302231; STATOR ASSEMBLY, 77 KW GENERATOR, SHORT 4/22/2022 N/A 51

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 3108 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3109 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3110 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3111 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3112 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3113 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3114 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3115 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3116 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3117 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3118 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3119 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3120 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3121 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3122 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3123 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3124 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3125 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3126 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3127 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3128 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3129 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3130 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3131 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3132 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3133 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3134 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3135 Capstone Green Energy Corporation WINDTECH INC Purchase Orders 302276; GENERATOR STATOR ASSEMBLY 10/13/2022 N/A 3136 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74050; VALVE,-12IN,-8OUT,SWIFT 20 SINGLE WOODWD 6/26/2023 N/A 3137 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74075; VALVE,-12IN,-8OUT,SWIFT 20 SINGLE WOODWD 6/29/2023 N/A 3138 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74075; VALVE,-12IN,-8OUT,SWIFT 20 SINGLE WOODWD 6/29/2023 N/A 3139 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74315; VALVE,-12IN,-8OUT,SWIFT 20 SINGLE WOODWD 9/14/2023 N/A 3140 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74075; VALVE,-12IN,-8OUT,SWIFT 20 SINGLE WOODWD 6/29/2023 N/A 3141 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74076; VALVE,-12IN,-8OUT,SWIFT 20 SINGLE WOODWD 6/29/2023 N/A 3142 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74200; VALVE,-12IN,-8OUT,SWIFT 20 SINGLE WOODWD 8/10/2023 N/A 3143 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 73877; METERING VALVE Swift 36 5/10/2023 N/A 3144 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74075; METERING VALVE Swift 36 6/29/2023 N/A 3145 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74075; METERING VALVE Swift 36 6/29/2023 N/A 3146 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74077; METERING VALVE Swift 36 6/29/2023 N/A 3147 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74316; METERING VALVE Swift 36 9/14/2023 N/A 3148 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74317; METERING VALVE Swift 36 9/14/2023 N/A 3149 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74198; METERING VALVE Swift 36 8/10/2023 N/A 3150 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74198; METERING VALVE Swift 36 8/10/2023 N/A 3151 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74050; Metering Valve, Swift 60 SSV 6/26/2023 N/A 3152 Capstone Green Energy Corporation WOODWARD, INC Purchase Orders 74199; Metering Valve, Swift 60 SSV 8/10/2023 N/A 3153 Capstone Green Energy Corporation Wyoming Mining FPP RSS1203 Wall Bea - SN 10536 1/26/2022 1/25/2024 3154 Capstone Green Energy Corporation Wyoming Mining FPP RSS1261 Wall Bea - SN 10695 1/26/2022 1/25/2024 3155 Capstone Green Energy Corporation Wyoming Mining FPP RSS1262 Wall Bea - SN 10715 1/26/2022 1/25/2024 3156 Capstone Green Energy Corporation Wyoming Mining FPP RSS1263 Wall Bea - SN 10712 1/26/2022 1/25/2024 3157 Capstone Green Energy Corporation Wyoming Mining Rental Contracts C1000S,HPNG,DM,UL,C1KC 1/19/2022 1/20/2024 3158 Capstone Green Energy Corporation Wyoming Mining Rental Contracts C1000S,HPNG,DM,UL,C1KC 1/19/2022 1/20/2024 3159 Capstone Green Energy Corporation Wyoming Mining Rental Contracts C1000S,HPNG,DM,UL,C1KC 1/19/2022 1/20/2024 3160 Capstone Green Energy Corporation Wyoming Mining Rental Contracts C1000S,HPNG,DM,UL,C1KC 1/19/2022 1/20/2024 3161 Capstone Green Energy Corporation Xerox Financials IT Sharp6500 Printer 10/1/2019 9/30/2024 3162 Capstone Green Energy Corporation Yatani, Sohra Employees Commission Agreement 7/25/2023 N/A 3163 Capstone Green Energy Corporation Young Conaway Stargatt & Taylor, LLP Professional Engagements Debtors' Counsel Engagement Agreement 8/17/2023 N/A 3164 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 74277; MICROTURBINE RACK ASSEMBLY 8/31/2023 N/A 3165 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73161; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3166 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3167 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3168 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 52

Exhibit [●] Executory Contracts List # Debtor Counterparty Counterparty Category Description of Contract or Lease Effective Date Expiration Date 3169 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3170 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3171 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3172 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3173 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3174 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3175 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3176 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3177 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3178 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C1000 S 12/7/2022 N/A 3179 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C800 S 12/7/2022 N/A 3180 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C600 S 12/7/2022 N/A 3181 Capstone Green Energy Corporation ZA MANUFACTURING LLC Purchase Orders 73162; ENCLOSURE, GASEOUS, C600 S 12/7/2022 N/A 3182 Capstone Green Energy Corporation ZIEHL-ABEGG, INC. Purchase Orders 72560; 1500 CFM FAN 8/11/2022 N/A 3183 Capstone Green Energy Corporation ZIEHL-ABEGG, INC. Purchase Orders 72554; 1500 CFM FAN 8/11/2022 N/A 3184 Capstone Green Energy Corporation ZIEHL-ABEGG, INC. Purchase Orders 72538; 1500 CFM FAN 8/4/2022 N/A 3185 Capstone Green Energy Corporation ZIEHL-ABEGG, INC. Purchase Orders 72887; 1500 CFM FAN 10/14/2022 N/A 3186 Capstone Green Energy Corporation ZIEHL-ABEGG, INC. Purchase Orders 73070; 1500 CFM FAN 11/18/2022 N/A 3187 Capstone Green Energy Corporation ZIEHL-ABEGG, INC. Purchase Orders 74230; 1500 CFM FAN 8/17/2023 N/A 3188 Capstone Green Energy Corporation ZIEHL-ABEGG, INC. Purchase Orders 74231; 1500 CFM FAN 8/17/2023 N/A 3189 Capstone Green Energy Corporation Z-TRONIX, INC. Purchase Orders 74252; PWB ASSEMBLY - HELICAL COMPRESSOR 8/23/2023 N/A 53